EXHIBIT 99.1

GSAMP 2004-SEA2

      Assumptions:
            o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
            o 1-month Forward LIBOR curves (as of close on June 21, 2004) are used
            o     40% loss severity
            o     There is a 6 month lag in recoveries
            o Priced to call with collateral losses calculated through the life of the applicable bond

                            * Run as a pass-through

                                               First Dollar of Loss
                                              ----------------------
         Class AAA     CDR (%)                                61.381
                       Yield (%)                              3.0036
                       WAL                                      1.07
                       Modified Duration                        1.05
                       Principal Window                Jul04 - Aug06
                       Principal Writedown             160.10 (0.00)
                       Total Collat Loss      161,335,562.67 (25.99)

  1 mth libor
      1.28500
      1.53041
      1.86365
      1.96496
      2.08617
      2.26372
      2.54729
      2.60826
      2.76887
      2.94175
      3.09674
      3.22418
      3.36247
      3.48847
      3.59669
      3.69666
      3.79750
      3.90396
      4.05012
      4.08674
      4.17737
      4.27462
      4.35787
      4.41814
      4.47137
      4.52169
      4.56660
      4.61182
      4.66103
      4.71061
      4.75299
      4.79572
      4.83261
      4.86641
      4.89889
      4.93061
      4.96770
      5.01445
      5.05949
      5.10091
      5.14247
      5.17728
      5.21140
      5.24442
      5.27233
      5.29839
      5.32436
      5.34387
      5.37157
      5.40890
      5.44093
      5.47157
      5.50145
      5.52865
      5.55651
      5.57907
      5.59925
      5.62019
      5.63971
      5.65500
      5.67699
      5.70521
      5.73163
      5.75706
      5.77808
      5.79851
      5.81865
      5.83510
      5.84877
      5.86477
      5.87428
      5.88551
      5.90088
      5.91836
      5.93689
      5.95393
      5.96911
      5.98345
      5.99746
      6.01007
      6.01953
      6.03230
      6.03896
      6.04831
      6.05898
      6.07170
      6.08633
      6.09589
      6.10934
      6.12160
      6.12878
      6.14030
      6.14984
      6.15750
      6.16606
      6.17501
      6.18288
      6.19512
      6.20608
      6.21573
      6.22723
      6.23354
      6.24329
      6.25191
      6.25685
      6.26427
      6.27026
      6.27631
      6.28267
      6.29380
      6.29878
      6.30727
      6.31591
      6.32130
      6.32898
      6.33539
      6.33948
      6.34656
      6.35316
      6.35522
      6.36167
      6.36936
      6.37468
      6.38080
      6.38748
      6.39292
      6.40069
      6.40428
      6.40899
      6.41606
      6.42224
      6.42584
      6.43090
      6.43587
      6.44082
      6.44693
      6.45102
      6.45769
      6.46572
      6.47192
      6.47879
      6.48872
      6.49560
      6.50574
      6.51544
      6.52418
      6.53507
      6.54045
      6.55054
      6.55825
      6.56261
      6.57056
      6.57447
      6.58151
      6.58585
      6.59224
      6.59731
      6.61035
      6.62105
      6.62714
      6.63432
      6.63928
      6.63980
      6.64272
      6.63831
      6.63597
      6.63183
      6.62618
      6.62085
      6.62301
      6.62324
      6.62213
      6.62265
      6.61762
      6.61680
      6.61384
      6.60730
      6.60384
      6.59832
      6.59258
      6.58744
      6.58691
      6.58210
      6.58030
      6.57886
      6.57435
      6.57277
      6.56979
      6.56559
      6.56368
      6.56089
      6.55571
      6.55292
      6.54990
      6.54611
      6.54274
      6.53700
      6.53365
      6.53058
      6.52503
      6.51966
      6.51809
      6.51051
      6.50769
      6.50325
      6.49652
      6.49269
      6.48741
      6.48151
      6.47765
      6.46920
      6.46547
      6.45816
      6.45469
      6.44697
      6.44212
      6.43581
      6.42891
      6.42397
      6.41455
      6.41027
      6.40315
      6.39409
      6.38901
      6.38043
      6.37513
      6.36723
      6.36121
      6.35083
      6.34508
      6.33758
      6.32800
      6.32122
      6.31378
      6.30277
      6.29715
      6.28592
      6.27885
      6.27029
      6.26202
      6.25167
      6.24231
      6.22953
      6.22014
      6.21096
      6.19945
      6.19095
      6.18125
      6.17061
      6.16332
      6.15492
      6.14349
      6.13632
      6.12877
      6.11932
      6.11136
      6.10397
      6.09573
      6.08948
      6.07995
      6.07273
      6.06749
      6.06055
      6.05340
      6.04705
      6.04127
      6.03508
      6.02948
      6.02224
      6.01738
      6.01293
      6.00666
      6.00090
      5.99858
      5.99144
      5.98862
      5.98469
      5.97911
      5.97625
      5.97245
      5.96840
      5.96509
      5.96239
      5.95934
      5.95557
      5.95396
      5.95100
      5.95012
      5.94557
      5.94519
      5.94389
      5.94087
      5.94050
      5.93930
      5.93780
      5.93843
      5.93535
      5.93541
      5.93562
      5.93649
      5.93112
      5.92412
      5.91611
      5.90796
      5.90173
      5.89211
      5.88679
      5.88028
      5.87192
      5.86685
      5.86084
      5.85541
      5.84926
      5.84505
      5.83784
      5.83347
      5.82954
      5.82356
      5.82023
      5.81604
      5.81085
      5.80869
      5.80557
      5.80093
      5.79847
      5.79655
      5.79299
      5.79067
      5.78899
      5.78660
      5.78625
      5.78289
      5.78171
      5.78251
      5.77938
      5.78020
      5.78028
      5.77874
      5.77974
      5.78004
      5.78009
      5.78082
      5.78224
      5.78344
      5.78339
      5.78684
      5.78728
      5.79023
      5.79254
      5.79458
      5.79879
      5.79940
      5.80386
      5.80783
      5.81004
      5.81474
      5.81725
      5.82278
      5.82679
      5.83306
      5.83502

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - Price/Yield - A1

Balance       $399,216,000.00       Delay               0
Coupon        1.515                 Dated               6/29/2004
Settle        6/29/2004             First Payment       7/25/2004

Price                      0 CPR            15 CPR
                 Yield            1.5198           1.5198
           Disc Margin             23.00            23.00
                   WAL              8.12             2.56
              Mod Durn              7.64             2.50
      Principal Window     Jul04 - Mar15    Jul04 - Mar12

             LIBOR_1MO            1.2850           1.2850
                Prepay             0 CPR           15 CPR
   Optional Redemption           Call (Y)         Call (Y)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - CF - 1 - M1 - 28 CPR Call (N)


28 CPR
Call (N)
LIBOR_1MO=1.285

                                                                                                                         Effective
Period       Date          Principal        Interest       Cash Flow         Balance      Accrued Interest   Coupon       Coupon
------------------------------------------------------------------------------------------------------------------------------------
Total                    46,554,000.00    4,707,023.17   51,261,023.17                      4,707,023.17

   0       29-Jun-04                 0               0               0    46,554,000.00                 0          0            0
   1       25-Jul-04                 0       63,378.10       63,378.10    46,554,000.00         63,378.10      1.885        1.885
   2       25-Aug-04                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
   3       25-Sep-04                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
   4       25-Oct-04                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
   5       25-Nov-04                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
   6       25-Dec-04                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
   7       25-Jan-05                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
   8       25-Feb-05                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
   9       25-Mar-05                 0       68,253.34       68,253.34    46,554,000.00         68,253.34      1.885        1.885
  10       25-Apr-05                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  11       25-May-05                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  12       25-Jun-05                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  13       25-Jul-05                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  14       25-Aug-05                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  15       25-Sep-05                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  16       25-Oct-05                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  17       25-Nov-05                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  18       25-Dec-05                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  19       25-Jan-06                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  20       25-Feb-06                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  21       25-Mar-06                 0       68,253.34       68,253.34    46,554,000.00         68,253.34      1.885        1.885
  22       25-Apr-06                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  23       25-May-06                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  24       25-Jun-06                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  25       25-Jul-06                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  26       25-Aug-06                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  27       25-Sep-06                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  28       25-Oct-06                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  29       25-Nov-06                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  30       25-Dec-06                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  31       25-Jan-07                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  32       25-Feb-07                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  33       25-Mar-07                 0       68,253.34       68,253.34    46,554,000.00         68,253.34      1.885        1.885
  34       25-Apr-07                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  35       25-May-07                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  36       25-Jun-07                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  37       25-Jul-07                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  38       25-Aug-07                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  39       25-Sep-07                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  40       25-Oct-07                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  41       25-Nov-07                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  42       25-Dec-07                 0       73,128.58       73,128.58    46,554,000.00         73,128.58      1.885        1.885
  43       25-Jan-08                 0       75,566.19       75,566.19    46,554,000.00         75,566.19      1.885        1.885
  44       25-Feb-08      1,466,676.58       75,566.19    1,542,242.77    45,087,323.42         75,566.19      1.885        1.885
  45       25-Mar-08      3,431,559.43       68,463.85    3,500,023.28    41,655,763.99         68,463.85      1.885        1.885
  46       25-Apr-08      3,274,651.67       67,615.40    3,342,267.07    38,381,112.32         67,615.40      1.885        1.885
  47       25-May-08      3,211,417.39       60,290.33    3,271,707.72    35,169,694.93         60,290.33      1.885        1.885
  48       25-Jun-08      3,092,598.20       57,087.25    3,149,685.45    32,077,096.73         57,087.25      1.885        1.885
  49       25-Jul-08      3,032,776.47       50,387.77    3,083,164.25    29,044,320.26         50,387.77      1.885        1.885
  50       25-Aug-08      2,920,532.21       47,144.58    2,967,676.79    26,123,788.05         47,144.58      1.885        1.885
  51       25-Sep-08      2,838,321.81       42,403.99    2,880,725.80    23,285,466.24         42,403.99      1.885        1.885
  52       25-Oct-08      2,596,937.18       36,577.59    2,633,514.77    20,688,529.06         36,577.59      1.885        1.885
  53       25-Nov-08        595,604.15       33,581.51      629,185.65    20,092,924.91         33,581.51      1.885        1.885
  54       25-Dec-08        584,032.37       31,562.64      615,595.00    19,508,892.54         31,562.64      1.885        1.885
  55       25-Jan-09        562,400.05       31,666.73      594,066.78    18,946,492.49         31,666.73      1.885        1.885
  56       25-Feb-09        546,536.31       30,753.84      577,290.16    18,399,956.18         30,753.84      1.885        1.885
  57       25-Mar-09        545,439.28       26,976.38      572,415.66    17,854,516.90         26,976.38      1.885        1.885
  58       25-Apr-09        515,849.58       28,981.35      544,830.93    17,338,667.32         28,981.35      1.885        1.885
  59       25-May-09        505,778.45       27,236.16      533,014.60    16,832,888.87         27,236.16      1.885        1.885
  60       25-Jun-09        487,028.25       27,323.05      514,351.30    16,345,860.62         27,323.05      1.885        1.885
  61       25-Jul-09        477,501.34       25,676.62      503,177.97    15,868,359.28         25,676.62      1.885        1.885
  62       25-Aug-09        459,793.24       25,757.43      485,550.68    15,408,566.03         25,757.43      1.885        1.885
  63       25-Sep-09        446,782.15       25,011.10      471,793.25    14,961,783.88         25,011.10      1.885        1.885
  64       25-Oct-09        438,016.96       23,502.47      461,519.43    14,523,766.92         23,502.47      1.885        1.885
  65       25-Nov-09        421,764.56       23,574.90      445,339.45    14,102,002.37         23,574.90      1.885        1.885
  66       25-Dec-09        413,473.29       22,151.90      435,625.19    13,688,529.07         22,151.90      1.885        1.885
  67       25-Jan-10        398,125.92       22,219.14      420,345.06    13,290,403.15         22,219.14      1.885        1.885
  68       25-Feb-10        386,833.46       21,572.91      408,406.37    12,903,569.69         21,572.91      1.885        1.885
  69       25-Mar-10        385,904.01       18,918.07      404,822.07    12,517,665.69         18,918.07      1.885        1.885
  70       25-Apr-10        364,995.58       20,318.61      385,314.19    12,152,670.10         20,318.61      1.885        1.885
  71       25-May-10        357,781.00       19,089.82      376,870.82    11,794,889.11         19,089.82      1.885        1.885
  72       25-Jun-10        344,487.68       19,145.40      363,633.08    11,450,401.43         19,145.40      1.885        1.885
  73       25-Jul-10        337,663.53       17,986.67      355,650.21    11,112,737.89         17,986.67      1.885        1.885
  74       25-Aug-10        325,112.68       18,038.13      343,150.82    10,787,625.21         18,038.13      1.885        1.885
  75       25-Sep-10        315,857.68       17,510.41      333,368.10    10,471,767.53         17,510.41      1.885        1.885
  76       25-Oct-10        309,579.96       16,449.40      326,029.36    10,162,187.56         16,449.40      1.885        1.885
  77       25-Nov-10        298,066.03       16,495.21      314,561.24     9,864,121.53         16,495.21      1.885        1.885
  78       25-Dec-10        292,128.27       15,494.89      307,623.16     9,571,993.26         15,494.89      1.885        1.885
  79       25-Jan-11        281,258.84       15,537.21      296,796.05     9,290,734.42         15,537.21      1.885        1.885
  80       25-Feb-11        273,230.84       17,480.77      290,711.62     9,017,503.58         17,480.77      2.185        2.185
  81       25-Mar-11        272,450.78       15,324.75      287,775.52     8,745,052.80         15,324.75      2.185        2.185
  82       25-Apr-11        257,710.90       16,454.06      274,164.96     8,487,341.90         16,454.06      2.185        2.185
  83       25-May-11        252,545.35       15,454.04      267,999.39     8,234,796.55         15,454.04      2.185        2.185
  84       25-Jun-11        243,138.14       15,494.00      258,632.14     7,991,658.41         15,494.00      2.185        2.185
  85       25-Jul-11        238,252.60       14,551.48      252,804.08     7,753,405.81         14,551.48      2.185        2.185
  86       25-Aug-11        229,373.75       14,588.25      243,962.00     7,524,032.05         14,588.25      2.185        2.185
  87       25-Sep-11        222,799.69       14,156.68      236,956.37     7,301,232.36         14,156.68      2.185        2.185
  88       25-Oct-11        218,305.99       13,294.33      231,600.32     7,082,926.38         13,294.33      2.185        2.185
  89       25-Nov-11        210,164.86       13,326.72      223,491.59     6,872,761.51         13,326.72      2.185        2.185
  90       25-Dec-11        205,914.92       12,514.15      218,429.07     6,666,846.59         12,514.15      2.185        2.185
  91       25-Jan-12        198,232.19       12,543.86      210,776.05     6,468,614.40         12,543.86      2.185        2.185
  92       25-Feb-12        192,533.32       12,170.88      204,704.20     6,276,081.07         12,170.88      2.185        2.185
  93       25-Mar-12        190,254.06       11,046.77      201,300.84     6,085,827.01         11,046.77      2.185        2.185
  94       25-Apr-12        181,550.92       11,450.65      193,001.57     5,904,276.09         11,450.65      2.185        2.185
  95       25-May-12        177,854.44       10,750.70      188,605.15     5,726,421.65         10,750.70      2.185        2.185
  96       25-Jun-12        171,210.28       10,774.42      181,984.70     5,555,211.37         10,774.42      2.185        2.185
  97       25-Jul-12        167,714.53       10,115.11      177,829.65     5,387,496.84         10,115.11      2.185        2.185
  98       25-Aug-12        161,445.90       10,136.72      171,582.62     5,226,050.94         10,136.72      2.185        2.185
  99       25-Sep-12        156,783.00        9,832.96      166,615.96     5,069,267.95          9,832.96      2.185        2.185
 100       25-Oct-12        153,568.13        9,230.29      162,798.43     4,915,699.81          9,230.29      2.185        2.185
 101       25-Nov-12        147,823.69        9,249.03      157,072.71     4,767,876.13          9,249.03      2.185        2.185
 102       25-Dec-12        144,783.54        8,681.51      153,465.05     4,623,092.59          8,681.51      2.185        2.185
 103       25-Jan-13        534,128.58        8,698.48      542,827.06     4,088,964.01          8,698.48      2.185        2.185
 104       25-Feb-13        123,839.59        7,693.50      131,533.09     3,965,124.41          7,693.50      2.185        2.185
 105       25-Mar-13        123,361.87        6,738.51      130,100.38     3,841,762.54          6,738.51      2.185        2.185
 106       25-Apr-13        116,686.00        7,228.38      123,914.38     3,725,076.54          7,228.38      2.185        2.185
 107       25-May-13        114,267.15        6,782.74      121,049.89     3,610,809.40          6,782.74      2.185        2.185
 108       25-Jun-13        523,443.51        6,793.84      530,237.35     3,087,365.88          6,793.84      2.185        2.185
 109       25-Jul-13         95,741.70        5,621.58      101,363.28     2,991,624.19          5,621.58      2.185        2.185
 110       25-Aug-13         92,122.45        5,628.82       97,751.27     2,899,501.74          5,628.82      2.185        2.185
 111       25-Sep-13         89,420.62        5,455.49       94,876.12     2,810,081.12          5,455.49      2.185        2.185
 112       25-Oct-13         87,544.61        5,116.69       92,661.29     2,722,536.51          5,116.69      2.185        2.185
 113       25-Nov-13         84,505.45        5,122.53       89,627.98     2,638,031.06          5,122.53      2.185        2.185
 114       25-Dec-13         82,422.36        4,803.41       87,225.78     2,555,608.69          4,803.41      2.185        2.185
 115       25-Jan-14         79,301.40        4,808.45       84,109.84     2,476,307.30          4,808.45      2.185        2.185
 116       25-Feb-14         76,965.55        4,659.24       81,624.79     2,399,341.75          4,659.24      2.185        2.185
 117       25-Mar-14         77,757.99        4,077.55       81,835.54     2,321,583.76          4,077.55      2.185        2.185
 118       25-Apr-14         72,367.75        4,368.12       76,735.87     2,249,216.01          4,368.12      2.185        2.185
 119       25-May-14         70,830.30        4,095.45       74,925.74     2,178,385.72          4,095.45      2.185        2.185
 120       25-Jun-14        566,647.64        4,098.69      570,746.34     1,611,738.07          4,098.69      2.185        2.185
 121       25-Jul-14        904,225.48        2,934.71      907,160.19       707,512.59          2,934.71      2.185        2.185
 122       25-Aug-14        126,434.72        1,331.20      127,765.92       581,077.88          1,331.20      2.185        2.185
 123       25-Sep-14        122,576.84        1,093.31      123,670.15       458,501.04          1,093.31      2.185        2.185
 124       25-Oct-14        119,807.97          834.85      120,642.82       338,693.07            834.85      2.185        2.185
 125       25-Nov-14        115,177.51          637.26      115,814.77       223,515.56            637.26      2.185        2.185
 126       25-Dec-14        112,560.68          406.98      112,967.66       110,954.88            406.98      2.185        2.185
 127       25-Jan-15        110,655.32          208.76      110,864.09           299.56            208.76      2.185        2.185
 128       25-Feb-15            299.56            0.56          300.12                0              0.56      2.185        2.185


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - CF - 1 - A2A - 28 CPR Call (N)


28 CPR
Call (N)
LIBOR_1MO=1.285

                                                                                                                          Effective
Period     Date          Principal       Interest          Cash Flow           Balance       Accrued Interest    Coupon    Coupon
-----------------------------------------------------------------------------------------------------------------------------------
Total                 355,360,000.00   7,098,834.83     362,458,834.83                         7,098,834.83

  0     29-Jun-04                  0              0                  0      355,360,000.00                0           0         0
  1     25-Jul-04      18,214,070.03     404,222.00      18,618,292.03      337,145,929.97       404,222.00       1.575     1.575
  2     25-Aug-04      15,262,942.79     457,254.17      15,720,196.96      321,882,987.17       457,254.17       1.575     1.575
  3     25-Sep-04      14,651,096.62     436,553.80      15,087,650.43      307,231,890.55       436,553.80       1.575     1.575
  4     25-Oct-04      14,376,668.91     403,241.86      14,779,910.77      292,855,221.64       403,241.86       1.575     1.575
  5     25-Nov-04      13,847,611.89     397,184.89      14,244,796.78      279,007,609.75       397,184.89       1.575     1.575
  6     25-Dec-04      13,587,938.09     366,197.49      13,954,135.58      265,419,671.66       366,197.49       1.575     1.575
  7     25-Jan-05      13,087,805.64     359,975.43      13,447,781.07      252,331,866.02       359,975.43       1.575     1.575
  8     25-Feb-05      12,724,676.63     342,225.09      13,066,901.72      239,607,189.39       342,225.09       1.575     1.575
  9     25-Mar-05      12,713,895.13     293,518.81      13,007,413.93      226,893,294.26       293,518.81       1.575     1.575
 10     25-Apr-05      12,021,642.66     307,724.03      12,329,366.69      214,871,651.60       307,724.03       1.575     1.575
 11     25-May-05      11,795,501.70     282,019.04      12,077,520.75      203,076,149.89       282,019.04       1.575     1.575
 12     25-Jun-05      11,361,104.36     275,422.03      11,636,526.39      191,715,045.54       275,422.03       1.575     1.575
 13     25-Jul-05      11,147,127.90     251,626.00      11,398,753.90      180,567,917.64       251,626.00       1.575     1.575
 14     25-Aug-05      10,736,520.03     244,895.24      10,981,415.27      169,831,397.61       244,895.24       1.575     1.575
 15     25-Sep-05      10,438,028.89     230,333.83      10,668,362.73      159,393,368.71       230,333.83       1.575     1.575
 16     25-Oct-05      10,241,081.59     209,203.80      10,450,285.39      149,152,287.12       209,203.80       1.575     1.575
 17     25-Nov-05       9,863,727.35     202,287.79      10,066,015.14      139,288,559.77       202,287.79       1.575     1.575
 18     25-Dec-05       9,677,378.24     182,816.23       9,860,194.47      129,611,181.53       182,816.23       1.575     1.575
 19     25-Jan-06       9,320,714.32     175,785.16       9,496,499.49      120,290,467.21       175,785.16       1.575     1.575
 20     25-Feb-06       9,061,213.93     163,143.95       9,224,357.87      111,229,253.29       163,143.95       1.575     1.575
 21     25-Mar-06       9,051,363.48     136,255.84       9,187,619.31      102,177,889.81       136,255.84       1.575     1.575
 22     25-Apr-06       8,558,899.43     138,578.76       8,697,478.19       93,618,990.38       138,578.76       1.575     1.575
 23     25-May-06       8,396,636.24     122,874.92       8,519,511.17       85,222,354.14       122,874.92       1.575     1.575
 24     25-Jun-06       8,086,984.03     115,582.82       8,202,566.85       77,135,370.11       115,582.82       1.575     1.575
 25     25-Jul-06       7,933,457.83     101,240.17       8,034,698.00       69,201,912.28       101,240.17       1.575     1.575
 26     25-Aug-06       7,640,815.88      93,855.09       7,734,670.97       61,561,096.40        93,855.09       1.575     1.575
 27     25-Sep-06       7,427,606.36      83,492.24       7,511,098.60       54,133,490.04        83,492.24       1.575     1.575
 28     25-Oct-06       7,286,310.56      71,050.21       7,357,360.77       46,847,179.48        71,050.21       1.575     1.575
 29     25-Nov-06       7,017,442.72      63,536.49       7,080,979.20       39,829,736.76        63,536.49       1.575     1.575
 30     25-Dec-06       6,883,758.16      52,276.53       6,936,034.69       32,945,978.61        52,276.53       1.575     1.575
 31     25-Jan-07       6,629,680.07      44,682.98       6,674,363.06       26,316,298.53        44,682.98       1.575     1.575
 32     25-Feb-07       6,444,386.72      35,691.48       6,480,078.20       19,871,911.82        35,691.48       1.575     1.575
 33     25-Mar-07       6,435,636.71      24,343.09       6,459,979.81       13,436,275.10        24,343.09       1.575     1.575
 34     25-Apr-07       6,085,786.46      18,222.95       6,104,009.40        7,350,488.65        18,222.95       1.575     1.575
 35     25-May-07       5,969,398.16       9,647.52       5,979,045.68        1,381,090.49         9,647.52       1.575     1.575
 36     25-Jun-07       1,381,090.49       1,873.10       1,382,963.59                   0         1,873.10       1.575     1.575


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - CF - 1 - A2B - 28 CPR Call (N)


28 CPR
Call (N)
LIBOR_1MO=1.285

Period       Date          Principal         Interest        Cash Flow      Balance     Accrued Interest    Coupon  Effective Coupon
Total                     69,040,000.00   8,731,222.26    77,771,222.26                    8,731,222.26
         0   29-Jun-04                0              0                0     69,040,000.00              0         0                 0
         1   25-Jul-04                0      91,497.18        91,497.18     69,040,000.00      91,497.18     1.835             1.835
         2   25-Aug-04                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
         3   25-Sep-04                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
         4   25-Oct-04                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
         5   25-Nov-04                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
         6   25-Dec-04                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
         7   25-Jan-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
         8   25-Feb-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
         9   25-Mar-05                0      98,535.42        98,535.42     69,040,000.00      98,535.42     1.835             1.835
        10   25-Apr-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        11   25-May-05                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
        12   25-Jun-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        13   25-Jul-05                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
        14   25-Aug-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        15   25-Sep-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        16   25-Oct-05                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
        17   25-Nov-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        18   25-Dec-05                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
        19   25-Jan-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        20   25-Feb-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        21   25-Mar-06                0      98,535.42        98,535.42     69,040,000.00      98,535.42     1.835             1.835
        22   25-Apr-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        23   25-May-06                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
        24   25-Jun-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        25   25-Jul-06                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
        26   25-Aug-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        27   25-Sep-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        28   25-Oct-06                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
        29   25-Nov-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        30   25-Dec-06                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
        31   25-Jan-07                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        32   25-Feb-07                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        33   25-Mar-07                0      98,535.42        98,535.42     69,040,000.00      98,535.42     1.835             1.835
        34   25-Apr-07                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
        35   25-May-07                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
        36   25-Jun-07     4,367,826.36     109,092.79     4,476,919.15     64,672,173.64     109,092.79     1.835             1.835
        37   25-Jul-07                0      98,894.53        98,894.53     64,672,173.64      98,894.53     1.835             1.835
        38   25-Aug-07                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
        39   25-Sep-07                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
        40   25-Oct-07                0      98,894.53        98,894.53     64,672,173.64      98,894.53     1.835             1.835
        41   25-Nov-07                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
        42   25-Dec-07                0      98,894.53        98,894.53     64,672,173.64      98,894.53     1.835             1.835
        43   25-Jan-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
        44   25-Feb-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
        45   25-Mar-08                0      95,598.05        95,598.05     64,672,173.64      95,598.05     1.835             1.835
        46   25-Apr-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
        47   25-May-08                0      98,894.53        98,894.53     64,672,173.64      98,894.53     1.835             1.835
        48   25-Jun-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
        49   25-Jul-08                0      98,894.53        98,894.53     64,672,173.64      98,894.53     1.835             1.835
        50   25-Aug-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
        51   25-Sep-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
        52   25-Oct-08       166,000.13      98,894.53       264,894.66     64,506,173.51      98,894.53     1.835             1.835
        53   25-Nov-08     1,857,074.73     101,928.71     1,959,003.44     62,649,098.78     101,928.71     1.835             1.835
        54   25-Dec-08     1,820,994.29      95,800.91     1,916,795.20     60,828,104.49      95,800.91     1.835             1.835
        55   25-Jan-09     1,753,545.42      96,116.85     1,849,662.27     59,074,559.08      96,116.85     1.835             1.835
        56   25-Feb-09     1,704,082.79      93,346.01     1,797,428.80     57,370,476.29      93,346.01     1.835             1.835
        57   25-Mar-09     1,700,662.27      81,880.42     1,782,542.69     55,669,814.02      81,880.42     1.835             1.835
        58   25-Apr-09     1,608,402.53      87,966.04     1,696,368.57     54,061,411.48      87,966.04     1.835             1.835
        59   25-May-09     1,577,001.06      82,668.91     1,659,669.96     52,484,410.43      82,668.91     1.835             1.835
        60   25-Jun-09     1,518,538.54      82,932.66     1,601,471.20     50,965,871.88      82,932.66     1.835             1.835
        61   25-Jul-09     1,488,833.95      77,935.31     1,566,769.26     49,477,037.93      77,935.31     1.835             1.835
        62   25-Aug-09     1,433,620.66      78,180.59     1,511,801.26     48,043,417.27      78,180.59     1.835             1.835
        63   25-Sep-09     1,393,052.50      75,915.27     1,468,967.77     46,650,364.77      75,915.27     1.835             1.835
        64   25-Oct-09     1,365,722.90      71,336.18     1,437,059.08     45,284,641.87      71,336.18     1.835             1.835
        65   25-Nov-09     1,315,048.43      71,556.02     1,386,604.46     43,969,593.44      71,556.02     1.835             1.835
        66   25-Dec-09     1,289,196.53      67,236.84     1,356,433.37     42,680,396.91      67,236.84     1.835             1.835
        67   25-Jan-10     1,241,343.91      67,440.95     1,308,784.87     41,439,052.99      67,440.95     1.835             1.835
        68   25-Feb-10     1,206,134.39      65,479.46     1,271,613.85     40,232,918.60      65,479.46     1.835             1.835
        69   25-Mar-10     1,203,236.38      57,421.32     1,260,657.69     39,029,682.23      57,421.32     1.835             1.835
        70   25-Apr-10     1,138,044.58      61,672.32     1,199,716.90     37,891,637.64      61,672.32     1.835             1.835
        71   25-May-10     1,115,549.74      57,942.63     1,173,492.37     36,776,087.91      57,942.63     1.835             1.835
        72   25-Jun-10     1,074,101.60      58,111.33     1,132,212.92     35,701,986.31      58,111.33     1.835             1.835
        73   25-Jul-10     1,052,824.12      54,594.29     1,107,418.41     34,649,162.19      54,594.29     1.835             1.835
        74   25-Aug-10     1,013,690.98      54,750.49     1,068,441.47     33,635,471.21      54,750.49     1.835             1.835
        75   25-Sep-10       984,834.18      53,148.72     1,037,982.89     32,650,637.03      53,148.72     1.835             1.835
        76   25-Oct-10       965,260.44      49,928.27     1,015,188.71     31,685,376.59      49,928.27     1.835             1.835
        77   25-Nov-10       929,360.38      50,067.30       979,427.68     30,756,016.21      50,067.30     1.835             1.835
        78   25-Dec-10       910,846.62      47,031.07       957,877.69     29,845,169.59      47,031.07     1.835             1.835
        79   25-Jan-11       876,956.09      47,159.51       924,115.61     28,968,213.50      47,159.51     1.835             1.835
        80   25-Feb-11       851,925.05      59,493.47       911,418.52     28,116,288.45      59,493.47     2.385             2.385
        81   25-Mar-11       849,492.83      52,155.72       901,648.54     27,266,795.62      52,155.72     2.385             2.385
        82   25-Apr-11       803,534.36      55,999.18       859,533.54     26,463,261.26      55,999.18     2.385             2.385
        83   25-May-11       787,428.35      52,595.73       840,024.08     25,675,832.91      52,595.73     2.385             2.385
        84   25-Jun-11       758,096.97      52,731.74       810,828.72     24,917,735.94      52,731.74     2.385             2.385
        85   25-Jul-11       742,864.00      49,524.00       792,388.00     24,174,871.93      49,524.00     2.385             2.385
        86   25-Aug-11       715,180.05      49,649.14       764,829.19     23,459,691.88      49,649.14     2.385             2.385
        87   25-Sep-11       694,682.33      48,180.34       742,862.67     22,765,009.56      48,180.34     2.385             2.385
        88   25-Oct-11       680,671.11      45,245.46       725,916.56     22,084,338.45      45,245.46     2.385             2.385
        89   25-Nov-11       655,287.34      45,355.71       700,643.05     21,429,051.11      45,355.71     2.385             2.385
        90   25-Dec-11       642,036.15      42,590.24       684,626.39     20,787,014.96      42,590.24     2.385             2.385
        91   25-Jan-12       618,081.66      42,691.33       660,772.99     20,168,933.30      42,691.33     2.385             2.385
        92   25-Feb-12       600,312.76      41,421.95       641,734.71     19,568,620.54      41,421.95     2.385             2.385
        93   25-Mar-12       593,206.09      37,596.21       630,802.30     18,975,414.45      37,596.21     2.385             2.385
        94   25-Apr-12       566,069.97      38,970.76       605,040.73     18,409,344.48      38,970.76     2.385             2.385
        95   25-May-12       554,544.48      36,588.57       591,133.05     17,854,800.00      36,588.57     2.385             2.385
        96   25-Jun-12       533,828.18      36,669.30       570,497.48     17,320,971.82      36,669.30     2.385             2.385
        97   25-Jul-12       522,928.56      34,425.43       557,354.00     16,798,043.25      34,425.43     2.385             2.385
        98   25-Aug-12       503,383.16      34,498.98       537,882.14     16,294,660.09      34,498.98     2.385             2.385
        99   25-Sep-12       488,844.38      33,465.16       522,309.53     15,805,815.72      33,465.16     2.385             2.385
       100   25-Oct-12       478,820.54      31,414.06       510,234.60     15,326,995.17      31,414.06     2.385             2.385
       101   25-Nov-12       460,909.54      31,477.82       492,387.35     14,866,085.64      31,477.82     2.385             2.385
       102   25-Dec-12       451,430.46      29,546.35       480,976.81     14,414,655.18      29,546.35     2.385             2.385
       103   25-Jan-13     1,665,395.87      29,604.10     1,694,999.97     12,749,259.31      29,604.10     2.385             2.385
       104   25-Feb-13       386,127.90      26,183.79       412,311.69     12,363,131.41      26,183.79     2.385             2.385
       105   25-Mar-13       384,638.38      22,933.61       407,571.99     11,978,493.03      22,933.61     2.385             2.385
       106   25-Apr-13       363,823.23      24,600.83       388,424.06     11,614,669.81      24,600.83     2.385             2.385
       107   25-May-13       356,281.31      23,084.16       379,365.47     11,258,388.49      23,084.16     2.385             2.385
       108   25-Jun-13     1,632,080.17      23,121.92     1,655,202.09      9,626,308.32      23,121.92     2.385             2.385
       109   25-Jul-13       298,519.56      19,132.29       317,651.85      9,327,788.76      19,132.29     2.385             2.385
       110   25-Aug-13       287,234.85      19,156.95       306,391.79      9,040,553.91      19,156.95     2.385             2.385
       111   25-Sep-13       278,810.65      18,567.04       297,377.69      8,761,743.26      18,567.04     2.385             2.385
       112   25-Oct-13       272,961.29      17,413.96       290,375.25      8,488,781.98      17,413.96     2.385             2.385
       113   25-Nov-13       263,485.30      17,433.84       280,919.14      8,225,296.67      17,433.84     2.385             2.385
       114   25-Dec-13       256,990.30      16,347.78       273,338.08      7,968,306.37      16,347.78     2.385             2.385
       115   25-Jan-14       247,259.22      16,364.91       263,624.13      7,721,047.15      16,364.91     2.385             2.385
       116   25-Feb-14       239,976.13      15,857.10       255,833.23      7,481,071.02      15,857.10     2.385             2.385
       117   25-Mar-14       242,446.92      13,877.39       256,324.31      7,238,624.10      13,877.39     2.385             2.385
       118   25-Apr-14       225,640.34      14,866.32       240,506.66      7,012,983.76      14,866.32     2.385             2.385
       119   25-May-14       220,846.61      13,938.31       234,784.91      6,792,137.16      13,938.31     2.385             2.385
       120   25-Jun-14     1,766,789.27      13,949.35     1,780,738.63      5,025,347.88      13,949.35     2.385             2.385
       121   25-Jul-14     1,272,855.59       9,987.88     1,282,843.47      3,752,492.29       9,987.88     2.385             2.385
       122   25-Aug-14       124,490.34       7,706.68       132,197.02      3,628,001.95       7,706.68     2.385             2.385
       123   25-Sep-14       120,691.79       7,451.01       128,142.80      3,507,310.16       7,451.01     2.385             2.385
       124   25-Oct-14       117,965.50       6,970.78       124,936.28      3,389,344.66       6,970.78     2.385             2.385
       125   25-Nov-14       113,406.25       6,960.87       120,367.12      3,275,938.41       6,960.87     2.385             2.385
       126   25-Dec-14       110,829.66       6,510.93       117,340.59      3,165,108.75       6,510.93     2.385             2.385
       127   25-Jan-15       108,953.61       6,500.34       115,453.95      3,056,155.14       6,500.34     2.385             2.385
       128   25-Feb-15       193,180.82       6,276.58       199,457.40      2,862,974.31       6,276.58     2.385             2.385
       129   25-Mar-15     2,263,582.21       5,310.82     2,268,893.03        599,392.10       5,310.82     2.385             2.385
       130   25-Apr-15       599,392.10       1,231.00       600,623.10                 0       1,231.00     2.385             2.385


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


GSAMP 2004-SEA2 - CF-1 - M1 - 28 CPR Call (Y)


Prepay         28 CPR
1 mth Libor    1.285%

Period       Date          Principal         Interest        Cash Flow      Balance     Accrued Interest    Coupon  Effective Coupon
Total                     46,554,000.00   4,309,161.90    50,863,161.90                     4,309,161.90
      0      29-Jun-04                0              0                0     46,554,000.00              0         0                 0
      1      25-Jul-04                0      63,378.10        63,378.10     46,554,000.00      63,378.10     1.885             1.885
      2      25-Aug-04                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
      3      25-Sep-04                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
      4      25-Oct-04                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
      5      25-Nov-04                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
      6      25-Dec-04                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
      7      25-Jan-05                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
      8      25-Feb-05                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
      9      25-Mar-05                0      68,253.34        68,253.34     46,554,000.00      68,253.34     1.885             1.885
     10      25-Apr-05                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     11      25-May-05                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     12      25-Jun-05                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     13      25-Jul-05                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     14      25-Aug-05                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     15      25-Sep-05                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     16      25-Oct-05                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     17      25-Nov-05                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     18      25-Dec-05                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     19      25-Jan-06                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     20      25-Feb-06                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     21      25-Mar-06                0      68,253.34        68,253.34     46,554,000.00      68,253.34     1.885             1.885
     22      25-Apr-06                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     23      25-May-06                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     24      25-Jun-06                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     25      25-Jul-06                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     26      25-Aug-06                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     27      25-Sep-06                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     28      25-Oct-06                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     29      25-Nov-06                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     30      25-Dec-06                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     31      25-Jan-07                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     32      25-Feb-07                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     33      25-Mar-07                0      68,253.34        68,253.34     46,554,000.00      68,253.34     1.885             1.885
     34      25-Apr-07                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     35      25-May-07                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     36      25-Jun-07                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     37      25-Jul-07                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     38      25-Aug-07                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     39      25-Sep-07                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     40      25-Oct-07                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     41      25-Nov-07                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     42      25-Dec-07                0      73,128.58        73,128.58     46,554,000.00      73,128.58     1.885             1.885
     43      25-Jan-08                0      75,566.19        75,566.19     46,554,000.00      75,566.19     1.885             1.885
     44      25-Feb-08     1,466,676.58      75,566.19     1,542,242.77     45,087,323.42      75,566.19     1.885             1.885
     45      25-Mar-08     3,431,559.43      68,463.85     3,500,023.28     41,655,763.99      68,463.85     1.885             1.885
     46      25-Apr-08     3,274,651.67      67,615.40     3,342,267.07     38,381,112.32      67,615.40     1.885             1.885
     47      25-May-08     3,211,417.39      60,290.33     3,271,707.72     35,169,694.93      60,290.33     1.885             1.885
     48      25-Jun-08     3,092,598.20      57,087.25     3,149,685.45     32,077,096.73      57,087.25     1.885             1.885
     49      25-Jul-08     3,032,776.47      50,387.77     3,083,164.25     29,044,320.26      50,387.77     1.885             1.885
     50      25-Aug-08     2,920,532.21      47,144.58     2,967,676.79     26,123,788.05      47,144.58     1.885             1.885
     51      25-Sep-08     2,838,321.81      42,403.99     2,880,725.80     23,285,466.24      42,403.99     1.885             1.885
     52      25-Oct-08     2,596,937.18      36,577.59     2,633,514.77     20,688,529.06      36,577.59     1.885             1.885
     53      25-Nov-08       595,604.15      33,581.51       629,185.65     20,092,924.91      33,581.51     1.885             1.885
     54      25-Dec-08       584,032.37      31,562.64       615,595.00     19,508,892.54      31,562.64     1.885             1.885
     55      25-Jan-09       562,400.05      31,666.73       594,066.78     18,946,492.49      31,666.73     1.885             1.885
     56      25-Feb-09       546,536.31      30,753.84       577,290.16     18,399,956.18      30,753.84     1.885             1.885
     57      25-Mar-09       545,439.28      26,976.38       572,415.66     17,854,516.90      26,976.38     1.885             1.885
     58      25-Apr-09       515,849.58      28,981.35       544,830.93     17,338,667.32      28,981.35     1.885             1.885
     59      25-May-09       505,778.45      27,236.16       533,014.60     16,832,888.87      27,236.16     1.885             1.885
     60      25-Jun-09       487,028.25      27,323.05       514,351.30     16,345,860.62      27,323.05     1.885             1.885
     61      25-Jul-09       477,501.34      25,676.62       503,177.97     15,868,359.28      25,676.62     1.885             1.885
     62      25-Aug-09       459,793.24      25,757.43       485,550.68     15,408,566.03      25,757.43     1.885             1.885
     63      25-Sep-09       446,782.15      25,011.10       471,793.25     14,961,783.88      25,011.10     1.885             1.885
     64      25-Oct-09       438,016.96      23,502.47       461,519.43     14,523,766.92      23,502.47     1.885             1.885
     65      25-Nov-09       421,764.56      23,574.90       445,339.45     14,102,002.37      23,574.90     1.885             1.885
     66      25-Dec-09       413,473.29      22,151.90       435,625.19     13,688,529.07      22,151.90     1.885             1.885
     67      25-Jan-10       398,125.92      22,219.14       420,345.06     13,290,403.15      22,219.14     1.885             1.885
     68      25-Feb-10       386,833.46      21,572.91       408,406.37     12,903,569.69      21,572.91     1.885             1.885
     69      25-Mar-10       385,904.01      18,918.07       404,822.07     12,517,665.69      18,918.07     1.885             1.885
     70      25-Apr-10       364,995.58      20,318.61       385,314.19     12,152,670.10      20,318.61     1.885             1.885
     71      25-May-10       357,781.00      19,089.82       376,870.82     11,794,889.11      19,089.82     1.885             1.885
     72      25-Jun-10       344,487.68      19,145.40       363,633.08     11,450,401.43      19,145.40     1.885             1.885
     73      25-Jul-10       337,663.53      17,986.67       355,650.21     11,112,737.89      17,986.67     1.885             1.885
     74      25-Aug-10       325,112.68      18,038.13       343,150.82     10,787,625.21      18,038.13     1.885             1.885
     75      25-Sep-10       315,857.68      17,510.41       333,368.10     10,471,767.53      17,510.41     1.885             1.885
     76      25-Oct-10       309,579.96      16,449.40       326,029.36     10,162,187.56      16,449.40     1.885             1.885
     77      25-Nov-10       298,066.03      16,495.21       314,561.24      9,864,121.53      16,495.21     1.885             1.885
     78      25-Dec-10       292,128.27      15,494.89       307,623.16      9,571,993.26      15,494.89     1.885             1.885
     79      25-Jan-11     9,571,993.26      15,537.21     9,587,530.47                 0      15,537.21     1.885             1.885


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - CF - 2 - A2A - 28 CPR Call (Y)


28 CPR
Call (Y)
LIBOR_1MO=1.285

Period       Date          Principal         Interest        Cash Flow      Balance     Accrued Interest    Coupon  Effective Coupon
Total                    355,360,000.00   7,098,834.83   362,458,834.83                     7,098,834.83
      0      29-Jun-04                0              0                0    355,360,000.00              0         0                 0
      1      25-Jul-04    18,214,070.03     404,222.00    18,618,292.03    337,145,929.97     404,222.00     1.575             1.575
      2      25-Aug-04    15,262,942.79     457,254.17    15,720,196.96    321,882,987.17     457,254.17     1.575             1.575
      3      25-Sep-04    14,651,096.62     436,553.80    15,087,650.43    307,231,890.55     436,553.80     1.575             1.575
      4      25-Oct-04    14,376,668.91     403,241.86    14,779,910.77    292,855,221.64     403,241.86     1.575             1.575
      5      25-Nov-04    13,847,611.89     397,184.89    14,244,796.78    279,007,609.75     397,184.89     1.575             1.575
      6      25-Dec-04    13,587,938.09     366,197.49    13,954,135.58    265,419,671.66     366,197.49     1.575             1.575
      7      25-Jan-05    13,087,805.64     359,975.43    13,447,781.07    252,331,866.02     359,975.43     1.575             1.575
      8      25-Feb-05    12,724,676.63     342,225.09    13,066,901.72    239,607,189.39     342,225.09     1.575             1.575
      9      25-Mar-05    12,713,895.13     293,518.81    13,007,413.93    226,893,294.26     293,518.81     1.575             1.575
     10      25-Apr-05    12,021,642.66     307,724.03    12,329,366.69    214,871,651.60     307,724.03     1.575             1.575
     11      25-May-05    11,795,501.70     282,019.04    12,077,520.75    203,076,149.89     282,019.04     1.575             1.575
     12      25-Jun-05    11,361,104.36     275,422.03    11,636,526.39    191,715,045.54     275,422.03     1.575             1.575
     13      25-Jul-05    11,147,127.90     251,626.00    11,398,753.90    180,567,917.64     251,626.00     1.575             1.575
     14      25-Aug-05    10,736,520.03     244,895.24    10,981,415.27    169,831,397.61     244,895.24     1.575             1.575
     15      25-Sep-05    10,438,028.89     230,333.83    10,668,362.73    159,393,368.71     230,333.83     1.575             1.575
     16      25-Oct-05    10,241,081.59     209,203.80    10,450,285.39    149,152,287.12     209,203.80     1.575             1.575
     17      25-Nov-05     9,863,727.35     202,287.79    10,066,015.14    139,288,559.77     202,287.79     1.575             1.575
     18      25-Dec-05     9,677,378.24     182,816.23     9,860,194.47    129,611,181.53     182,816.23     1.575             1.575
     19      25-Jan-06     9,320,714.32     175,785.16     9,496,499.49    120,290,467.21     175,785.16     1.575             1.575
     20      25-Feb-06     9,061,213.93     163,143.95     9,224,357.87    111,229,253.29     163,143.95     1.575             1.575
     21      25-Mar-06     9,051,363.48     136,255.84     9,187,619.31    102,177,889.81     136,255.84     1.575             1.575
     22      25-Apr-06     8,558,899.43     138,578.76     8,697,478.19     93,618,990.38     138,578.76     1.575             1.575
     23      25-May-06     8,396,636.24     122,874.92     8,519,511.17     85,222,354.14     122,874.92     1.575             1.575
     24      25-Jun-06     8,086,984.03     115,582.82     8,202,566.85     77,135,370.11     115,582.82     1.575             1.575
     25      25-Jul-06     7,933,457.83     101,240.17     8,034,698.00     69,201,912.28     101,240.17     1.575             1.575
     26      25-Aug-06     7,640,815.88      93,855.09     7,734,670.97     61,561,096.40      93,855.09     1.575             1.575
     27      25-Sep-06     7,427,606.36      83,492.24     7,511,098.60     54,133,490.04      83,492.24     1.575             1.575
     28      25-Oct-06     7,286,310.56      71,050.21     7,357,360.77     46,847,179.48      71,050.21     1.575             1.575
     29      25-Nov-06     7,017,442.72      63,536.49     7,080,979.20     39,829,736.76      63,536.49     1.575             1.575
     30      25-Dec-06     6,883,758.16      52,276.53     6,936,034.69     32,945,978.61      52,276.53     1.575             1.575
     31      25-Jan-07     6,629,680.07      44,682.98     6,674,363.06     26,316,298.53      44,682.98     1.575             1.575
     32      25-Feb-07     6,444,386.72      35,691.48     6,480,078.20     19,871,911.82      35,691.48     1.575             1.575
     33      25-Mar-07     6,435,636.71      24,343.09     6,459,979.81     13,436,275.10      24,343.09     1.575             1.575
     34      25-Apr-07     6,085,786.46      18,222.95     6,104,009.40      7,350,488.65      18,222.95     1.575             1.575
     35      25-May-07     5,969,398.16       9,647.52     5,979,045.68      1,381,090.49       9,647.52     1.575             1.575
     36      25-Jun-07     1,381,090.49       1,873.10     1,382,963.59                 0       1,873.10     1.575             1.575



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - CF - 2 - A2B - 28 CPR Call (Y)


28 CPR
Call (Y)
LIBOR_1MO=1.285

Period       Date          Principal         Interest        Cash Flow      Balance     Accrued Interest    Coupon  Effective Coupon
Total                     69,040,000.00   7,337,595.11    76,377,595.11                     7,337,595.11
      0      29-Jun-04                0              0                0     69,040,000.00              0         0                 0
      1      25-Jul-04                0      91,497.18        91,497.18     69,040,000.00      91,497.18     1.835             1.835
      2      25-Aug-04                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
      3      25-Sep-04                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
      4      25-Oct-04                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
      5      25-Nov-04                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
      6      25-Dec-04                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
      7      25-Jan-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
      8      25-Feb-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
      9      25-Mar-05                0      98,535.42        98,535.42     69,040,000.00      98,535.42     1.835             1.835
     10      25-Apr-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     11      25-May-05                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
     12      25-Jun-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     13      25-Jul-05                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
     14      25-Aug-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     15      25-Sep-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     16      25-Oct-05                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
     17      25-Nov-05                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     18      25-Dec-05                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
     19      25-Jan-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     20      25-Feb-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     21      25-Mar-06                0      98,535.42        98,535.42     69,040,000.00      98,535.42     1.835             1.835
     22      25-Apr-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     23      25-May-06                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
     24      25-Jun-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     25      25-Jul-06                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
     26      25-Aug-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     27      25-Sep-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     28      25-Oct-06                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
     29      25-Nov-06                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     30      25-Dec-06                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
     31      25-Jan-07                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     32      25-Feb-07                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     33      25-Mar-07                0      98,535.42        98,535.42     69,040,000.00      98,535.42     1.835             1.835
     34      25-Apr-07                0     109,092.79       109,092.79     69,040,000.00     109,092.79     1.835             1.835
     35      25-May-07                0     105,573.67       105,573.67     69,040,000.00     105,573.67     1.835             1.835
     36      25-Jun-07     4,367,826.36     109,092.79     4,476,919.15     64,672,173.64     109,092.79     1.835             1.835
     37      25-Jul-07                0      98,894.53        98,894.53     64,672,173.64      98,894.53     1.835             1.835
     38      25-Aug-07                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
     39      25-Sep-07                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
     40      25-Oct-07                0      98,894.53        98,894.53     64,672,173.64      98,894.53     1.835             1.835
     41      25-Nov-07                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
     42      25-Dec-07                0      98,894.53        98,894.53     64,672,173.64      98,894.53     1.835             1.835
     43      25-Jan-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
     44      25-Feb-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
     45      25-Mar-08                0      95,598.05        95,598.05     64,672,173.64      95,598.05     1.835             1.835
     46      25-Apr-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
     47      25-May-08                0      98,894.53        98,894.53     64,672,173.64      98,894.53     1.835             1.835
     48      25-Jun-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
     49      25-Jul-08                0      98,894.53        98,894.53     64,672,173.64      98,894.53     1.835             1.835
     50      25-Aug-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
     51      25-Sep-08                0     102,191.02       102,191.02     64,672,173.64     102,191.02     1.835             1.835
     52      25-Oct-08       166,000.13      98,894.53       264,894.66     64,506,173.51      98,894.53     1.835             1.835
     53      25-Nov-08     1,857,074.73     101,928.71     1,959,003.44     62,649,098.78     101,928.71     1.835             1.835
     54      25-Dec-08     1,820,994.29      95,800.91     1,916,795.20     60,828,104.49      95,800.91     1.835             1.835
     55      25-Jan-09     1,753,545.42      96,116.85     1,849,662.27     59,074,559.08      96,116.85     1.835             1.835
     56      25-Feb-09     1,704,082.79      93,346.01     1,797,428.80     57,370,476.29      93,346.01     1.835             1.835
     57      25-Mar-09     1,700,662.27      81,880.42     1,782,542.69     55,669,814.02      81,880.42     1.835             1.835
     58      25-Apr-09     1,608,402.53      87,966.04     1,696,368.57     54,061,411.48      87,966.04     1.835             1.835
     59      25-May-09     1,577,001.06      82,668.91     1,659,669.96     52,484,410.43      82,668.91     1.835             1.835
     60      25-Jun-09     1,518,538.54      82,932.66     1,601,471.20     50,965,871.88      82,932.66     1.835             1.835
     61      25-Jul-09     1,488,833.95      77,935.31     1,566,769.26     49,477,037.93      77,935.31     1.835             1.835
     62      25-Aug-09     1,433,620.66      78,180.59     1,511,801.26     48,043,417.27      78,180.59     1.835             1.835
     63      25-Sep-09     1,393,052.50      75,915.27     1,468,967.77     46,650,364.77      75,915.27     1.835             1.835
     64      25-Oct-09     1,365,722.90      71,336.18     1,437,059.08     45,284,641.87      71,336.18     1.835             1.835
     65      25-Nov-09     1,315,048.43      71,556.02     1,386,604.46     43,969,593.44      71,556.02     1.835             1.835
     66      25-Dec-09     1,289,196.53      67,236.84     1,356,433.37     42,680,396.91      67,236.84     1.835             1.835
     67      25-Jan-10     1,241,343.91      67,440.95     1,308,784.87     41,439,052.99      67,440.95     1.835             1.835
     68      25-Feb-10     1,206,134.39      65,479.46     1,271,613.85     40,232,918.60      65,479.46     1.835             1.835
     69      25-Mar-10     1,203,236.38      57,421.32     1,260,657.69     39,029,682.23      57,421.32     1.835             1.835
     70      25-Apr-10     1,138,044.58      61,672.32     1,199,716.90     37,891,637.64      61,672.32     1.835             1.835
     71      25-May-10     1,115,549.74      57,942.63     1,173,492.37     36,776,087.91      57,942.63     1.835             1.835
     72      25-Jun-10     1,074,101.60      58,111.33     1,132,212.92     35,701,986.31      58,111.33     1.835             1.835
     73      25-Jul-10     1,052,824.12      54,594.29     1,107,418.41     34,649,162.19      54,594.29     1.835             1.835
     74      25-Aug-10     1,013,690.98      54,750.49     1,068,441.47     33,635,471.21      54,750.49     1.835             1.835
     75      25-Sep-10       984,834.18      53,148.72     1,037,982.89     32,650,637.03      53,148.72     1.835             1.835
     76      25-Oct-10       965,260.44      49,928.27     1,015,188.71     31,685,376.59      49,928.27     1.835             1.835
     77      25-Nov-10       929,360.38      50,067.30       979,427.68     30,756,016.21      50,067.30     1.835             1.835
     78      25-Dec-10       910,846.62      47,031.07       957,877.69     29,845,169.59      47,031.07     1.835             1.835
     79      25-Jan-11    29,845,169.59      47,159.51    29,892,329.10                 0      47,159.51     1.835             1.835


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - Price/Yield - A2A

Balance       $355,360,000.00       Delay                 0
Coupon        1.575                 Dated                 6/29/2004
Settle        6/29/2004             First Payment         7/25/2004

Price         100

To Call
                                                                                                      ---------------
                      5 cpr          10 cpr           15 cpr          20 cpr          25 cpr          28 cpr
                      -----------------------------------------------------------------------------------------------
              Yield          1.5802          1.5802          1.5802          1.5802          1.5802          1.5802
        Disc Margin           29.00           29.00           29.00           29.00           29.00           29.00
                WAL            5.36            3.60            2.56            1.93            1.48            1.25
           Mod Durn            5.10            3.47            2.49            1.90            1.46            1.24
   Principal Window   Jul04 - Jul14   Jul04 - Sep13   Jul04 - Mar12   Jul04 - May10   Jul04 - Mar09   Jul04 - Jun07
                                                                                                      ---------------
                      -----------------------------------------------------------------------------------------------

          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay           5 CPR          10 CPR          15 CPR          20 CPR          25 CPR          28 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)

                      30 cpr          35 cpr          40 cpr          45 cpr          50 cpr          55 cpr
                      ---------------------------------------------------------------------------------------------

              Yield          1.5802          1.5802          1.5802          1.5802          1.5802          1.5802
        Disc Margin           29.00           29.00           29.00           29.00           29.00           29.00
                WAL            1.16            0.97            0.83            0.72            0.62            0.55
           Mod Durn            1.15            0.97            0.83            0.72            0.63            0.55
   Principal Window   Jul04 - Mar07   Jul04 - Oct06   Jul04 - Jun06   Jul04 - Feb06   Jul04 - Dec05   Jul04 - Sep05
                      -----------------------------------------------------------------------------------------------

          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay          30 CPR          35 CPR          40 CPR          45 CPR          50 CPR          55 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)


To Maturity
                                                                                                      ---------------
                      5 cpr          10 cpr           15 cpr          20 cpr          25 cpr          28 cpr
                      -----------------------------------------------------------------------------------------------
                100          1.5802          1.5802          1.5802          1.5802          1.5802          1.5802
                100           29.00           29.00           29.00           29.00           29.00           29.00
                WAL            5.36            3.60            2.56            1.93            1.48            1.25
           Mod Durn            5.10            3.47            2.49            1.90            1.46            1.24
   Principal Window   Jul04 - Jul14   Jul04 - Sep13   Jul04 - Mar12   Jul04 - May10   Jul04 - Mar09   Jul04 - Jun07
                                                                                                      ---------------
                      -----------------------------------------------------------------------------------------------

          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay           5 CPR          10 CPR          15 CPR          20 CPR          25 CPR          28 CPR

Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)


                      30 cpr          35 cpr          40 cpr          45 cpr          50 cpr          55 cpr
                      -----------------------------------------------------------------------------------------------
                100          1.5802          1.5802          1.5802          1.5802          1.5802          1.5802
                100           29.00           29.00           29.00           29.00           29.00           29.00
                WAL            1.16            0.97            0.83            0.72            0.62            0.55
           Mod Durn            1.15            0.97            0.83            0.72            0.63            0.55
   Principal Window   Jul04 - Mar07   Jul04 - Oct06   Jul04 - Jun06   Jul04 - Feb06   Jul04 - Dec05   Jul04 - Sep05
                      -----------------------------------------------------------------------------------------------

          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay          30 CPR          35 CPR          40 CPR          45 CPR          50 CPR          55 CPR
Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - Price/Yield - A2B

Balance       $69,040,000.00        Delay                 0
Coupon        1.835                 Dated                 6/29/2004
Settle        6/29/2004             First Payment         7/25/2004

Price         100

To Call
                                                                                                      ---------------
                      5 cpr          10 cpr           15 cpr          20 cpr          25 cpr          28 cpr
                      -----------------------------------------------------------------------------------------------
              Yield          1.8420          1.8420          1.8420          1.8420          1.8420          1.8420
        Disc Margin           55.00           55.00           55.00           55.00           55.00           55.00
                WAL           10.69           10.33            9.38            8.00            6.53            5.71
           Mod Durn            9.75            9.45            8.66            7.47            6.18            5.44
   Principal Window   Jul14 - Apr15   Sep13 - Mar15   Mar12 - Jun14   May10 - May13   Mar09 - Nov11   Jun07 - Jan11
                                                                                                      ---------------
                      -----------------------------------------------------------------------------------------------

          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay           5 CPR          10 CPR          15 CPR          20 CPR          25 CPR          28 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)


                      30 cpr          35 cpr          40 cpr          45 cpr          50 cpr          55 cpr
                   ---------------------------------------------------------------------------------------------------------------
              Yield          1.8420          1.8420          1.8420          1.8420          1.8420          1.8420         Yield
        Disc Margin           55.00           55.00           55.00           55.00           55.00           55.00   Disc Margin
                WAL            4.98            3.11            2.33            2.00            1.74            1.52
           Mod Durn            4.77            3.03            2.29            1.98            1.72            1.51
   Principal Window   Mar07 - Aug10   Oct06 - Aug09   Jun06 - Mar07   Feb06 - Nov06   Dec05 - Jul06   Sep05 - Apr06
                      ------------------------------------------------------------------------------------------------------------

          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay          30 CPR          35 CPR          40 CPR          45 CPR          50 CPR          55 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)


To Maturity

                                                                                                      --------------
                      5 cpr           10 cpr          15 cpr          20 cpr          25 cpr          28 cpr
                      ----------------------------------------------------------------------------------------------
              Yield          1.8788          1.8619          1.8618          1.8722          1.8942          1.9069
        Disc Margin           58.65           56.97           56.97           57.99           60.18           61.44
                WAL           11.56           10.77            9.78            8.51            7.28            6.54
           Mod Durn           10.45            9.81            8.98            7.90            6.82            6.17
   Principal Window   Jul14 - Nov21   Sep13 - Apr20   Mar12 - Mar19   May10 - Mar17   Mar09 - Jun15   Jun07 - Apr15
                                                                                                      --------------
                      ----------------------------------------------------------------------------------------------

          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay           5 CPR          10 CPR          15 CPR          20 CPR          25 CPR          28 CPR
Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)


                      30 cpr          35 cpr          40 cpr          45 cpr          50 cpr          55 cpr
                      ----------------------------------------------------------------------------------------------
              Yield          1.9144          1.9261          1.8420          1.8420          1.8420          1.8420
        Disc Margin           62.18           63.34           55.00           55.00           55.00           55.00
                WAL            5.80            3.73            2.33            2.00            1.74            1.52
           Mod Durn            5.49            3.58            2.29            1.98            1.72            1.51
   Principal Window   Mar07 - Mar15   Oct06 - Jul14   Jun06 - Mar07   Feb06 - Nov06   Dec05 - Jul06   Sep05 - Apr06
                      ----------------------------------------------------------------------------------------------

          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay          30 CPR          35 CPR          40 CPR          45 CPR          50 CPR          55 CPR
Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSAMP 2004-SEA2 - Price/Yield - M1

Balance        $46,554,000.00       Delay                 0
Coupon         1.885                Dated                 6/29/2004
Settle         6/29/2004            First Payment         7/25/2004

Price          100

To Call
                                                                                                      --------------
                      5 cpr           10 cpr          15 cpr          20 cpr          25 cpr          28 cpr
                      ----------------------------------------------------------------------------------------------
              Yield          1.8924          1.8924          1.8924          1.8924          1.8924          1.8924
        Disc Margin           60.00           60.00           60.00           60.00           60.00           60.00
                WAL           10.07            8.91            7.40            6.03            5.11            4.84
           Mod Durn            9.21            8.22            6.90            5.69            4.87            4.64
   Principal Window   Jan13 - Apr15   Jan10 - Mar15   May08 - Jun14   Jul07 - May13   Nov07 - Nov11   Feb08 - Jan11
                                                                                                      --------------
                      ----------------------------------------------------------------------------------------------

          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay           5 CPR          10 CPR          15 CPR          20 CPR          25 CPR          28 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)


                      30 cpr          35 cpr          40 cpr          45 cpr          50 cpr          55 cpr
                      -------------------------------------------------------------------------------------------------------------
              Yield          1.8924          1.8924          1.8924          1.8924          1.8924          1.8924         Yield
        Disc Margin           60.00           60.00           60.00           60.00           60.00           60.00   Disc Margin
                WAL            4.80            4.97            4.33            3.54            3.09            2.65
           Mod Durn            4.61            4.77            4.18            3.44            3.02            2.60
   Principal Window   Apr08 - Aug10   Oct08 - Aug09   Mar07 - Nov08   Nov06 - Mar08   Jul06 - Sep07   Apr06 - Apr07
                      -------------------------------------------------------------------------------------------------------------
          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay          30 CPR          35 CPR          40 CPR          45 CPR          50 CPR          55 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)


To Maturity
                                                                                                      --------------
                      5 cpr           10 cpr          15 cpr          20 cpr          25 cpr          28 cpr
                      ----------------------------------------------------------------------------------------------
              Yield          1.9025          1.8978          1.8979          1.9021          1.9101          1.9126
        Disc Margin           61.00           60.54           60.54           60.96           61.76           62.01
                WAL           10.47            9.10            7.55            6.26            5.46            5.23
           Mod Durn            9.53            8.37            7.03            5.88            5.18            4.97
   Principal Window   Jan13 - Jul20   Jan10 - Jun19   May08 - Apr17   Jul07 - Jun15   Nov07 - Mar15   Feb08 - Feb15
                                                                                                      --------------
                      ----------------------------------------------------------------------------------------------

          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay           5 CPR          10 CPR          15 CPR          20 CPR          25 CPR          28 CPR
Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)


                      30 cpr          35 cpr          40 cpr          45 cpr          50 cpr          55 cpr
                      ---------------------------------------------------------------------------------------------
              Yield          1.9127          1.9254          1.9656          1.9720          1.9726          1.9741
        Disc Margin           62.01           63.28           67.26           67.90           67.95           68.11
                WAL            5.18            5.63            5.82            4.89            4.27            3.68
           Mod Durn            4.94            5.35            5.51            4.67            4.11            3.56
   Principal Window   Apr08 - Jul14   Oct08 - Dec13   Mar07 - Dec13   Nov06 - Jan13   Jul06 - Nov11   Apr06 - Dec10
                      ---------------------------------------------------------------------------------------------

          LIBOR_1MO           1.285           1.285           1.285           1.285           1.285           1.285
             Prepay          30 CPR          35 CPR          40 CPR          45 CPR          50 CPR          55 CPR
Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - Price/Yield - M1

Balance                   $46,554,000.00      Delay                0
Coupon                    1.88                Dated                6/29/2004
Settle                    6/29/2004           First Payment        7/25/2004


To Call

Price                        10 CPR              15 CPR               20 CPR              25 CPR              28 CPR
                            Disc Margin          Disc Margin         Disc Margin         Disc Margin         Disc Margin
                    ------------------------------------------------------------------------------------------------------
          100.00000               60.00                60.00               60.00               60.00               60.00
                WAL                8.91                 7.40                6.03                5.11                4.84
   Principal Window       Jan10 - Mar15        May08 - Jun14       Jul07 - May13       Nov07 - Nov11       Feb08 - Jan11
                    ------------------------------------------------------------------------------------------------------

          LIBOR_1MO                1.28                 1.28                1.28                1.28                1.28
             Prepay              10 CPR               15 CPR              20 CPR              25 CPR              28 CPR
Optional Redemption             Call (Y)             Call (Y)            Call (Y)            Call (Y)            Call (Y)


Price                        35 CPR         40 CPR
                          Disc Margin      Disc Margin
                   -----------------------------------
          100.00000             60.00            60.00
                WAL              4.97             4.33
   Principal Window     Oct08 - Aug09    Mar07 - Nov08
                   -----------------------------------

          LIBOR_1MO              1.28             1.28
             Prepay            35 CPR           40 CPR
Optional Redemption           Call (Y)         Call (Y)



To Maturity

Price                         10 CPR              15 CPR               20 CPR              25 CPR              28 CPR
                            Disc Margin          Disc Margin         Disc Margin         Disc Margin         Disc Margin
                   -----------------------------------------------------------------------------------------------------
          100.00000               60.54                60.54               60.96               61.76               62.01
                WAL                9.10                 7.55                6.26                5.46                5.22
   Principal Window       Jan10 - Jun19        May08 - Apr17       Jul07 - Jun15       Nov07 - Mar15       Feb08 - Jan15
                    -----------------------------------------------------------------------------------------------------

          LIBOR_1MO                1.28                 1.28                1.28                1.28                1.28
             Prepay              10 CPR               15 CPR              20 CPR              25 CPR              28 CPR
Optional Redemption             Call (N)             Call (N)            Call (N)            Call (N)            Call (N)


Price                          35 CPR         40 CPR
                           Disc Margin      Disc Margin
                    -----------------------------------
          100.00000              63.28            67.26
                WAL               5.62             5.82
   Principal Window      Oct08 - Dec13    Mar07 - Dec13
                    -----------------------------------

          LIBOR_1MO               1.28             1.28
             Prepay             35 CPR           40 CPR
Optional Redemption            Call (N)         Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2

Assumptions:

o   The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o   1-month Forward LIBOR curves (as of close on June 21, 2004) are used
o   40% loss severity
o   There is a 6 month lag in recoveries
o Priced to call with collateral losses calculated through the life of the applicable bond


* Run as a pass-through
-----------------------------------------------------------------------
                                              First Dollar of Loss
-----------------------------------------------------------------------
    Class AAA      CDR (%)                                      61.381
                   Yield (%)                                    3.0036
                   WAL                                            1.07
                   Modified Duration                              1.05
                   Principal Window                      Jul04 - Aug06
                   Principal Writedown                   160.10 (0.00%)
                   Total Collat Loss            161,335,562.67 (25.99%)
-----------------------------------------------------------------------


1 mth libor
-----------

  1.28500
  1.53041
  1.86365
  1.96496
  2.08617
  2.26372
  2.54729
  2.60826
  2.76887
  2.94175
  3.09674
  3.22418
  3.36247
  3.48847
  3.59669
  3.69666
  3.79750
  3.90396
  4.05012
  4.08674
  4.17737
  4.27462
  4.35787
  4.41814
  4.47137
  4.52169
  4.56660
  4.61182
  4.66103
  4.71061
  4.75299
  4.79572
  4.83261
  4.86641
  4.89889
  4.93061
  4.96770
  5.01445
  5.05949
  5.10091
  5.14247
  5.17728
  5.21140
  5.24442
  5.27233
  5.29839
  5.32436
  5.34387
  5.37157
  5.40890
  5.44093
  5.47157
  5.50145
  5.52865
  5.55651
  5.57907
  5.59925
  5.62019
  5.63971
  5.65500
  5.67699
  5.70521
  5.73163
  5.75706
  5.77808
  5.79851
  5.81865
  5.83510
  5.84877
  5.86477
  5.87428
  5.88551
  5.90088
  5.91836
  5.93689
  5.95393
  5.96911
  5.98345
  5.99746
  6.01007
  6.01953
  6.03230
  6.03896
  6.04831
  6.05898
  6.07170
  6.08633
  6.09589
  6.10934
  6.12160
  6.12878
  6.14030
  6.14984
  6.15750
  6.16606
  6.17501
  6.18288
  6.19512
  6.20608
  6.21573
  6.22723
  6.23354
  6.24329
  6.25191
  6.25685
  6.26427
  6.27026
  6.27631
  6.28267
  6.29380
  6.29878
  6.30727
  6.31591
  6.32130
  6.32898
  6.33539
  6.33948
  6.34656
  6.35316
  6.35522
  6.36167
  6.36936
  6.37468
  6.38080
  6.38748
  6.39292
  6.40069
  6.40428
  6.40899
  6.41606
  6.42224
  6.42584
  6.43090
  6.43587
  6.44082
  6.44693
  6.45102
  6.45769
  6.46572
  6.47192
  6.47879
  6.48872
  6.49560
  6.50574
  6.51544
  6.52418
  6.53507
  6.54045
  6.55054
  6.55825
  6.56261
  6.57056
  6.57447
  6.58151
  6.58585
  6.59224
  6.59731
  6.61035
  6.62105
  6.62714
  6.63432
  6.63928
  6.63980
  6.64272
  6.63831
  6.63597
  6.63183
  6.62618
  6.62085
  6.62301
  6.62324
  6.62213
  6.62265
  6.61762
  6.61680
  6.61384
  6.60730
  6.60384
  6.59832
  6.59258
  6.58744
  6.58691
  6.58210
  6.58030
  6.57886
  6.57435
  6.57277
  6.56979
  6.56559
  6.56368
  6.56089
  6.55571
  6.55292
  6.54990
  6.54611
  6.54274
  6.53700
  6.53365
  6.53058
  6.52503
  6.51966
  6.51809
  6.51051
  6.50769
  6.50325
  6.49652
  6.49269
  6.48741
  6.48151
  6.47765
  6.46920
  6.46547
  6.45816
  6.45469
  6.44697
  6.44212
  6.43581
  6.42891
  6.42397
  6.41455
  6.41027
  6.40315
  6.39409
  6.38901
  6.38043
  6.37513
  6.36723
  6.36121
  6.35083
  6.34508
  6.33758
  6.32800
  6.32122
  6.31378
  6.30277
  6.29715
  6.28592
  6.27885
  6.27029
  6.26202
  6.25167
  6.24231
  6.22953
  6.22014
  6.21096
  6.19945
  6.19095
  6.18125
  6.17061
  6.16332
  6.15492
  6.14349
  6.13632
  6.12877
  6.11932
  6.11136
  6.10397
  6.09573
  6.08948
  6.07995
  6.07273
  6.06749
  6.06055
  6.05340
  6.04705
  6.04127
  6.03508
  6.02948
  6.02224
  6.01738
  6.01293
  6.00666
  6.00090
  5.99858
  5.99144
  5.98862
  5.98469
  5.97911
  5.97625
  5.97245
  5.96840
  5.96509
  5.96239
  5.95934
  5.95557
  5.95396
  5.95100
  5.95012
  5.94557
  5.94519
  5.94389
  5.94087
  5.94050
  5.93930
  5.93780
  5.93843
  5.93535
  5.93541
  5.93562
  5.93649
  5.93112
  5.92412
  5.91611
  5.90796
  5.90173
  5.89211
  5.88679
  5.88028
  5.87192
  5.86685
  5.86084
  5.85541
  5.84926
  5.84505
  5.83784
  5.83347
  5.82954
  5.82356
  5.82023
  5.81604
  5.81085
  5.80869
  5.80557
  5.80093
  5.79847
  5.79655
  5.79299
  5.79067
  5.78899
  5.78660
  5.78625
  5.78289
  5.78171
  5.78251
  5.77938
  5.78020
  5.78028
  5.77874
  5.77974
  5.78004
  5.78009
  5.78082
  5.78224
  5.78344
  5.78339
  5.78684
  5.78728
  5.79023
  5.79254
  5.79458
  5.79879
  5.79940
  5.80386
  5.80783
  5.81004
  5.81474
  5.81725
  5.82278
  5.82679
  5.83306
  5.83502

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - Price/Yield - A1

Balance             $399,216,000.00       Delay                 0
Coupon              1.515                 Dated                 6/29/2004
Settle              6/29/2004             First Payment         7/25/2004



Price                         0 CPR                 15 CPR
                              --------------------------------------------
                        Yield                1.5198                1.5198
                  Disc Margin                 23.00                 23.00
                          WAL                  8.12                  2.56
                     Mod Durn                  7.64                  2.50
             Principal Window         Jul04 - Mar15         Jul04 - Mar12
                              --------------------------------------------


                    LIBOR_1MO                1.2850                1.2850
                       Prepay                 0 CPR                15 CPR
          Optional Redemption               Call (Y)              Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - Price/Yield - A1

Balance       $399,216,000.00       Delay                 0
Coupon        1.48                  Dated                 6/29/2004
Settle        6/29/2004             First Payment         7/25/2004

                                                                                                      --------------
Price                 5 cpr           10 cpr          15 cpr          20 cpr          25 cpr          28 cpr
                      ----------------------------------------------------------------------------------------------
              Yield          1.4846          1.4846          1.4846          1.4846          1.4846          1.4846
        Disc Margin           20.00           20.00           20.00           20.00           20.00           20.00
                WAL            5.36            3.60            2.56            1.93            1.48            1.25
           Mod Durn            5.12            3.48            2.50            1.90            1.47            1.24
   Principal Window   Jul04 - Jul14   Jul04 - Oct13   Jul04 - Mar12   Jul04 - May10   Jul04 - Mar09   Jul04 - Jun07
                                                                                                      --------------
                      ----------------------------------------------------------------------------------------------

          LIBOR_1MO            1.28            1.28            1.28            1.28            1.28            1.28
             Prepay           5 CPR          10 CPR          15 CPR          20 CPR          25 CPR          28 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)


                      30 cpr          35 cpr          40 cpr          45 cpr          50 cpr          55 cpr
                      ----------------------------------------------------------------------------------------------
              Yield          1.4846          1.4846          1.4846          1.4846          1.4846          1.4852
        Disc Margin           20.00           20.00           20.00           20.00           20.00           20.00
                WAL            1.16            0.97            0.83            0.72            0.62            0.55
           Mod Durn            1.15            0.97            0.83            0.72            0.63            0.55
   Principal Window   Jul04 - Mar07   Jul04 - Oct06   Jul04 - Jun06   Jul04 - Feb06   Jul04 - Dec05   Jul04 - Sep05
                      ----------------------------------------------------------------------------------------------

          LIBOR_1MO            1.28            1.28            1.28            1.28            1.28            1.28
             Prepay          30 CPR          35 CPR          40 CPR          45 CPR          50 CPR          55 CPR
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2
     Run 1

Assumptions:
Prepay/Loss as indicated
Forward/Forward + 200
12 mth lag, recoveries as indicated
To maturity


                       Forward Libor      Fwd Libor +200

                             1mth                   1mth
                           1.2112                 3.2112
                          1.46312                3.46312
                           1.7182                 3.7182
                          1.94421                3.94421
                          2.14821                4.14821
                          2.30708                4.30708
                          2.56761                4.56761
                          2.63352                4.63352
                           2.7878                 4.7878
                          2.96167                4.96167
                          3.12348                5.12348
                          3.25723                5.25723
                          3.39917                5.39917
                          3.53352                5.53352
                          3.64107                5.64107
                          3.74168                5.74168
                          3.84358                5.84358
                          3.94054                5.94054
                          4.06892                6.06892
                             4.13                   6.13
                          4.21721                6.21721
                          4.31612                6.31612
                          4.40288                6.40288
                          4.45888                6.45888
                          4.50944                6.50944
                          4.56793                6.56793
                          4.62702                6.62702
                          4.67953                6.67953
                          4.73038                6.73038
                           4.7816                 6.7816
                          4.82755                6.82755
                          4.87199                6.87199
                          4.91186                6.91186
                          4.95149                6.95149
                          4.98878                6.98878
                          5.02618                7.02618
                          5.06889                7.06889
                           5.1231                 7.1231
                          5.17643                7.17643
                          5.22287                7.22287
                          5.26676                7.26676
                          5.30762                7.30762
                           5.3437                 7.3437
                          5.37957                7.37957
                          5.40573                7.40573
                           5.4306                 7.4306
                          5.45205                7.45205
                           5.4706                 7.4706
                          5.49484                7.49484
                          5.53029                7.53029
                            5.561                  7.561
                           5.5911                 7.5911
                          5.62195                7.62195
                          5.64892                7.64892
                          5.67644                7.67644
                          5.70362                7.70362
                          5.72523                7.72523
                           5.7494                 7.7494
                          5.77293                7.77293
                          5.79265                7.79265
                          5.81917                7.81917
                          5.85245                7.85245
                          5.88154                7.88154
                          5.90838                7.90838
                          5.93391                7.93391
                          5.95623                7.95623
                          5.97968                7.97968
                          5.99521                7.99521
                          6.00988                8.00988
                          6.02477                8.02477
                           6.0366                 8.0366
                          6.04545                8.04545
                          6.06102                8.06102
                          6.08396                8.08396
                          6.10471                8.10471
                          6.12418                8.12418
                          6.13893                8.13893
                           6.1533                 8.1533
                          6.16757                8.16757
                           6.1759                 8.1759
                           6.1831                 8.1831
                          6.19206                8.19206
                          6.19374                8.19374
                          6.19758                8.19758
                          6.20297                8.20297
                           6.2097                 8.2097
                          6.21906                8.21906
                          6.22771                8.22771
                          6.23576                8.23576
                           6.2443                 8.2443
                           6.2543                 8.2543
                          6.26222                8.26222
                          6.27032                8.27032
                           6.2803                 8.2803
                          6.28886                8.28886
                          6.30002                8.30002
                          6.30735                8.30735
                          6.31936                8.31936
                          6.33044                8.33044
                          6.33845                8.33845
                          6.34857                8.34857
                          6.35735                8.35735
                          6.36491                8.36491
                          6.37512                8.37512
                          6.37824                8.37824
                           6.3854                 8.3854
                          6.39184                8.39184
                          6.39863                8.39863
                          6.40456                8.40456
                          6.41529                8.41529
                          6.42436                8.42436
                          6.43189                8.43189
                          6.44109                8.44109
                          6.44464                8.44464
                          6.45177                8.45177
                          6.45791                8.45791
                           6.4583                 8.4583
                          6.46294                8.46294
                          6.46523                8.46523
                          6.46731                8.46731
                          6.46873                8.46873
                          6.47386                8.47386
                          6.47516                8.47516
                          6.47946                8.47946
                          6.48481                8.48481
                          6.48746                8.48746
                          6.49323                8.49323
                          6.49894                8.49894
                          6.50107                8.50107
                          6.50865                8.50865
                          6.51521                8.51521
                          6.51951                8.51951
                          6.52459                8.52459
                          6.52935                8.52935
                          6.53238                8.53238
                          6.53707                8.53707
                          6.54304                8.54304
                          6.54845                8.54845
                           6.5578                 8.5578
                          6.56161                8.56161
                          6.56957                8.56957
                          6.58061                8.58061
                          6.58671                8.58671
                          6.59792                8.59792
                          6.61009                8.61009
                          6.61973                8.61973
                          6.63107                8.63107
                          6.64036                8.64036
                          6.64773                8.64773
                          6.65444                8.65444
                          6.66143                8.66143
                          6.66477                8.66477
                          6.66674                8.66674
                          6.67139                8.67139
                          6.67064                8.67064
                          6.67181                8.67181
                          6.67476                8.67476
                          6.68022                8.68022
                          6.68745                8.68745
                           6.6887                 8.6887
                          6.69396                8.69396
                          6.69733                8.69733
                          6.69728                8.69728
                          6.69947                8.69947
                          6.69775                8.69775
                          6.69895                8.69895
                          6.69682                8.69682
                          6.69622                8.69622
                          6.69357                8.69357
                          6.69905                8.69905
                          6.70233                8.70233
                          6.70186                8.70186
                          6.70333                8.70333
                          6.70237                8.70237
                          6.69963                8.69963
                          6.69863                8.69863
                          6.68979                8.68979
                          6.68585                8.68585
                          6.67995                8.67995
                          6.67315                8.67315
                          6.66557                8.66557
                          6.66432                8.66432
                          6.66163                8.66163
                          6.65825                8.65825
                          6.65712                8.65712
                          6.65106                8.65106
                          6.64989                8.64989
                          6.64774                8.64774
                          6.64078                8.64078
                          6.63995                8.63995
                          6.63688                8.63688
                          6.63137                8.63137
                          6.62831                8.62831
                          6.62556                8.62556
                          6.62025                8.62025
                          6.61618                8.61618
                          6.61254                8.61254
                          6.60757                8.60757
                          6.60528                8.60528
                          6.59698                8.59698
                          6.59266                8.59266
                           6.5898                 8.5898
                          6.58479                8.58479
                          6.57914                8.57914
                          6.57406                8.57406
                          6.56938                8.56938
                           6.5639                 8.5639
                          6.55881                8.55881
                          6.55139                8.55139
                          6.54644                8.54644
                          6.54217                8.54217
                          6.53373                8.53373
                          6.52746                8.52746
                          6.52422                8.52422
                          6.51497                8.51497
                          6.51052                8.51052
                          6.50436                8.50436
                          6.49595                8.49595
                          6.49046                8.49046
                          6.48347                8.48347
                          6.47589                8.47589
                           6.4689                 8.4689
                          6.46271                8.46271
                           6.4541                 8.4541
                          6.44586                8.44586
                          6.44072                8.44072
                          6.43132                8.43132
                          6.42481                8.42481
                          6.41677                8.41677
                          6.40818                8.40818
                          6.40148                8.40148
                          6.39039                8.39039
                            6.384                  8.384
                           6.3758                 8.3758
                          6.36551                8.36551
                          6.35807                8.35807
                           6.3491                 8.3491
                          6.33919                8.33919
                          6.33099                8.33099
                          6.32278                8.32278
                          6.31081                8.31081
                          6.30073                8.30073
                          6.28939                8.28939
                          6.27788                8.27788
                           6.2684                 8.2684
                          6.25513                8.25513
                          6.24674                8.24674
                          6.23717                8.23717
                          6.22415                8.22415
                          6.21665                8.21665
                          6.20725                8.20725
                          6.19842                8.19842
                          6.18873                8.18873
                          6.18107                8.18107
                          6.17006                8.17006
                          6.16232                8.16232
                          6.15488                8.15488
                          6.14516                8.14516
                          6.13839                8.13839
                          6.13051                8.13051
                          6.12165                8.12165
                           6.1161                 8.1161
                          6.10923                8.10923
                          6.10073                8.10073
                          6.09472                8.09472
                          6.08909                8.08909
                          6.08161                8.08161
                          6.07557                8.07557
                          6.07014                8.07014
                          6.06388                8.06388
                          6.05969                8.05969
                          6.05223                8.05223
                          6.04693                8.04693
                          6.04367                8.04367
                          6.03884                8.03884
                          6.03379                8.03379
                          6.02952                8.02952
                          6.02588                8.02588
                          6.02187                8.02187
                          6.01852                8.01852
                          6.01348                8.01348
                          6.01076                8.01076
                          6.00857                8.00857
                           6.0046                 8.0046
                          6.00145                8.00145
                          6.00042                8.00042
                          5.99659                7.99659
                          5.99549                7.99549
                          5.99353                7.99353
                          5.99131                7.99131
                          5.99123                7.99123
                          5.98742                7.98742
                          5.98783                7.98783
                          5.98738                7.98738
                          5.98517                7.98517
                          5.98565                7.98565
                          5.98385                7.98385
                          5.98522                7.98522
                           5.9848                 7.9848
                          5.98658                7.98658
                          5.98036                7.98036
                          5.97364                7.97364
                          5.96563                7.96563
                          5.95615                7.95615
                          5.94951                7.94951
                          5.94188                7.94188
                          5.93412                7.93412
                          5.92834                7.92834
                          5.91913                7.91913
                          5.91351                7.91351
                          5.90789                7.90789
                          5.90269                7.90269
                          5.89542                7.89542
                          5.89089                7.89089
                          5.88547                7.88547
                          5.87989                7.87989
                          5.87632                7.87632
                          5.86932                7.86932
                          5.86653                7.86653
                          5.86275                7.86275
                          5.85703                7.85703
                          5.85452                7.85452
                          5.85117                7.85117
                          5.84847                7.84847
                          5.84507                7.84507
                          5.84373                7.84373
                          5.83936                7.83936
                          5.83771                7.83771
                          5.83668                7.83668
                          5.83355                7.83355
                          5.83305                7.83305
                          5.83181                7.83181
                           5.8299                 7.8299
                          5.83011                7.83011
                           5.8296                 7.8296
                          5.82887                7.82887
                          5.82886                7.82886
                          5.82955                7.82955
                          5.83003                7.83003
                          5.83124                7.83124
                          5.83079                7.83079
                          5.83242                7.83242
                          5.83483                7.83483
                          5.83561                7.83561
                          5.83649                7.83649
                          5.84102                7.84102
                          5.84106                7.84106
                          5.84504                7.84504
                          5.84849                7.84849
                           5.8502                 7.8502
                          5.85447                7.85447
                          5.85814                7.85814
                          5.86152                7.86152
                          5.86556                7.86556
                          5.87038                7.87038
                          5.87504                7.87504
                          5.87826                7.87826
                          5.88516                7.88516
                          5.88902                7.88902
                          5.89544                7.89544
                          5.90057                7.90057






1) 28 CPR      Forward Libor

------------------------------------------------------------------------------------------------------------------------------------
                                                         M1                         M2                        M3
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                       29.292                    16.334                   12.643
               --------------------------------------
               WAL                                                         5.32                      6.87                     9.09
               --------------------------------------
40 Severity    Principal Writedown                              2,988.36 (0.01%)          1,136.85 (0.00%)           593.05 (0.00%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       124,265,040.75 (20.01%)    84,205,684.38 (13.56%)   69,362,147.84 (11.17%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    124,265,040.75 (20.01%)    84,205,684.38 (13.56%)   69,362,147.84 (11.17%)
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                       21.446                    12.515                    9.821
               --------------------------------------
               WAL                                                         6.04                      7.34                     9.45
               --------------------------------------
50 Severity    Principal Writedown                              4,676.87 (0.01%)          1,347.09 (0.00%)         4,444.57 (0.03%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       127,437,694.95 (20.52%)    86,014,689.40 (13.85%)   70,787,540.57 (11.40%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    127,437,694.95 (20.52%)    86,014,689.40 (13.85%)   70,787,540.57 (11.40%)
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                        16.91                    10.146                    8.026
               --------------------------------------
               WAL                                                         6.53                      7.65                     9.66
               --------------------------------------
60 Severity    Principal Writedown                              3,604.26 (0.01%)          5,031.23 (0.01%)         5,386.56 (0.03%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       129,534,478.71 (20.86%)    87,244,313.81 (14.05%)   71,726,157.45 (11.55%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    129,534,478.71 (20.86%)    87,244,313.81 (14.05%)   71,726,157.45 (11.55%)
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                           M4                      M5
----------------------------------------------------------------------------------------------------------
               CDR                                                       10.253                    8.221
               --------------------------------------
               WAL                                                         9.85                    10.19
               --------------------------------------
40 Severity    Principal Writedown                              1,588.20 (0.01%)         4,371.63 (0.04%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         58,665,166.21 (9.45%)    48,804,913.05 (7.86%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      58,665,166.21 (9.45%)    48,804,913.05 (7.86%)
----------------------------------------------------------------------------------------------------------
               CDR                                                        8.031                    6.484
               --------------------------------------
               WAL                                                        10.09                    10.38
               --------------------------------------
50 Severity    Principal Writedown                              6,721.62 (0.06%)         3,872.17 (0.04%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         59,804,560.40 (9.63%)    49,697,780.97 (8.00%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      59,804,560.40 (9.63%)    49,697,780.97 (8.00%)
----------------------------------------------------------------------------------------------------------
               CDR                                                          6.6                    5.356
               --------------------------------------
               WAL                                                        10.26                    10.49
               --------------------------------------
60 Severity    Principal Writedown                              5,144.58 (0.05%)         3,865.76 (0.04%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         60,570,576.87 (9.75%)    50,328,498.90 (8.10%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      60,570,576.87 (9.75%)    50,328,498.90 (8.10%)
----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                           B1                       B2
---------------------------------------------------------------------------------------------------------
               CDR                                                        5.748                    5.459
               --------------------------------------
               WAL                                                         4.84                      4.6
               --------------------------------------
40 Severity    Principal Writedown                              1,714.99 (0.01%)         7,453.45 (0.12%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         35,740,681.38 (5.75%)    34,131,431.20 (5.50%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      35,740,681.38 (5.75%)    34,131,431.20 (5.50%)
-------------------------------------------------------------------------------------------------------
               CDR                                                        4.542                    4.348
               --------------------------------------
               WAL                                                         4.92                     4.61
               --------------------------------------
50 Severity    Principal Writedown                              1,515.78 (0.01%)        7,134.43 (0.11%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         36,129,077.97 (5.82%)    34,716,285.21 (5.59%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      36,129,077.97 (5.82%)    34,716,285.21 (5.59%)
-------------------------------------------------------------------------------------------------------
               CDR                                                        3.743                    3.606
               --------------------------------------
               WAL                                                         4.99                     4.57
               --------------------------------------
60 Severity    Principal Writedown                              8,830.88 (0.07%)        17,554.32 (0.28%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         36,287,569.62 (5.84%)    35,053,383.52 (5.64%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      36,287,569.62 (5.84%)    35,053,383.52 (5.64%)
-------------------------------------------------------------------------------------------------------


2) 14 CPR      Forward Libor

------------------------------------------------------------------------------------------------------------------------------------
                                                         M1                        M2                        M3
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                       21.667                    13.133                   10.737
               --------------------------------------
               WAL                                                          8.3                      9.89                     11.3
               --------------------------------------
40 Severity    Principal Writedown                              2,878.69 (0.01%)          5,203.17 (0.01%)           928.27 (0.01%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       143,539,920.75 (23.11%)   106,625,113.89 (17.17%)   92,766,458.46 (14.94%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    143,539,920.75 (23.11%)   106,625,113.89 (17.17%)   92,766,458.46 (14.94%)
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                       15.796                    10.094                    8.355
               --------------------------------------
               WAL                                                         9.33                     10.31                    11.57
               --------------------------------------
50 Severity    Principal Writedown                              4,503.77 (0.01%)          2,292.58 (0.01%)        10,301.73 (0.07%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       149,998,488.84 (24.15%)   110,888,700.49 (17.85%)   96,208,116.87 (15.49%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    149,998,488.84 (24.15%)   110,888,700.49 (17.85%)   96,208,116.87 (15.49%)
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                        12.46                     8.195                    6.843
               --------------------------------------
               WAL                                                         9.85                     10.58                    11.75
               --------------------------------------
60 Severity    Principal Writedown                              7,285.27 (0.02%)         10,523.99 (0.02%)        12,260.13 (0.08%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       154,368,065.33 (24.85%)   113,729,762.42 (18.31%)   98,600,480.71 (15.88%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    154,368,065.33 (24.85%)   113,729,762.42 (18.31%)   98,600,480.71 (15.88%)
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                            M4                      M5
-----------------------------------------------------------------------------------------------------------
               CDR                                                        9.176                    7.834
               --------------------------------------
               WAL                                                        11.82                    12.15
               --------------------------------------
40 Severity    Principal Writedown                              4,227.86 (0.04%)           757.14 (0.01%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)        82,662,274.02 (13.31%)   73,213,096.51 (11.79%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)     82,662,274.02 (13.31%)   73,213,096.51 (11.79%)
-----------------------------------------------------------------------------------------------------------
               CDR                                                        7.212                    6.172
               --------------------------------------
               WAL                                                        12.12                    12.47
               --------------------------------------
50 Severity    Principal Writedown                              9,347.95 (0.09%)         6,746.39 (0.07%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)        85,714,658.66 (13.80%)   75,531,824.56 (12.16%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)     85,714,658.66 (13.80%)   75,531,824.56 (12.16%)
-----------------------------------------------------------------------------------------------------------
               CDR                                                        5.935                    5.105
               --------------------------------------
               WAL                                                        12.34                     12.7
               --------------------------------------
60 Severity    Principal Writedown                                 90.14 (0.00%)         6,589.63 (0.07%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)        87,739,178.06 (14.13%)   77,283,273.16 (12.44%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)     87,739,178.06 (14.13%)   77,283,273.16 (12.44%)
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                           B1                     B2
-------------------------------------------------------------------------------------------------------
               CDR                                                        5.563                  4.574
               --------------------------------------
               WAL                                                        12.35                    9.9
               --------------------------------------
40 Severity    Principal Writedown                              3,794.45 (0.03%)       7,745.51 (0.12%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         55,419,026.00 (8.92%)  46,884,308.33 (7.55%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      55,419,026.00 (8.92%)  46,884,308.33 (7.55%)
-------------------------------------------------------------------------------------------------------
               CDR                                                        4.437                  3.639
               --------------------------------------
               WAL                                                        12.58                  10.65
               --------------------------------------
50 Severity    Principal Writedown                              1,293.87 (0.01%)     131,893.32 (2.12%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         57,073,518.93 (9.19%)  47,914,851.28 (7.71%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      57,073,518.93 (9.19%)  47,914,851.28 (7.71%)
-------------------------------------------------------------------------------------------------------
               CDR                                                        3.692                  3.006
               --------------------------------------
               WAL                                                        12.76                  11.02
               --------------------------------------
60 Severity    Principal Writedown                              7,975.56 (0.07%)      35,939.88 (0.58%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         58,238,609.29 (9.38%)  48,388,748.87 (7.79%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      58,238,609.29 (9.38%)  48,388,748.87 (7.79%)
-------------------------------------------------------------------------------------------------------


3) 28 CPR      Forward Libor +200

------------------------------------------------------------------------------------------------------------------------------------
                                                          M1                         M2                        M3
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                       24.541                    12.444                    9.076
               --------------------------------------
               WAL                                                         5.74                      7.38                     9.56
               --------------------------------------
40 Severity    Principal Writedown                              1,035.57 (0.00%)          2,547.33 (0.01%)         3,754.98 (0.02%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       111,377,452.46 (17.93%)    68,506,116.66 (11.03%)    53,044,653.24 (8.54%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    111,377,452.46 (17.93%)    68,506,116.66 (11.03%)    53,044,653.24 (8.54%)
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                       17.883                     9.517                    7.037
               --------------------------------------
               WAL                                                         6.43                      7.77                     9.79
               --------------------------------------
50 Severity    Principal Writedown                              3,234.88 (0.01%)          2,240.95 (0.01%)           714.97 (0.00%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       112,373,656.28 (18.09%)    68,973,410.55 (11.10%)    53,379,148.98 (8.59%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    112,373,656.28 (18.09%)    68,973,410.55 (11.10%)    53,379,148.98 (8.59%)
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                       14.071                     7.706                     5.75
               --------------------------------------
               WAL                                                         6.87                      8.02                     9.94
               --------------------------------------
60 Severity    Principal Writedown                              4,311.79 (0.01%)          1,243.69 (0.00%)         2,927.85 (0.02%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       112,995,458.03 (18.19%)    69,275,066.24 (11.15%)    53,625,807.47 (8.63%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    112,995,458.03 (18.19%)    69,275,066.24 (11.15%)    53,625,807.47 (8.63%)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                             M4                      M5
------------------------------------------------------------------------------------------------------------
               CDR                                                        6.945                    5.367
               --------------------------------------
               WAL                                                        10.24                     5.38
               --------------------------------------
40 Severity    Principal Writedown                              4,903.55 (0.05%)         4,817.04 (0.05%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         42,218,154.07 (6.80%)    33,615,343.60 (5.41%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      42,218,154.07 (6.80%)    33,615,343.60 (5.41%)
------------------------------------------------------------------------------------------------------------
               CDR                                                        5.435                    4.229
               --------------------------------------
               WAL                                                        10.41                     5.51
               --------------------------------------
50 Severity    Principal Writedown                              4,183.33 (0.04%)         2,013.60 (0.02%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         42,495,660.22 (6.84%)    33,844,324.88 (5.45%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      42,495,660.22 (6.84%)    33,844,324.88 (5.45%)
------------------------------------------------------------------------------------------------------------
               CDR                                                        4.463                     3.49
               --------------------------------------
               WAL                                                         10.5                     5.59
               --------------------------------------
60 Severity    Principal Writedown                                719.34 (0.01%)         4,384.73 (0.04%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         42,665,071.85 (6.87%)    34,003,122.01 (5.47%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      42,665,071.85 (6.87%)    34,003,122.01 (5.47%)
------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                             B1                      B2
-------------------------------------------------------------------------------------------------------
               CDR                                                        2.798                  2.306
               --------------------------------------
               WAL                                                         5.24                   5.08
               --------------------------------------
40 Severity    Principal Writedown                              2,267.81 (0.02%)       6,121.99 (0.10%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         18,424,794.87 (2.97%)  15,334,465.25 (2.47%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      18,424,794.87 (2.97%)  15,334,465.25 (2.47%)
-------------------------------------------------------------------------------------------------------
               CDR                                                        2.219                  1.834
               --------------------------------------
               WAL                                                         5.29                   5.11
               --------------------------------------
50 Severity    Principal Writedown                              1,965.59 (0.02%)       7,029.43 (0.11%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         18,476,700.20 (2.97%)  15,389,326.52 (2.48%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      18,476,700.20 (2.97%)  15,389,326.52 (2.48%)
-------------------------------------------------------------------------------------------------------
               CDR                                                        1.839                  1.523
               --------------------------------------
               WAL                                                         5.33                   5.14
               --------------------------------------
60 Severity    Principal Writedown                              1,792.45 (0.02%)       8,331.49 (0.13%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         18,515,135.58 (2.98%)  15,431,570.25 (2.48%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      18,515,135.58 (2.98%)  15,431,570.25 (2.48%)
-------------------------------------------------------------------------------------------------------


4) 14 CPR      Forward Libor +200

------------------------------------------------------------------------------------------------------------------------------------
                                                         M1                         M2                        M3
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                       15.835                     8.493                    6.465
               --------------------------------------
               WAL                                                         9.33                     10.56                    11.84
               --------------------------------------
40 Severity    Principal Writedown                              2,136.31 (0.00%)            564.40 (0.00%)         5,433.36 (0.03%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       120,183,124.68 (19.35%)    77,945,758.28 (12.55%)   62,774,719.31 (10.11%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    120,183,124.68 (19.35%)    77,945,758.28 (12.55%)   62,774,719.31 (10.11%)
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                       11.519                     6.504                    5.018
               --------------------------------------
               WAL                                                         9.99                     10.78                    12.05
               --------------------------------------
50 Severity    Principal Writedown                              6,899.75 (0.01%)          8,734.58 (0.02%)         6,976.56 (0.04%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       121,868,570.72 (19.62%)    78,850,998.87 (12.70%)   63,469,689.01 (10.22%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    121,868,570.72 (19.62%)    78,850,998.87 (12.70%)   63,469,689.01 (10.22%)
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                         9.07                     5.273                    4.102
               --------------------------------------
               WAL                                                        10.34                      10.9                    12.21
               --------------------------------------
60 Severity    Principal Writedown                              3,220.64 (0.01%)          2,542.06 (0.01%)         5,504.48 (0.04%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)       122,901,115.61 (19.79%)    79,441,776.35 (12.79%)   63,932,871.03 (10.29%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)    122,901,115.61 (19.79%)    79,441,776.35 (12.79%)   63,932,871.03 (10.29%)
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                            M4                      M5
-----------------------------------------------------------------------------------------------------------
               CDR                                                        5.182                    4.194
               --------------------------------------
               WAL                                                        12.58                    12.13
               --------------------------------------
40 Severity    Principal Writedown                              5,896.69 (0.05%)         1,179.72 (0.01%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         52,190,977.30 (8.40%)    43,467,614.45 (7.00%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      52,190,977.30 (8.40%)    43,467,614.45 (7.00%)
-----------------------------------------------------------------------------------------------------------
               CDR                                                        4.057                    3.298
               --------------------------------------
               WAL                                                        12.84                    12.66
               --------------------------------------
50 Severity    Principal Writedown                             11,467.16 (0.11%)         7,345.62 (0.07%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         52,767,342.02 (8.50%)    43,864,137.39 (7.06%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      52,767,342.02 (8.50%)    43,864,137.39 (7.06%)
-----------------------------------------------------------------------------------------------------------
               CDR                                                        3.335                    2.717
               --------------------------------------
               WAL                                                        13.03                    13.02
               --------------------------------------
60 Severity    Principal Writedown                             11,611.09 (0.11%)        14,325.68 (0.14%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         53,163,898.16 (8.56%)    44,114,522.59 (7.10%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      53,163,898.16 (8.56%)    44,114,522.59 (7.10%)
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                             B1                      B2
-------------------------------------------------------------------------------------------------------
               CDR                                                        2.587                  1.657
               --------------------------------------
               WAL                                                         8.85                   9.73
               --------------------------------------
40 Severity    Principal Writedown                              2,921.98 (0.02%)         521.76 (0.01%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         28,116,390.65 (4.53%)  18,520,232.06 (2.98%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      28,116,390.65 (4.53%)  18,520,232.06 (2.98%)
-------------------------------------------------------------------------------------------------------
               CDR                                                        2.054                  1.312
               --------------------------------------
               WAL                                                         8.98                   9.88
               --------------------------------------
50 Severity    Principal Writedown                              5,237.57 (0.04%)       1,176.59 (0.02%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         28,352,520.44 (4.56%)  18,522,002.56 (2.98%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      28,352,520.44 (4.56%)  18,522,002.56 (2.98%)
-------------------------------------------------------------------------------------------------------
               CDR                                                        1.703                  1.087
               --------------------------------------
               WAL                                                         9.07                   9.96
               --------------------------------------
60 Severity    Principal Writedown                              3,809.08 (0.03%)      16,157.29 (0.26%)
               --------------------------------------
               Total Collat Loss (Collat Maturity)         28,506,401.46 (4.59%)  18,539,323.82 (2.98%)
               --------------------------------------
               Total Collat Group Loss (Tranche Life)      28,506,401.46 (4.59%)  18,539,323.82 (2.98%)
-------------------------------------------------------------------------------------------------------

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
GSAMP 2004-SEA2
Loss Table


o   The Pricing Prepayment Assumptions are applied
o   40% loss severity
o   There is a 6 month lag in recoveries
o Priced to maturity with collateral losses calculated through the life of the applicable bond
Certificates are priced at par; B-2 at 92.15113


        Period             1 mth Libor               Custom Libor
      -------------------------------------------------------------
           1                  1.31778                  1.31778
           2                  1.54052                  1.54052
           3                  1.84200                  1.84200
           4                  2.01154                  2.01154
           5                  2.18021                  2.18021
           6                  2.34065                  2.34065
           7                  2.60005                  2.60005
           8                  2.67223                  2.67223
           9                  2.82776                  2.82776
          10                  3.00026                  3.00026
          11                  3.15405                  3.15405
          12                  3.28071                  4.28071
          13                  3.42210                  4.42210
          14                  3.54858                  4.54858
          15                  3.65222                  4.65222
          16                  3.75623                  4.75623
          17                  3.85727                  4.85727
          18                  3.95143                  4.95143
          19                  4.09238                  5.09238
          20                  4.13437                  5.13437
          21                  4.22138                  5.22138
          22                  4.31537                  5.31537
          23                  4.39592                  5.39592
          24                  4.45568                  6.45568
          25                  4.51696                  6.51696
          26                  4.56766                  6.56766
          27                  4.60333                  6.60333
          28                  4.63085                  6.63085
          29                  4.66532                  6.66532
          30                  4.70285                  6.70285
          31                  4.73642                  6.73642
          32                  4.77294                  6.77294
          33                  4.80884                  6.80884
          34                  4.84769                  6.84769
          35                  4.88759                  6.88759
          36                  4.93157                  6.93157
          37                  4.97876                  6.97876
          38                  5.02837                  7.02837
          39                  5.07767                  7.07767
          40                  5.12111                  7.12111
          41                  5.16281                  7.16281
          42                  5.20227                  7.20227
          43                  5.23784                  7.23784
          44                  5.27311                  7.27311
          45                  5.30221                  7.30221
          46                  5.32818                  7.32818
          47                  5.35235                  7.35235
          48                  5.37478                  7.37478
          49                  5.40619                  7.40619
          50                  5.44635                  7.44635
          51                  5.47917                  7.47917
          52                  5.51112                  7.51112
          53                  5.54326                  7.54326
          54                  5.57079                  7.57079
          55                  5.59803                  7.59803
          56                  5.62330                  7.62330
          57                  5.64413                  7.64413
          58                  5.66573                  7.66573
          59                  5.68652                  7.68652
          60                  5.70150                  7.70150
          61                  5.72789                  7.72789
          62                  5.75956                  7.75956
          63                  5.78698                  7.78698
          64                  5.81208                  7.81208
          65                  5.83571                  7.83571
          66                  5.85606                  7.85606
          67                  5.87649                  7.87649
          68                  5.89086                  7.89086
          69                  5.90317                  7.90317
          70                  5.91567                  7.91567
          71                  5.92493                  7.92493
          72                  5.93135                  7.93135
          73                  5.94442                  7.94442
          74                  5.96174                  7.96174
          75                  5.97800                  7.97800
          76                  5.99413                  7.99413
          77                  6.00693                  8.00693
          78                  6.02046                  8.02046
          79                  6.03431                  8.03431
          80                  6.04529                  8.04529
          81                  6.05471                  8.05471
          82                  6.06807                  8.06807
          83                  6.07382                  8.07382
          84                  6.08397                  8.08397
          85                  6.09696                  8.09696
          86                  6.10951                  8.10951
          87                  6.12346                  8.12346
          88                  6.13581                  8.13581
          89                  6.14647                  8.14647
          90                  6.15652                  8.15652
          91                  6.16629                  8.16629
          92                  6.17470                  8.17470
          93                  6.18082                  8.18082
          94                  6.18812                  8.18812
          95                  6.19297                  8.19297
          96                  6.19914                  8.19914
          97                  6.20159                  8.20159
          98                  6.20915                  8.20915
          99                  6.21658                  8.21658
         100                  6.22219                  8.22219
         101                  6.23088                  8.23088
         102                  6.23928                  8.23928
         103                  6.24755                  8.24755
         104                  6.25882                  8.25882
         105                  6.26597                  8.26597
         106                  6.27622                  8.27622
         107                  6.28730                  8.28730
         108                  6.30020                  8.30020
         109                  6.31653                  8.31653
         110                  6.33620                  8.33620
         111                  6.35216                  8.35216
         112                  6.36411                  8.36411
         113                  6.37534                  8.37534
         114                  6.37859                  8.37859
         115                  6.38306                  8.38306
         116                  6.38333                  8.38333
         117                  6.37767                  8.37767
         118                  6.37254                  8.37254
         119                  6.36305                  8.36305
         120                  6.35069                  8.35069
         121                  6.33089                  8.33089
         122                  6.31431                  8.31431
         123                  6.29962                  8.29962
         124                  6.29348                  8.29348
         125                  6.29295                  8.29295
         126                  6.29501                  8.29501
         127                  6.30505                  8.30505
         128                  6.31968                  8.31968
         129                  6.33701                  8.33701
         130                  6.36277                  8.36277
         131                  6.39567                  8.39567
         132                  6.42859                  8.42859
         133                  6.47154                  8.47154
         134                  6.51401                  8.51401
         135                  6.54631                  8.54631
         136                  6.57113                  8.57113
         137                  6.58936                  8.58936
         138                  6.59877                  8.59877
         139                  6.60281                  8.60281
         140                  6.59475                  8.59475
         141                  6.58224                  8.58224
         142                  6.56352                  8.56352
         143                  6.53225                  8.53225
         144                  6.49921                  8.49921
         145                  6.45972                  8.45972
         146                  6.42553                  8.42553
         147                  6.40185                  8.40185
         148                  6.38346                  8.38346
         149                  6.37204                  8.37204
         150                  6.36838                  8.36838
         151                  6.37237                  8.37237
         152                  6.38320                  8.38320
         153                  6.39864                  8.39864
         154                  6.42538                  8.42538
         155                  6.45551                  8.45551
         156                  6.49487                  8.49487
         157                  6.52195                  8.52195
         158                  6.53798                  8.53798
         159                  6.55703                  8.55703
         160                  6.57085                  8.57085
         161                  6.58989                  8.58989
         162                  6.60775                  8.60775
         163                  6.62215                  8.62215
         164                  6.64063                  8.64063
         165                  6.65553                  8.65553
         166                  6.67421                  8.67421
         167                  6.69109                  8.69109
         168                  6.71179                  8.71179
         169                  6.74253                  8.74253
         170                  6.78000                  8.78000
         171                  6.81158                  8.81158
         172                  6.83269                  8.83269
         173                  6.84988                  8.84988
         174                  6.85936                  8.85936
         175                  6.86113                  8.86113
         176                  6.85831                  8.85831
         177                  6.84361                  8.84361
         178                  6.82725                  8.82725
         179                  6.80398                  8.80398
         180                  6.77363                  8.77363
         181                  6.75044                  8.75044
         182                  6.73820                  8.73820
         183                  6.72444                  8.72444
         184                  6.71046                  8.71046
         185                  6.69874                  8.69874
         186                  6.68267                  8.68267
         187                  6.67216                  8.67216
         188                  6.65976                  8.65976
         189                  6.64510                  8.64510
         190                  6.63512                  8.63512
         191                  6.62370                  8.62370
         192                  6.60882                  8.60882
         193                  6.59895                  8.59895
         194                  6.58849                  8.58849
         195                  6.57581                  8.57581
         196                  6.56489                  8.56489
         197                  6.55457                  8.55457
         198                  6.54325                  8.54325
         199                  6.53415                  8.53415
         200                  6.52127                  8.52127
         201                  6.51118                  8.51118
         202                  6.50329                  8.50329
         203                  6.49333                  8.49333
         204                  6.48314                  8.48314
         205                  6.47387                  8.47387
         206                  6.46521                  8.46521
         207                  6.45601                  8.45601
         208                  6.44744                  8.44744
         209                  6.43704                  8.43704
         210                  6.42941                  8.42941
         211                  6.42212                  8.42212
         212                  6.41274                  8.41274
         213                  6.40407                  8.40407
         214                  6.39917                  8.39917
         215                  6.38878                  8.38878
         216                  6.38335                  8.38335
         217                  6.37649                  8.37649
         218                  6.36781                  8.36781
         219                  6.36224                  8.36224
         220                  6.35551                  8.35551
         221                  6.34852                  8.34852
         222                  6.34238                  8.34238
         223                  6.33687                  8.33687
         224                  6.33091                  8.33091
         225                  6.32374                  8.32374
         226                  6.32055                  8.32055
         227                  6.31357                  8.31357
         228                  6.30963                  8.30963
         229                  6.30460                  8.30460
         230                  6.29929                  8.29929
         231                  6.29623                  8.29623
         232                  6.28910                  8.28910
         233                  6.28718                  8.28718
         234                  6.28346                  8.28346
         235                  6.27643                  8.27643
         236                  6.27517                  8.27517
         237                  6.27168                  8.27168
         238                  6.26738                  8.26738
         239                  6.26496                  8.26496
         240                  6.26296                  8.26296
         241                  6.25331                  8.25331
         242                  6.24392                  8.24392
         243                  6.23328                  8.23328
         244                  6.22246                  8.22246
         245                  6.21365                  8.21365
         246                  6.20108                  8.20108
         247                  6.19329                  8.19329
         248                  6.18399                  8.18399
         249                  6.17269                  8.17269
         250                  6.16505                  8.16505
         251                  6.15623                  8.15623
         252                  6.14797                  8.14797
         253                  6.13886                  8.13886
         254                  6.13175                  8.13175
         255                  6.12132                  8.12132
         256                  6.11408                  8.11408
         257                  6.10715                  8.10715
         258                  6.09795                  8.09795
         259                  6.09165                  8.09165
         260                  6.08425                  8.08425
         261                  6.07586                  8.07586
         262                  6.07072                  8.07072
         263                  6.06430                  8.06430
         264                  6.05624                  8.05624
         265                  6.05062                  8.05062
         266                  6.04538                  8.04538
         267                  6.03831                  8.03831
         268                  6.03263                  8.03263
         269                  6.02755                  8.02755
         270                  6.02164                  8.02164
         271                  6.01777                  8.01777
         272                  6.01067                  8.01067
         273                  6.00565                  8.00565
         274                  6.00265                  8.00265
         275                  5.99811                  7.99811
         276                  5.99334                  7.99334
         277                  5.98931                  7.98931
         278                  5.98591                  7.98591
         279                  5.98213                  7.98213
         280                  5.97899                  7.97899
         281                  5.97417                  7.97417
         282                  5.97162                  7.97162
         283                  5.96960                  7.96960
         284                  5.96580                  7.96580
         285                  5.96281                  7.96281
         286                  5.96189                  7.96189
         287                  5.95821                  7.95821
         288                  5.95720                  7.95720
         289                  5.95534                  7.95534
         290                  5.95320                  7.95320
         291                  5.95317                  7.95317
         292                  5.94945                  7.94945
         293                  5.94988                  7.94988
         294                  5.94946                  7.94946
         295                  5.94728                  7.94728
         296                  5.94776                  7.94776
         297                  5.94597                  7.94597
         298                  5.94730                  7.94730
         299                  5.94685                  7.94685
         300                  5.94836                  7.94836
         301                  5.94082                  7.94082
         302                  5.93487                  7.93487
         303                  5.92765                  7.92765
         304                  5.91894                  7.91894
         305                  5.91299                  7.91299
         306                  5.90605                  7.90605
         307                  5.89896                  7.89896
         308                  5.89379                  7.89379
         309                  5.88520                  7.88520
         310                  5.88009                  7.88009
         311                  5.87498                  7.87498
         312                  5.87027                  7.87027
         313                  5.86347                  7.86347
         314                  5.85936                  7.85936
         315                  5.85433                  7.85433
         316                  5.84913                  7.84913
         317                  5.84588                  7.84588
         318                  5.83921                  7.83921
         319                  5.83667                  7.83667
         320                  5.83313                  7.83313
         321                  5.82763                  7.82763
         322                  5.82527                  7.82527
         323                  5.82206                  7.82206
         324                  5.81947                  7.81947
         325                  5.81615                  7.81615
         326                  5.81484                  7.81484
         327                  5.81050                  7.81050
         328                  5.80883                  7.80883
         329                  5.80774                  7.80774
         330                  5.80454                  7.80454
         331                  5.80392                  7.80392
         332                  5.80253                  7.80253
         333                  5.80046                  7.80046
         334                  5.80045                  7.80045
         335                  5.79970                  7.79970
         336                  5.79870                  7.79870
         337                  5.79838                  7.79838
         338                  5.79874                  7.79874
         339                  5.79884                  7.79884
         340                  5.79963                  7.79963
         341                  5.79876                  7.79876
         342                  5.79994                  7.79994
         343                  5.80183                  7.80183
         344                  5.80207                  7.80207
         345                  5.80243                  7.80243
         346                  5.80634                  7.80634
         347                  5.80578                  7.80578
         348                  5.80911                  7.80911
         349                  5.81185                  7.81185
         350                  5.81285                  7.81285
         351                  5.81637                  7.81637
         352                  5.81924                  7.81924
         353                  5.82182                  7.82182
         354                  5.82501                  7.82501
         355                  5.82895                  7.82895
         356                  5.83268                  7.83268
         357                  5.83501                  7.83501
         358                  5.84092                  7.84092
         359                  5.84380                  7.84380
         360                  5.84917                  7.84917
         361                  5.85317                  7.85317



-----------------------------------------------------------------------------------------------------------------------------
                                              First Dollar of Loss            LIBOR Flat                  0% Return
-----------------------------------------------------------------------------------------------------------------------------
Class M-1         CDR (%)                                   27.737                     28.519                      33.497
                  Yield (%)                                 6.4350                     5.8047                     -0.0005
                  WAL                                         5.18                       5.28                        4.96
                  Modified Duration                           4.44                       4.46                        4.56
                  Principal Window                   Mar08 - Aug30              Mar08 - Aug30               Apr08 - Aug30
                  Principal Writedown              2,084.07 (0.00%)       2,173,756.79 (4.67%)      15,219,755.11 (32.67%)
                  Total Collat Loss         120,305,052.36 (19.37%)     122,347,625.97 (19.70%     134,372,725.33 (21.63%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-2         CDR (%)                                   14.949                     16.124                      20.222
                  Yield (%)                                 7.4292                     6.2261                     -0.0019
                  WAL                                         6.88                       6.95                        6.09
                  Modified Duration                           5.43                       5.47                        5.72
                  Principal Window                   Jul09 - Aug30              Aug09 - Aug30               Jan10 - Aug30
                  Principal Writedown              1,118.61 (0.00%)      4,706,810.78 (10.83%)      19,901,444.32 (45.77%)
                  Total Collat Loss          79,003,164.09 (12.72%)     83,550,762.36 (13.45%)      98,078,611.84 (15.79%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-3         CDR (%)                                   11.374                     11.913                      13.519
                  Yield (%)                                 7.9317                     6.6010                     -0.0049
                  WAL                                         9.17                       9.15                        7.65
                  Modified Duration                           6.61                       6.64                        6.83
                  Principal Window                   Mar12 - Aug30              Jun12 - Aug30               Jun13 - Aug30
                  Principal Writedown              1,738.03 (0.01%)      2,468,833.06 (15.90%)       9,534,799.88 (61.40%)
                  Total Collat Loss          63,957,149.00 (10.30%)     66,350,548.38 (10.68%)      73,212,733.60 (11.79%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-4         CDR (%)                                    9.117                      9.533                      10.587
                  Yield (%)                                 8.1903                     6.6758                      0.0001
                  WAL                                         9.93                       9.79                           8
                  Modified Duration                           6.87                       6.88                         6.9
                  Principal Window                   Mar13 - Aug30              Jun13 - Aug30               Jun14 - Aug30
                  Principal Writedown              2,287.33 (0.02%)      2,081,981.14 (19.16%)       7,189,277.25 (66.14%)
                  Total Collat Loss           53,404,121.17 (8.60%)      55,416,269.94 (8.92%)       60,376,896.33 (9.72%)
-----------------------------------------------------------------------------------------------------------------------------
Class M-5         CDR (%)                                    6.947                      7.411                       8.450
                  Yield (%)                                 8.3463                     6.7047                     -0.0006
                  WAL                                        10.30                      10.04                        8.06
                  Modified Duration                           6.97                       6.95                        6.94
                  Principal Window                   Aug13 - Aug30              Jan14 - Aug30               Aug14 - Aug30
                  Principal Writedown              4,409.19 (0.04%)      2,079,209.72 (20.92%)       6,727,082.32 (67.69%)
                  Total Collat Loss           42,378,266.59 (6.82%)      44,813,346.75 (7.22%)       50,111,462.06 (8.07%)
-----------------------------------------------------------------------------------------------------------------------------
Class B-1         CDR (%)                                    3.281                      4.767                       5.770
                  Yield (%)                                 8.5242                     5.6419                     -0.0011
                  WAL                                         5.15                       5.30                        5.93
                  Modified Duration                            3.9                       3.83                        4.58
                  Principal Window                   Jul07 - Aug30              Jul07 - Aug30               Oct08 - Aug30
                  Principal Writedown              1,919.94 (0.02%)      2,322,889.73 (19.68%)       6,011,718.12 (50.94%)
                  Total Collat Loss           21,499,188.24 (3.46%)      30,329,582.61 (4.88%)       36,001,161.51 (5.80%)
-----------------------------------------------------------------------------------------------------------------------------
Class B-2         CDR (%)                                    2.740                      3.288                       3.644
                  Yield (%)                                11.0986                     5.0804                     -0.0078
                  WAL                                         4.96                       4.68                        4.75
                  Modified Duration                           3.46                       3.07                         3.1
                  Principal Window                   Jul07 - Aug30              Jul07 - Mar09               Jul07 - Dec08
                  Principal Writedown              7,136.15 (0.11%)      1,984,007.88 (31.94%)       3,018,780.65 (48.60%)
                  Total Collat Loss           18,150,708.47 (2.92%)      21,530,741.63 (3.47%)       23,251,632.44 (3.74%)
-----------------------------------------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2
   Run 8

   Assumptions:
                CPR as indicated
                Forward Libor/Forward + 200 BPS

   Cashflows:
              1 A2 28 CPR to Mat      Forward Libor
              2 M4 28 CPR to Mat      Forward Libor
              3 A2 28 CPR to Call     Forward Libor
              4 M4 28 CPR to Call     Forward Libor
              5 A2 20 CPR to Mat      Forward Libor
              6 M4 20 CPR to Mat      Forward Libor
              7 A2 20 CPR to Call     Forward Libor
              8 M4 20 CPR to Call     Forward Libor

   1 mth Libor     1 mth Libor + 200
        1.34144               3.34144
        1.56453               3.56453
        1.91361               3.91361
        2.03934               4.03934
        2.20062               4.20062
        2.37701               4.37701
        2.63755               4.63755
        2.70798               4.70798
        2.87315               4.87315
        3.04252               5.04252
        3.19909               5.19909
        3.32602               5.32602
         3.4578                5.4578
        3.58549               5.58549
        3.68905               5.68905
        3.78929               5.78929
        3.88942               5.88942
        3.98276               5.98276
        4.12997               6.12997
        4.16547               6.16547
        4.24948               6.24948
        4.34085               6.34085
        4.41988               6.41988
        4.47499               6.47499
        4.53154               6.53154
        4.58006               6.58006
        4.61229               6.61229
        4.64454               6.64454
         4.6783                6.6783
        4.71293               6.71293
        4.75044               6.75044
        4.78754               6.78754
        4.82296               6.82296
        4.86333               6.86333
        4.90221               6.90221
        4.94191               6.94191
        4.99204               6.99204
         5.0405                7.0405
         5.0871                7.0871
        5.13166               7.13166
        5.17226               7.17226
        5.20979               7.20979
         5.2455                7.2455
         5.2785                7.2785
        5.30689               7.30689
        5.33405               7.33405
        5.35768               7.35768
        5.38115               7.38115
        5.41034               7.41034
        5.44608               7.44608
        5.48148               7.48148
        5.51227               7.51227
        5.54284               7.54284
        5.57172               7.57172
        5.59787               7.59787
        5.62224               7.62224
        5.64564               7.64564
        5.66558               7.66558
        5.68478               7.68478
        5.70392               7.70392
        5.72849               7.72849
        5.75778               7.75778
        5.78523               7.78523
         5.8099                7.8099
        5.83531               7.83531
        5.85513               7.85513
        5.87447               7.87447
        5.89112               7.89112
        5.90772               7.90772
         5.9213                7.9213
        5.93331               7.93331
        5.94455               7.94455
        5.96274               7.96274
        5.98708               7.98708
        6.00398               8.00398
        6.02194               8.02194
        6.03935               8.03935
        6.05297               8.05297
        6.06543               8.06543
        6.07689               8.07689
        6.08432               8.08432
        6.09319               8.09319
        6.10034               8.10034
        6.10207               8.10207
         6.1107                8.1107
        6.12239               8.12239
        6.13032               8.13032
        6.14041               8.14041
        6.15087               8.15087
        6.16032               8.16032
        6.17225               8.17225
        6.18037               8.18037
        6.18997               8.18997
        6.20241               8.20241
        6.21063               8.21063
        6.22115               8.22115
        6.23495               8.23495
        6.24605               8.24605
        6.25876               8.25876
        6.26989               8.26989
        6.27939               8.27939
        6.28841               8.28841
        6.29725               8.29725
        6.30476               8.30476
        6.30942               8.30942
        6.31718               8.31718
        6.32029               8.32029
        6.32534               8.32534
        6.33174               8.33174
        6.33857               8.33857
        6.34769               8.34769
        6.35194               8.35194
        6.36094               8.36094
         6.3673                8.3673
        6.37261               8.37261
        6.37999               8.37999
         6.3843                8.3843
        6.39184               8.39184
        6.39715               8.39715
        6.40478               8.40478
         6.4085                8.4085
         6.4169                8.4169
        6.42442               8.42442
        6.42924               8.42924
        6.43664               8.43664
        6.44291               8.44291
        6.44832               8.44832
        6.45402               8.45402
         6.4602                8.4602
        6.46438               8.46438
        6.47003               8.47003
        6.47635               8.47635
        6.47992               8.47992
        6.48654               8.48654
        6.49227               8.49227
        6.49742               8.49742
        6.50519               8.50519
        6.50816               8.50816
        6.51573               8.51573
         6.5226                8.5226
        6.52632               8.52632
        6.53415               8.53415
        6.54201               8.54201
        6.54555               8.54555
        6.55432               8.55432
        6.56367               8.56367
        6.56999               8.56999
        6.57664               8.57664
        6.58338               8.58338
        6.58829               8.58829
        6.59513               8.59513
        6.59703               8.59703
        6.59981               8.59981
        6.60454               8.60454
        6.60762               8.60762
        6.60776               8.60776
        6.61399               8.61399
        6.62133               8.62133
        6.62712               8.62712
        6.63254               8.63254
        6.63434               8.63434
        6.63748               8.63748
        6.64032               8.64032
        6.63968               8.63968
        6.63804               8.63804
        6.63965               8.63965
        6.63471               8.63471
        6.63217               8.63217
        6.63466               8.63466
         6.6354                8.6354
        6.63818               8.63818
        6.63881               8.63881
        6.63783               8.63783
        6.63653               8.63653
        6.63484               8.63484
        6.63151               8.63151
        6.62558               8.62558
         6.6229                8.6229
        6.61492               8.61492
        6.60929               8.60929
        6.60578               8.60578
        6.60341               8.60341
        6.60326               8.60326
         6.5982                8.5982
        6.59848               8.59848
        6.59551               8.59551
        6.59191               8.59191
        6.59059               8.59059
        6.58786               8.58786
        6.58388               8.58388
        6.58162               8.58162
        6.57969               8.57969
        6.57468               8.57468
        6.57258               8.57258
        6.56905               8.56905
        6.56484               8.56484
        6.56276               8.56276
         6.5559                8.5559
        6.55382               8.55382
        6.54856               8.54856
        6.54555               8.54555
        6.54057               8.54057
        6.53612               8.53612
        6.53205               8.53205
        6.52667               8.52667
        6.52336               8.52336
        6.51587               8.51587
        6.51144               8.51144
        6.50721               8.50721
            6.5                   8.5
        6.49568               8.49568
        6.48988               8.48988
        6.48248               8.48248
        6.47846               8.47846
        6.47321               8.47321
        6.46408               8.46408
        6.45919               8.45919
        6.45374               8.45374
        6.44585               8.44585
        6.43921               8.43921
        6.43289               8.43289
         6.4253                8.4253
        6.41962               8.41962
        6.40993               8.40993
        6.40244               8.40244
        6.39685               8.39685
        6.38949               8.38949
        6.37999               8.37999
        6.37288               8.37288
         6.3658                8.3658
        6.35634               8.35634
        6.34899               8.34899
        6.33885               8.33885
         6.3311                8.3311
        6.32334               8.32334
        6.31322               8.31322
        6.30398               8.30398
        6.29651               8.29651
        6.28561               8.28561
        6.27744               8.27744
        6.26662               8.26662
        6.25509               8.25509
        6.24556               8.24556
        6.23226               8.23226
        6.22417               8.22417
        6.21308               8.21308
        6.20216               8.20216
        6.19356               8.19356
        6.18264               8.18264
        6.17508               8.17508
        6.16529               8.16529
         6.1575                8.1575
          6.146                 8.146
        6.13918               8.13918
        6.13093               8.13093
        6.12107               8.12107
        6.11414               8.11414
         6.1061                8.1061
        6.09787               8.09787
        6.09047               8.09047
        6.08365               8.08365
         6.0756                8.0756
        6.06939               8.06939
        6.06353               8.06353
        6.05544               8.05544
        6.05018               8.05018
         6.0439                8.0439
         6.0374                8.0374
        6.03294               8.03294
        6.02482               8.02482
         6.0211                8.0211
        6.01496               8.01496
        6.01102               8.01102
        6.00568               8.00568
        6.00111               8.00111
        5.99716               7.99716
         5.9924                7.9924
        5.98969               7.98969
        5.98377               7.98377
        5.98071               7.98071
        5.97816               7.97816
        5.97338               7.97338
        5.97133               7.97133
        5.96837               7.96837
        5.96471               7.96471
        5.96322               7.96322
        5.96085               7.96085
        5.95822               7.95822
        5.95631               7.95631
        5.95505               7.95505
        5.95346               7.95346
        5.95255               7.95255
        5.94991               7.94991
        5.94945               7.94945
        5.94964               7.94964
        5.94806               7.94806
         5.9467                7.9467
        5.94894               7.94894
        5.94647               7.94647
        5.94788               7.94788
        5.94232               7.94232
        5.93263               7.93263
        5.92574               7.92574
        5.91785               7.91785
        5.90983               7.90983
        5.90265               7.90265
        5.89607               7.89607
        5.88912               7.88912
        5.88129               7.88129
        5.87694               7.87694
        5.86936               7.86936
        5.86449               7.86449
        5.85872               7.85872
        5.85279               7.85279
        5.84883               7.84883
        5.84148               7.84148
        5.83831               7.83831
        5.83412               7.83412
        5.82842               7.82842
        5.82538               7.82538
        5.82027               7.82027
        5.81821               7.81821
        5.81437               7.81437
        5.81254               7.81254
         5.8073                7.8073
        5.80612               7.80612
        5.80407               7.80407
        5.80047               7.80047
        5.79947               7.79947
         5.7977                7.7977
        5.79573               7.79573
        5.79448               7.79448
         5.7939                7.7939
        5.79263               7.79263
        5.79206               7.79206
        5.79217               7.79217
        5.79159               7.79159
        5.79311               7.79311
        5.79161               7.79161
        5.79265               7.79265
        5.79441               7.79441
        5.79406               7.79406
        5.79626               7.79626
         5.7978                7.7978
        5.79809               7.79809
        5.80139               7.80139
        5.80414               7.80414
        5.80517               7.80517
        5.80822               7.80822
         5.8121                7.8121
        5.81435               7.81435
        5.81766               7.81766
        5.82173               7.82173
        5.82509               7.82509
         5.8307                7.8307
        5.83319               7.83319
        5.83695               7.83695
        5.84296               7.84296
        5.84803               7.84803
        5.85273               7.85273
        5.85707               7.85707


Unpaid Shortfalls represent basis risk shortfalls not fully paid in the current period

--------------------------------------------------------------------------------
                                 Forward Libor
--------------------------------------------------------------------------------

A2-15 CPR                  Maturity Call      M4-15 CPR         Maturity  Call
                           -----------------                    ----------------
Yield                        5.6523   5.598   Yield                6.7789 6.7563
DM                            51.32   50.00   DM                   190.76 190.00
Unpaid Shortfalls              0.00    0.00   Unpaid Shortfalls      0.00   0.00
                           -----------------                    ----------------

A2-28 CPR                  Maturity Call      M4-28 CPR         Maturity  Call
                           -----------------                    ----------------
Yield                        5.2781  5.0554   Yield                6.3328 6.1982
DM                            54.81   50.00   DM                   194.13 190.00
Unpaid Shortfalls              0.00    0.00   Unpaid Shortfalls      0.00   0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Forward Libor + 200 bps
--------------------------------------------------------------------------------

A2-15 CPR                  Maturity Call      M4-15 CPR         Maturity  Call
                           -----------------                    ----------------
Yield                        7.6396  7.5902   Yield                8.7836 8.7632
DM                            51.16   50.00   DM                   190.67 190.00
Unpaid Shortfalls              0.00    0.00   Unpaid Shortfalls      0.00   0.00
                           -----------------                    ----------------

A2-28 CPR                  Maturity Call      M4-28 CPR         Maturity  Call
                           -----------------                    ----------------
Yield                        7.2733   7.065   Yield                8.3464 8.2219
DM                            54.38   50.00   DM                   193.73 190.00
Unpaid Shortfalls              0.00    0.00   Unpaid Shortfalls      0.00   0.00
--------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSA04SE22 - CF - 1 - A2 - 28 CPR Call (N)


28 CPR
Call (N)
LIBOR_1MO=1.34144 . . .

                                                                                                                          Interest
Period       Date          Principal         Interest         Cash Flow          Balance        Accrued Interest         Shortfall
Total                      77,480,000.00     27,643,524.80    105,123,524.80                       27,643,524.80                 0

       0     29-Jun-04                 0                 0                 0     77,480,000.00                 0                 0
       1     25-Jul-04                 0        103,042.89        103,042.89     77,480,000.00        103,042.89                 0
       2     25-Aug-04                 0        137,743.15        137,743.15     77,480,000.00        137,743.15                 0
       3     25-Sep-04                 0        161,033.38        161,033.38     77,480,000.00        161,033.38                 0
       4     25-Oct-04                 0        163,956.72        163,956.72     77,480,000.00        163,956.72                 0
       5     25-Nov-04                 0        180,182.37        180,182.37     77,480,000.00        180,182.37                 0
       6     25-Dec-04                 0        185,758.95        185,758.95     77,480,000.00        185,758.95                 0
       7     25-Jan-05                 0        209,333.85        209,333.85     77,480,000.00        209,333.85                 0
       8     25-Feb-05                 0        214,032.86        214,032.86     77,480,000.00        214,032.86                 0
       9     25-Mar-05                 0        203,273.51        203,273.51     77,480,000.00        203,273.51                 0
      10     25-Apr-05                 0        236,353.00        236,353.00     77,480,000.00        236,353.00                 0
      11     25-May-05                 0        238,837.91        238,837.91     77,480,000.00        238,837.91                 0
      12     25-Jun-05                 0        255,267.80        255,267.80     77,480,000.00        255,267.80                 0
      13     25-Jul-05                 0        255,541.95        255,541.95     77,480,000.00        255,541.95                 0
      14     25-Aug-05                 0        272,579.35        272,579.35     77,480,000.00        272,579.35                 0
      15     25-Sep-05                 0        279,488.76        279,488.76     77,480,000.00        279,488.76                 0
      16     25-Oct-05                 0        276,945.16        276,945.16     77,480,000.00        276,945.16                 0
      17     25-Nov-05                 0        292,857.23        292,857.23     77,480,000.00        292,857.23                 0
      18     25-Dec-05                 0        289,436.87        289,436.87     77,480,000.00        289,436.87                 0
      19     25-Jan-06                 0        308,906.45        308,906.45     77,480,000.00        308,906.45                 0
      20     25-Feb-06                 0        311,274.97        311,274.97     77,480,000.00        311,274.97                 0
      21     25-Mar-06                 0        286,214.22        286,214.22     77,480,000.00        286,214.22                 0
      22     25-Apr-06                 0        322,976.13        322,976.13     77,480,000.00        322,976.13                 0
      23     25-May-06                 0        317,660.25        317,660.25     77,480,000.00        317,660.25                 0
      24     25-Jun-06                 0        331,925.81        331,925.81     77,480,000.00        331,925.81                 0
      25     25-Jul-06                 0        324,869.77        324,869.77     77,480,000.00        324,869.77                 0
      26     25-Aug-06                 0        338,935.96        338,935.96     77,480,000.00        338,935.96                 0
      27     25-Sep-06                 0        341,086.31        341,086.31     77,480,000.00        341,086.31                 0
      28     25-Oct-06                 0        332,165.80        332,165.80     77,480,000.00        332,165.80                 0
      29     25-Nov-06                 0        345,490.42        345,490.42     77,480,000.00        345,490.42                 0
      30     25-Dec-06                 0        336,581.51        336,581.51     77,480,000.00        336,581.51                 0
      31     25-Jan-07                 0        350,303.52        350,303.52     77,480,000.00        350,303.52                 0
      32     25-Feb-07                 0        352,778.79        352,778.79     77,480,000.00        352,778.79                 0
      33     25-Mar-07                 0        320,773.40        320,773.40     77,480,000.00        320,773.40                 0
      34     25-Apr-07                 0        357,835.42        357,835.42     77,480,000.00        357,835.42                 0
      35     25-May-07                 0        348,802.69        348,802.69     77,480,000.00        348,802.69                 0
      36     25-Jun-07      4,846,713.27        363,078.19      5,209,791.46     72,633,286.73        363,078.19                 0
      37     25-Jul-07                 0        332,420.76        332,420.76     72,633,286.73        332,420.76                 0
      38     25-Aug-07                 0        346,532.40        346,532.40     72,633,286.73        346,532.40                 0
      39     25-Sep-07                 0        349,447.01        349,447.01     72,633,286.73        349,447.01                 0
      40     25-Oct-07                 0        340,871.65        340,871.65     72,633,286.73        340,871.65                 0
      41     25-Nov-07                 0        354,773.37        354,773.37     72,633,286.73        354,773.37                 0
      42     25-Dec-07                 0        345,600.68        345,600.68     72,633,286.73        345,600.68                 0
      43     25-Jan-08                 0        359,354.19        359,354.19     72,633,286.73        359,354.19                 0
      44     25-Feb-08                 0        361,418.19        361,418.19     72,633,286.73        361,418.19                 0
      45     25-Mar-08                 0        339,761.99        339,761.99     72,633,286.73        339,761.99                 0
      46     25-Apr-08                 0        364,892.58        364,892.58     72,633,286.73        364,892.58                 0
      47     25-May-08                 0        354,552.13        354,552.13     72,633,286.73        354,552.13                 0
      48     25-Jun-08                 0        367,838.47        367,838.47     72,633,286.73        367,838.47                 0
      49     25-Jul-08                 0        357,739.52        357,739.52     72,633,286.73        357,739.52                 0
      50     25-Aug-08                 0        371,899.54        371,899.54     72,633,286.73        371,899.54                 0
      51     25-Sep-08                 0        374,113.64        374,113.64     72,633,286.73        374,113.64                 0
      52     25-Oct-08        209,564.49        363,909.11        573,473.60     72,423,722.24        363,909.11                 0
      53     25-Nov-08      2,096,291.32        376,860.94      2,473,152.26     70,327,430.92        376,860.94                 0
      54     25-Dec-08      2,036,989.86        355,840.39      2,392,830.25     68,290,441.06        355,840.39                 0
      55     25-Jan-09      1,979,341.44        358,589.26      2,337,930.69     66,311,099.62        358,589.26                 0
      56     25-Feb-09      1,923,300.42        349,587.40      2,272,887.82     64,387,799.20        349,587.40                 0
      57     25-Mar-09      1,868,822.42        307,769.96      2,176,592.38     62,518,976.77        307,769.96                 0
      58     25-Apr-09      1,815,864.29        331,928.84      2,147,793.14     60,703,112.48        331,928.84                 0
      59     25-May-09      1,764,384.05        312,862.83      2,077,246.88     58,938,728.44        312,862.83                 0
      60     25-Jun-09      1,714,340.86        314,866.27      2,029,207.13     57,224,387.58        314,866.27                 0
      61     25-Jul-09      1,665,695.02        297,017.94      1,962,712.96     55,558,692.56        297,017.94                 0
      62     25-Aug-09      1,618,407.92        299,386.01      1,917,793.93     53,940,284.65        299,386.01                 0
      63     25-Sep-09      1,572,441.99        291,940.00      1,864,381.99     52,367,842.65        291,940.00                 0
      64     25-Oct-09      1,527,760.72        275,363.21      1,803,123.93     50,840,081.94        275,363.21                 0
      65     25-Nov-09      1,484,328.57        277,353.28      1,761,681.85     49,355,753.37        277,353.28                 0
      66     25-Dec-09      1,442,111.00        261,385.19      1,703,496.20     47,913,642.36        261,385.19                 0
      67     25-Jan-10      1,401,074.42        263,004.07      1,664,078.48     46,512,567.94        263,004.07                 0
      68     25-Feb-10      1,361,186.13        255,980.26      1,617,166.40     45,151,381.81        255,980.26                 0
      69     25-Mar-10      1,322,414.37        225,024.65      1,547,439.02     43,828,967.44        225,024.65                 0
      70     25-Apr-10      1,284,728.22        242,350.21      1,527,078.43     42,544,239.22        242,350.21                 0
      71     25-May-10      1,248,097.64        228,083.57      1,476,181.20     41,296,141.58        228,083.57                 0
      72     25-Jun-10      1,212,493.38        229,171.85      1,441,665.23     40,083,648.20        229,171.85                 0
      73     25-Jul-10      1,177,887.02        215,875.16      1,393,762.18     38,905,761.18        215,875.16                 0
      74     25-Aug-10      1,144,250.91        217,331.34      1,361,582.26     37,761,510.27        217,331.34                 0
      75     25-Sep-10      1,111,558.17        211,488.98      1,323,047.15     36,649,952.10        211,488.98                 0
      76     25-Oct-10      1,079,782.65        199,190.66      1,278,973.31     35,570,169.45        199,190.66                 0
      77     25-Nov-10      1,048,898.92        200,299.43      1,249,198.35     34,521,270.53        200,299.43                 0
      78     25-Dec-10      1,018,882.25        188,514.04      1,207,396.29     33,502,388.29        188,514.04                 0
      79     25-Jan-11        989,708.59        189,407.92      1,179,116.51     32,512,679.70        189,407.92                 0
      80     25-Feb-11        961,354.55        198,131.90      1,159,486.45     31,551,325.15        198,131.90                 0
      81     25-Mar-11        933,797.40        173,848.64      1,107,646.04     30,617,527.75        173,848.64                 0
      82     25-Apr-11        907,015.01        187,012.62      1,094,027.62     29,710,512.75        187,012.62                 0
      83     25-May-11        880,985.87        175,795.62      1,056,781.49     28,829,526.88        175,795.62                 0
      84     25-Jun-11        855,689.07        176,311.91      1,032,000.98     27,973,837.81        176,311.91                 0
      85     25-Jul-11        831,104.26        165,761.31        996,865.57     27,142,733.54        165,761.31                 0
      86     25-Aug-11        807,211.67        166,470.98        973,682.65     26,335,521.87        166,470.98                 0
      87     25-Sep-11        783,992.06        161,700.05        945,692.11     25,551,529.81        161,700.05                 0
      88     25-Oct-11        761,426.73        152,040.33        913,467.06     24,790,103.08        152,040.33                 0
      89     25-Nov-11        739,497.47        152,649.86        892,147.33     24,050,605.61        152,649.86                 0
      90     25-Dec-11        718,186.60        143,508.36        861,694.96     23,332,419.01        143,508.36                 0
      91     25-Jan-12        697,476.93        144,103.45        841,580.38     22,634,942.08        144,103.45                 0
      92     25-Feb-12        677,351.72        139,954.03        817,305.74     21,957,590.37        139,954.03                 0
      93     25-Mar-12        657,794.70        127,176.61        784,971.31     21,299,795.67        127,176.61                 0
      94     25-Apr-12        638,790.06        132,102.94        770,892.99     20,661,005.61        132,102.94                 0
      95     25-May-12        620,322.41        124,149.06        744,471.47     20,040,683.20        124,149.06                 0
      96     25-Jun-12        602,376.81        124,617.23        726,994.03     19,438,306.39        124,617.23                 0
      97     25-Jul-12        584,938.69        117,195.98        702,134.67     18,853,367.70        117,195.98                 0
      98     25-Aug-12        567,993.93        117,638.49        685,632.42     18,285,373.77        117,638.49                 0
      99     25-Sep-12        551,528.76        114,294.54        665,823.30     17,733,845.00        114,294.54                 0
     100     25-Oct-12        535,529.82        107,435.92        642,965.74     17,198,315.19        107,435.92                 0
     101     25-Nov-12        519,984.09        107,805.29        627,789.39     16,678,331.09        107,805.29                 0
     102     25-Dec-12        504,878.94        101,298.76        606,177.70     16,173,452.15        101,298.76                 0
     103     25-Jan-13      1,870,461.22        101,629.82      1,972,091.03     14,302,990.93        101,629.82                 0
     104     25-Feb-13        435,582.01         89,968.82        525,550.83     13,867,408.92         89,968.82                 0
     105     25-Mar-13        422,877.58         78,837.67        501,715.24     13,444,531.34         78,837.67                 0
     106     25-Apr-13        410,534.21         84,712.71        495,246.93     13,033,997.13         84,712.71                 0
     107     25-May-13        398,541.83         79,510.53        478,052.36     12,635,455.31         79,510.53                 0
     108     25-Jun-13      1,832,905.99         79,703.59      1,912,609.58     10,802,549.32         79,703.59                 0
     109     25-Jul-13        333,934.31         66,001.24        399,935.55     10,468,615.01         66,001.24                 0
     110     25-Aug-13        324,113.01         66,154.57        390,267.59     10,144,501.99         66,154.57                 0
     111     25-Sep-13        314,572.24         64,186.06        378,758.31      9,829,929.75         64,186.06                 0
     112     25-Oct-13        305,304.13         60,224.21        365,528.35      9,524,625.62         60,224.21                 0
     113     25-Nov-13        297,251.59         60,372.67        357,624.26      9,227,374.03         60,372.67                 0
     114     25-Dec-13        287,430.97         56,650.69        344,081.67      8,939,943.05         56,650.69                 0
     115     25-Jan-14        278,940.90         56,756.45        335,697.35      8,661,002.15         56,756.45                 0
     116     25-Feb-14        270,693.98         55,040.59        325,734.57      8,390,308.17         55,040.59                 0
     117     25-Mar-14        267,259.35         48,188.43        315,447.78      8,123,048.82         48,188.43                 0
     118     25-Apr-14        254,520.41         51,704.79        306,225.20      7,868,528.42         51,704.79                 0
     119     25-May-14        246,977.65         48,503.90        295,481.55      7,621,550.77         48,503.90                 0
     120     25-Jun-14      1,982,168.55         48,597.59      2,030,766.14      5,639,382.21         48,597.59                 0
     121     25-Jul-14      1,428,827.60         34,816.14      1,463,643.74      4,210,554.61         34,816.14                 0
     122     25-Aug-14        140,434.24         26,891.86        167,326.10      4,070,120.37         26,891.86                 0
     123     25-Sep-14        136,133.89         26,021.30        162,155.19      3,933,986.48         26,021.30                 0
     124     25-Oct-14        131,959.34         24,355.44        156,314.78      3,802,027.14         24,355.44                 0
     125     25-Nov-14        127,907.00         24,347.32        152,254.32      3,674,120.15         24,347.32                 0
     126     25-Dec-14        123,973.39         22,788.45        146,761.84      3,550,146.76         22,788.45                 0
     127     25-Jan-15        127,254.72         22,770.04        150,024.76      3,422,892.04         22,770.04                 0
     128     25-Feb-15        218,162.20         21,970.65        240,132.85      3,204,729.84         21,970.65                 0
     129     25-Mar-15      2,536,352.75         18,595.05      2,554,947.80        668,377.09         18,595.05                 0
     130     25-Apr-15        668,377.09          4,296.10        672,673.19                 0          4,296.10                 0


                                                                                     Couponcap
                                                 Couponcap   Couponcap Accum         Shortfall                           Effective
Period          Accum Interest Shortfall         Shortfall         Shortfall           Payback            Coupon            Coupon
Total                                                    0                                   0

       0                               0                 0                 0                 0                 0                 0
       1                               0                 0                 0                 0           1.84144           1.84144
       2                               0                 0                 0                 0           2.06453           2.06453
       3                               0                 0                 0                 0           2.41361           2.41361
       4                               0                 0                 0                 0           2.53934           2.53934
       5                               0                 0                 0                 0           2.70062           2.70062
       6                               0                 0                 0                 0           2.87701           2.87701
       7                               0                 0                 0                 0           3.13755           3.13755
       8                               0                 0                 0                 0           3.20798           3.20798
       9                               0                 0                 0                 0           3.37315           3.37315
      10                               0                 0                 0                 0           3.54252           3.54252
      11                               0                 0                 0                 0           3.69909           3.69909
      12                               0                 0                 0                 0           3.82602           3.82602
      13                               0                 0                 0                 0            3.9578            3.9578
      14                               0                 0                 0                 0           4.08549           4.08549
      15                               0                 0                 0                 0           4.18905           4.18905
      16                               0                 0                 0                 0           4.28929           4.28929
      17                               0                 0                 0                 0           4.38942           4.38942
      18                               0                 0                 0                 0           4.48276           4.48276
      19                               0                 0                 0                 0           4.62997           4.62997
      20                               0                 0                 0                 0           4.66547           4.66547
      21                               0                 0                 0                 0           4.74948           4.74948
      22                               0                 0                 0                 0           4.84085           4.84085
      23                               0                 0                 0                 0           4.91988           4.91988
      24                               0                 0                 0                 0           4.97499           4.97499
      25                               0                 0                 0                 0           5.03154           5.03154
      26                               0                 0                 0                 0           5.08006           5.08006
      27                               0                 0                 0                 0           5.11229           5.11229
      28                               0                 0                 0                 0           5.14454           5.14454
      29                               0                 0                 0                 0            5.1783            5.1783
      30                               0                 0                 0                 0           5.21293           5.21293
      31                               0                 0                 0                 0           5.25044           5.25044
      32                               0                 0                 0                 0           5.28754           5.28754
      33                               0                 0                 0                 0           5.32296           5.32296
      34                               0                 0                 0                 0           5.36333           5.36333
      35                               0                 0                 0                 0           5.40221           5.40221
      36                               0                 0                 0                 0           5.44191           5.44191
      37                               0                 0                 0                 0           5.49204           5.49204
      38                               0                 0                 0                 0            5.5405            5.5405
      39                               0                 0                 0                 0            5.5871            5.5871
      40                               0                 0                 0                 0           5.63166           5.63166
      41                               0                 0                 0                 0           5.67226           5.67226
      42                               0                 0                 0                 0           5.70979           5.70979
      43                               0                 0                 0                 0            5.7455            5.7455
      44                               0                 0                 0                 0            5.7785            5.7785
      45                               0                 0                 0                 0           5.80689           5.80689
      46                               0                 0                 0                 0           5.83405           5.83405
      47                               0                 0                 0                 0           5.85768           5.85768
      48                               0                 0                 0                 0           5.88115           5.88115
      49                               0                 0                 0                 0           5.91034           5.91034
      50                               0                 0                 0                 0           5.94608           5.94608
      51                               0                 0                 0                 0           5.98148           5.98148
      52                               0                 0                 0                 0           6.01227           6.01227
      53                               0                 0                 0                 0           6.04284           6.04284
      54                               0                 0                 0                 0           6.07172           6.07172
      55                               0                 0                 0                 0           6.09787           6.09787
      56                               0                 0                 0                 0           6.12224           6.12224
      57                               0                 0                 0                 0           6.14564           6.14564
      58                               0                 0                 0                 0           6.16558           6.16558
      59                               0                 0                 0                 0           6.18478           6.18478
      60                               0                 0                 0                 0           6.20392           6.20392
      61                               0                 0                 0                 0           6.22849           6.22849
      62                               0                 0                 0                 0           6.25778           6.25778
      63                               0                 0                 0                 0           6.28523           6.28523
      64                               0                 0                 0                 0            6.3099            6.3099
      65                               0                 0                 0                 0           6.33531           6.33531
      66                               0                 0                 0                 0           6.35513           6.35513
      67                               0                 0                 0                 0           6.37447           6.37447
      68                               0                 0                 0                 0           6.39112           6.39112
      69                               0                 0                 0                 0           6.40772           6.40772
      70                               0                 0                 0                 0            6.4213            6.4213
      71                               0                 0                 0                 0           6.43331           6.43331
      72                               0                 0                 0                 0           6.44455           6.44455
      73                               0                 0                 0                 0           6.46274           6.46274
      74                               0                 0                 0                 0           6.48708           6.48708
      75                               0                 0                 0                 0           6.50398           6.50398
      76                               0                 0                 0                 0           6.52194           6.52194
      77                               0                 0                 0                 0           6.53935           6.53935
      78                               0                 0                 0                 0           6.55297           6.55297
      79                               0                 0                 0                 0           6.56543           6.56543
      80                               0                 0                 0                 0           7.07689           7.07689
      81                               0                 0                 0                 0           7.08432           7.08432
      82                               0                 0                 0                 0           7.09319           7.09319
      83                               0                 0                 0                 0           7.10034           7.10034
      84                               0                 0                 0                 0           7.10207           7.10207
      85                               0                 0                 0                 0            7.1107            7.1107
      86                               0                 0                 0                 0           7.12239           7.12239
      87                               0                 0                 0                 0           7.13032           7.13032
      88                               0                 0                 0                 0           7.14041           7.14041
      89                               0                 0                 0                 0           7.15087           7.15087
      90                               0                 0                 0                 0           7.16032           7.16032
      91                               0                 0                 0                 0           7.17225           7.17225
      92                               0                 0                 0                 0           7.18037           7.18037
      93                               0                 0                 0                 0           7.18997           7.18997
      94                               0                 0                 0                 0           7.20241           7.20241
      95                               0                 0                 0                 0           7.21063           7.21063
      96                               0                 0                 0                 0           7.22115           7.22115
      97                               0                 0                 0                 0           7.23495           7.23495
      98                               0                 0                 0                 0           7.24605           7.24605
      99                               0                 0                 0                 0           7.25876           7.25876
     100                               0                 0                 0                 0           7.26989           7.26989
     101                               0                 0                 0                 0           7.27939           7.27939
     102                               0                 0                 0                 0           7.28841           7.28841
     103                               0                 0                 0                 0           7.29725           7.29725
     104                               0                 0                 0                 0           7.30476           7.30476
     105                               0                 0                 0                 0           7.30942           7.30942
     106                               0                 0                 0                 0           7.31718           7.31718
     107                               0                 0                 0                 0           7.32029           7.32029
     108                               0                 0                 0                 0           7.32534           7.32534
     109                               0                 0                 0                 0           7.33174           7.33174
     110                               0                 0                 0                 0           7.33857           7.33857
     111                               0                 0                 0                 0           7.34769           7.34769
     112                               0                 0                 0                 0           7.35194           7.35194
     113                               0                 0                 0                 0           7.36094           7.36094
     114                               0                 0                 0                 0            7.3673            7.3673
     115                               0                 0                 0                 0           7.37261           7.37261
     116                               0                 0                 0                 0           7.37999           7.37999
     117                               0                 0                 0                 0            7.3843            7.3843
     118                               0                 0                 0                 0           7.39184           7.39184
     119                               0                 0                 0                 0           7.39715           7.39715
     120                               0                 0                 0                 0           7.40478           7.40478
     121                               0                 0                 0                 0            7.4085            7.4085
     122                               0                 0                 0                 0            7.4169            7.4169
     123                               0                 0                 0                 0           7.42442           7.42442
     124                               0                 0                 0                 0           7.42924           7.42924
     125                               0                 0                 0                 0           7.43664           7.43664
     126                               0                 0                 0                 0           7.44291           7.44291
     127                               0                 0                 0                 0           7.44832           7.44832
     128                               0                 0                 0                 0           7.45402           7.45402
     129                               0                 0                 0                 0            7.4602            7.4602
     130                               0                 0                 0                 0           7.46438           7.46438

GSA04SE22 - CF - 1 - M4 - 28 CPR Call (N)


28 CPR
Call (N)
LIBOR_1MO=1.34144 . . .

Period       Date              Principal          Interest         Cash Flow           Balance       Sched Princ     Unsched Princ
Total                      10,869,000.00      3,402,161.75     14,271,161.75                                   0     10,869,000.00

       0     29-Jun-04                 0                 0                 0     10,869,000.00                 0                 0
       1     25-Jul-04                 0         25,444.76         25,444.76     10,869,000.00                 0                 0
       2     25-Aug-04                 0         32,425.98         32,425.98     10,869,000.00                 0                 0
       3     25-Sep-04                 0         35,693.16         35,693.16     10,869,000.00                 0                 0
       4     25-Oct-04                 0         35,680.57         35,680.57     10,869,000.00                 0                 0
       5     25-Nov-04                 0         38,379.41         38,379.41     10,869,000.00                 0                 0
       6     25-Dec-04                 0         38,739.02         38,739.02     10,869,000.00                 0                 0
       7     25-Jan-05                 0         42,468.82         42,468.82     10,869,000.00                 0                 0
       8     25-Feb-05                 0         43,128.00         43,128.00     10,869,000.00                 0                 0
       9     25-Mar-05                 0         40,350.62         40,350.62     10,869,000.00                 0                 0
      10     25-Apr-05                 0         46,259.10         46,259.10     10,869,000.00                 0                 0
      11     25-May-05                 0         46,185.01         46,185.01     10,869,000.00                 0                 0
      12     25-Jun-05                 0         48,912.50         48,912.50     10,869,000.00                 0                 0
      13     25-Jul-05                 0         48,528.27         48,528.27     10,869,000.00                 0                 0
      14     25-Aug-05                 0         51,340.99         51,340.99     10,869,000.00                 0                 0
      15     25-Sep-05                 0         52,310.25         52,310.25     10,869,000.00                 0                 0
      16     25-Oct-05                 0         51,530.74         51,530.74     10,869,000.00                 0                 0
      17     25-Nov-05                 0         54,185.59         54,185.59     10,869,000.00                 0                 0
      18     25-Dec-05                 0         53,283.10         53,283.10     10,869,000.00                 0                 0
      19     25-Jan-06                 0         56,437.00         56,437.00     10,869,000.00                 0                 0
      20     25-Feb-06                 0         56,769.26         56,769.26     10,869,000.00                 0                 0
      21     25-Mar-06                 0         51,985.65         51,985.65     10,869,000.00                 0                 0
      22     25-Apr-06                 0         58,410.72         58,410.72     10,869,000.00                 0                 0
      23     25-May-06                 0         57,242.31         57,242.31     10,869,000.00                 0                 0
      24     25-Jun-06                 0         59,666.19         59,666.19     10,869,000.00                 0                 0
      25     25-Jul-06                 0         58,253.67         58,253.67     10,869,000.00                 0                 0
      26     25-Aug-06                 0         60,649.58         60,649.58     10,869,000.00                 0                 0
      27     25-Sep-06                 0         60,951.24         60,951.24     10,869,000.00                 0                 0
      28     25-Oct-06                 0         59,277.17         59,277.17     10,869,000.00                 0                 0
      29     25-Nov-06                 0         61,569.05         61,569.05     10,869,000.00                 0                 0
      30     25-Dec-06                 0         59,896.61         59,896.61     10,869,000.00                 0                 0
      31     25-Jan-07                 0         62,244.24         62,244.24     10,869,000.00                 0                 0
      32     25-Feb-07                 0         62,591.47         62,591.47     10,869,000.00                 0                 0
      33     25-Mar-07                 0         56,833.66         56,833.66     10,869,000.00                 0                 0
      34     25-Apr-07                 0         63,300.82         63,300.82     10,869,000.00                 0                 0
      35     25-May-07                 0         61,611.02         61,611.02     10,869,000.00                 0                 0
      36     25-Jun-07                 0         64,036.29         64,036.29     10,869,000.00                 0                 0
      37     25-Jul-07                 0         62,424.65         62,424.65     10,869,000.00                 0                 0
      38     25-Aug-07      2,156,894.27         64,959.03      2,221,853.30      8,712,105.73                 0      2,156,894.27
      39     25-Sep-07      1,651,069.23         52,417.86      1,703,487.09      7,061,036.50                 0      1,651,069.23
      40     25-Oct-07        202,727.04         41,375.67        244,102.71      6,858,309.46                 0        202,727.04
      41     25-Nov-07        197,021.64         41,767.12        238,788.75      6,661,287.83                 0        197,021.64
      42     25-Dec-07        191,474.73         39,466.96        230,941.70      6,469,813.09                 0        191,474.73
      43     25-Jan-08        186,081.97         39,809.21        225,891.18      6,283,731.12                 0        186,081.97
      44     25-Feb-08        180,839.09         38,842.80        219,681.89      6,102,892.03                 0        180,839.09
      45     25-Mar-08        175,741.97         35,430.65        211,172.62      5,927,150.06                 0        175,741.97
      46     25-Apr-08        170,786.59         36,922.12        207,708.71      5,756,363.47                 0        170,786.59
      47     25-May-08        165,969.05         34,814.87        200,783.93      5,590,394.42                 0        165,969.05
      48     25-Jun-08        161,285.55         35,051.10        196,336.65      5,429,108.86                 0        161,285.55
      49     25-Jul-08        156,732.39         33,073.86        189,806.25      5,272,376.47                 0        156,732.39
      50     25-Aug-08        152,305.98         33,351.95        185,657.93      5,120,070.49                 0        152,305.98
      51     25-Sep-08        148,002.82         32,544.57        180,547.40      4,972,067.66                 0        148,002.82
      52     25-Oct-08        143,819.52         30,711.92        174,531.44      4,828,248.15                 0        143,819.52
      53     25-Nov-08        139,752.75         30,944.78        170,697.54      4,688,495.39                 0        139,752.75
      54     25-Dec-08        135,799.32         29,192.60        164,991.93      4,552,696.07                 0        135,799.32
      55     25-Jan-09        131,956.10         29,394.48        161,350.57      4,420,739.97                 0        131,956.10
      56     25-Feb-09        128,220.03         28,635.27        156,855.30      4,292,519.95                 0        128,220.03
      57     25-Mar-09        124,588.16         25,192.07        149,780.24      4,167,931.78                 0        124,588.16
      58     25-Apr-09        121,057.62         27,153.26        148,210.88      4,046,874.17                 0        121,057.62
      59     25-May-09        117,625.60         25,578.88        143,204.48      3,929,248.56                 0        117,625.60
      60     25-Jun-09        114,289.39         25,728.01        140,017.40      3,814,959.17                 0        114,289.39
      61     25-Jul-09        111,046.33         24,251.98        135,298.32      3,703,912.84                 0        111,046.33
      62     25-Aug-09        107,893.86         24,424.34        132,318.20      3,596,018.98                 0        107,893.86
      63     25-Sep-09        104,829.47         23,797.87        128,627.33      3,491,189.51                 0        104,829.47
      64     25-Oct-09        101,850.71         22,430.60        124,281.32      3,389,338.80                 0        101,850.71
      65     25-Nov-09         98,955.24         22,576.25        121,531.49      3,290,383.56                 0         98,955.24
      66     25-Dec-09         96,140.73         21,264.46        117,405.19      3,194,242.82                 0         96,140.73
      67     25-Jan-10         93,404.96         21,384.44        114,789.40      3,100,837.86                 0         93,404.96
      68     25-Feb-10         90,745.74         20,803.58        111,549.33      3,010,092.12                 0         90,745.74
      69     25-Mar-10         88,160.96         18,279.30        106,440.26      2,921,931.16                 0         88,160.96
      70     25-Apr-10         85,648.55         19,679.23        105,327.78      2,836,282.61                 0         85,648.55
      71     25-May-10         83,206.51         18,514.57        101,721.08      2,753,076.11                 0         83,206.51
      72     25-Jun-10         80,832.89         18,597.11         99,430.00      2,672,243.21                 0         80,832.89
      73     25-Jul-10         78,525.80         17,509.29         96,035.10      2,593,717.41                 0         78,525.80
      74     25-Aug-10         76,283.39         17,615.63         93,899.02      2,517,434.02                 0         76,283.39
      75     25-Sep-10         74,103.88         17,134.17         91,238.05      2,443,330.14                 0         74,103.88
      76     25-Oct-10         71,985.51         16,129.93         88,115.44      2,371,344.63                 0         71,985.51
      77     25-Nov-10         69,926.59         16,212.08         86,138.68      2,301,418.04                 0         69,926.59
      78     25-Dec-10         67,925.48         15,252.59         83,178.07      2,233,492.55                 0         67,925.48
      79     25-Jan-11         65,980.57         15,319.79         81,300.37      2,167,511.98                 0         65,980.57
      80     25-Feb-11         64,090.30         16,661.76         80,752.06      2,103,421.68                 0         64,090.30
      81     25-Mar-11         62,253.16         14,616.50         76,869.66      2,041,168.52                 0         62,253.16
      82     25-Apr-11         60,467.67         15,719.20         76,186.87      1,980,700.85                 0         60,467.67
      83     25-May-11         58,732.39         14,773.29         73,505.68      1,921,968.46                 0         58,732.39
      84     25-Jun-11         57,045.94         14,815.93         71,861.87      1,864,922.52                 0         57,045.94
      85     25-Jul-11         55,406.95         13,925.84         69,332.79      1,809,515.57                 0         55,406.95
      86     25-Aug-11         53,814.11         13,980.72         67,794.84      1,755,701.46                 0         53,814.11
      87     25-Sep-11         52,266.14         13,576.93         65,843.07      1,703,435.32                 0         52,266.14
      88     25-Oct-11         50,761.78         12,762.15         63,523.93      1,652,673.54                 0         50,761.78
      89     25-Nov-11         49,299.83         12,809.46         62,109.29      1,603,373.71                 0         49,299.83
      90     25-Dec-11         47,879.11         12,039.09         59,918.20      1,555,494.60                 0         47,879.11
      91     25-Jan-12         46,498.46         12,084.89         58,583.35      1,508,996.14                 0         46,498.46
      92     25-Feb-12         45,156.78         11,734.18         56,890.96      1,463,839.36                 0         45,156.78
      93     25-Mar-12         43,852.98         10,659.97         54,512.95      1,419,986.38                 0         43,852.98
      94     25-Apr-12         42,586.00         11,068.98         53,654.98      1,377,400.37                 0         42,586.00
      95     25-May-12         41,354.83         10,400.10         51,754.92      1,336,045.55                 0         41,354.83
      96     25-Jun-12         40,158.45         10,436.21         50,594.66      1,295,887.09                 0         40,158.45
      97     25-Jul-12         38,995.91          9,810.89         48,806.80      1,256,891.18                 0         38,995.91
      98     25-Aug-12         37,866.26          9,844.86         47,711.13      1,219,024.92                 0         37,866.26
      99     25-Sep-12         36,768.58          9,561.61         46,330.19      1,182,256.33                 0         36,768.58
     100     25-Oct-12         35,701.99          8,985.04         44,687.03      1,146,554.35                 0         35,701.99
     101     25-Nov-12         34,665.61          9,013.54         43,679.15      1,111,888.74                 0         34,665.61
     102     25-Dec-12         58,517.45          8,467.41         66,984.87      1,053,371.29                 0         58,517.45
     103     25-Jan-13        480,975.74          8,297.19        489,272.94        572,395.54                 0        480,975.74
     104     25-Feb-13        112,006.80          4,512.35        116,519.15        460,388.74                 0        112,006.80
     105     25-Mar-13        108,739.95          3,279.81        112,019.75        351,648.79                 0        108,739.95
     106     25-Apr-13        105,565.94          2,775.90        108,341.84        246,082.85                 0        105,565.94
     107     25-May-13        102,482.18          1,880.54        104,362.73        143,600.67                 0        102,482.18
     108     25-Jun-13        143,600.67          1,134.59        144,735.26                 0                 0        143,600.67


                                                                                                       Couponcap         Couponcap
                                                  Interest    Accum Interest         Couponcap             Accum         Shortfall
Period                  Accrued Interest         Shortfall         Shortfall         Shortfall         Shortfall           Payback
Total                       3,402,161.75                 0                            3,422.46                            3,422.46

       0                               0                 0                 0                 0                 0                 0
       1                       25,444.76                 0                 0                 0                 0                 0
       2                       32,425.98                 0                 0                 0                 0                 0
       3                       35,693.16                 0                 0                 0                 0                 0
       4                       35,680.57                 0                 0                 0                 0                 0
       5                       38,379.41                 0                 0                 0                 0                 0
       6                       38,739.02                 0                 0                 0                 0                 0
       7                       42,468.82                 0                 0                 0                 0                 0
       8                       43,128.00                 0                 0                 0                 0                 0
       9                       40,350.62                 0                 0                 0                 0                 0
      10                       46,259.10                 0                 0                 0                 0                 0
      11                       46,185.01                 0                 0                 0                 0                 0
      12                       48,912.50                 0                 0                 0                 0                 0
      13                       48,528.27                 0                 0                 0                 0                 0
      14                       51,340.99                 0                 0                 0                 0                 0
      15                       52,310.25                 0                 0                 0                 0                 0
      16                       51,530.74                 0                 0                 0                 0                 0
      17                       54,185.59                 0                 0                 0                 0                 0
      18                       53,283.10                 0                 0                 0                 0                 0
      19                       56,437.00                 0                 0                 0                 0                 0
      20                       56,769.26                 0                 0                 0                 0                 0
      21                       51,985.65                 0                 0                 0                 0                 0
      22                       58,410.72                 0                 0                 0                 0                 0
      23                       57,242.31                 0                 0                 0                 0                 0
      24                       59,666.19                 0                 0                 0                 0                 0
      25                       58,253.67                 0                 0                 0                 0                 0
      26                       60,649.58                 0                 0                 0                 0                 0
      27                       60,951.24                 0                 0                 0                 0                 0
      28                       59,277.17                 0                 0                 0                 0                 0
      29                       61,569.05                 0                 0                 0                 0                 0
      30                       59,896.61                 0                 0                 0                 0                 0
      31                       62,244.24                 0                 0                 0                 0                 0
      32                       62,591.47                 0                 0                 0                 0                 0
      33                       56,833.66                 0                 0                 0                 0                 0
      34                       63,300.82                 0                 0                 0                 0                 0
      35                       61,611.02                 0                 0                 0                 0                 0
      36                       64,036.29                 0                 0                 0                 0                 0
      37                       62,424.65                 0                 0                 0                 0                 0
      38                       64,959.03                 0                 0                 0                 0                 0
      39                       52,417.86                 0                 0                 0                 0                 0
      40                       41,375.67                 0                 0                 0                 0                 0
      41                       41,767.12                 0                 0                 0                 0                 0
      42                       39,466.96                 0                 0                 0                 0                 0
      43                       39,809.21                 0                 0                 0                 0                 0
      44                       38,842.80                 0                 0                 0                 0                 0
      45                       35,430.65                 0                 0                 0                 0                 0
      46                       36,922.12                 0                 0                 0                 0                 0
      47                       34,814.87                 0                 0                 0                 0                 0
      48                       35,051.10                 0                 0                 0                 0                 0
      49                       33,073.86                 0                 0                 0                 0                 0
      50                       33,351.95                 0                 0                 0                 0                 0
      51                       32,544.57                 0                 0                 0                 0                 0
      52                       30,711.92                 0                 0                 0                 0                 0
      53                       30,944.78                 0                 0                 0                 0                 0
      54                       29,192.60                 0                 0                 0                 0                 0
      55                       29,394.48                 0                 0                 0                 0                 0
      56                       28,635.27                 0                 0                 0                 0                 0
      57                       25,192.07                 0                 0                 0                 0                 0
      58                       27,153.26                 0                 0                 0                 0                 0
      59                       25,578.88                 0                 0                 0                 0                 0
      60                       25,728.01                 0                 0                 0                 0                 0
      61                       24,251.98                 0                 0                 0                 0                 0
      62                       24,424.34                 0                 0                 0                 0                 0
      63                       23,797.87                 0                 0                 0                 0                 0
      64                       22,430.60                 0                 0                 0                 0                 0
      65                       22,576.25                 0                 0                 0                 0                 0
      66                       21,264.46                 0                 0                 0                 0                 0
      67                       21,384.44                 0                 0                 0                 0                 0
      68                       20,803.58                 0                 0                 0                 0                 0
      69                       18,279.30                 0                 0                 0                 0                 0
      70                       19,679.23                 0                 0                 0                 0                 0
      71                       18,514.57                 0                 0                 0                 0                 0
      72                       18,597.11                 0                 0                 0                 0                 0
      73                       17,509.29                 0                 0                 0                 0                 0
      74                       17,615.63                 0                 0                 0                 0                 0
      75                       17,134.17                 0                 0                 0                 0                 0
      76                       16,129.93                 0                 0                 0                 0                 0
      77                       16,212.08                 0                 0                 0                 0                 0
      78                       15,252.59                 0                 0                 0                 0                 0
      79                       15,319.79                 0                 0                 0                 0                 0
      80                       16,661.76                 0                 0            155.26                 0            155.26
      81                       14,616.50                 0                 0                 0                 0                 0
      82                       15,719.20                 0                 0            174.39                 0            174.39
      83                       14,773.29                 0                 0                 0                 0                 0
      84                       14,815.93                 0                 0            178.47                 0            178.47
      85                       13,925.84                 0                 0                 0                 0                 0
      86                       13,980.72                 0                 0            199.27                 0            199.27
      87                       13,576.93                 0                 0            205.13                 0            205.13
      88                       12,762.15                 0                 0                 0                 0                 0
      89                       12,809.46                 0                 0            221.95                 0            221.95
      90                       12,039.09                 0                 0                 0                 0                 0
      91                       12,084.89                 0                 0            237.17                 0            237.17
      92                       11,734.18                 0                 0            240.46                 0            240.46
      93                       10,659.97                 0                 0                 0                 0                 0
      94                       11,068.98                 0                 0            252.89                 0            252.89
      95                       10,400.10                 0                 0                 0                 0                 0
      96                       10,436.21                 0                 0            259.18                 0            259.18
      97                        9,810.89                 0                 0                 0                 0                 0
      98                        9,844.86                 0                 0            270.47                 0            270.47
      99                        9,561.61                 0                 0            275.51                 0            275.51
     100                        8,985.04                 0                 0                 0                 0                 0
     101                        9,013.54                 0                 0            279.22                 0            279.22
     102                        8,467.41                 0                 0                 0                 0                 0
     103                        8,297.19                 0                 0            272.47                 0            272.47
     104                        4,512.35                 0                 0            104.34                 0            104.34
     105                        3,279.81                 0                 0                 0                 0                 0
     106                        2,775.90                 0                 0              67.7                 0              67.7
     107                        1,880.54                 0                 0                 0                 0                 0
     108                        1,134.59                 0                 0             28.58                 0             28.58





                                                  Effective
Period                            Coupon            Coupon
Total

       0                               0                 0
       1                         3.24144           3.24144
       2                         3.46453           3.46453
       3                         3.81361           3.81361
       4                         3.93934           3.93934
       5                         4.10062           4.10062
       6                         4.27701           4.27701
       7                         4.53755           4.53755
       8                         4.60798           4.60798
       9                         4.77315           4.77315
      10                         4.94252           4.94252
      11                         5.09909           5.09909
      12                         5.22602           5.22602
      13                          5.3578           5.3578
      14                         5.48549           5.48549
      15                         5.58905           5.58905
      16                         5.68929           5.68929
      17                         5.78942           5.78942
      18                         5.88276           5.88276
      19                         6.02997           6.02997
      20                         6.06547           6.06547
      21                         6.14948           6.14948
      22                         6.24085           6.24085
      23                         6.31988           6.31988
      24                         6.37499           6.37499
      25                         6.43154           6.43154
      26                         6.48006           6.48006
      27                         6.51229           6.51229
      28                         6.54454           6.54454
      29                          6.5783           6.5783
      30                         6.61293           6.61293
      31                         6.65044           6.65044
      32                         6.68754           6.68754
      33                         6.72296           6.72296
      34                         6.76333           6.76333
      35                         6.80221           6.80221
      36                         6.84191           6.84191
      37                         6.89204           6.89204
      38                          6.9405           6.9405
      39                          6.9871           6.9871
      40                         7.03166           7.03166
      41                         7.07226           7.07226
      42                         7.10979           7.10979
      43                          7.1455           7.1455
      44                          7.1785           7.1785
      45                         7.20689           7.20689
      46                         7.23405           7.23405
      47                         7.25768           7.25768
      48                         7.28115           7.28115
      49                         7.31034           7.31034
      50                         7.34608           7.34608
      51                         7.38148           7.38148
      52                         7.41227           7.41227
      53                         7.44284           7.44284
      54                         7.47172           7.47172
      55                         7.49787           7.49787
      56                         7.52224           7.52224
      57                         7.54564           7.54564
      58                         7.56558           7.56558
      59                         7.58478           7.58478
      60                         7.60392           7.60392
      61                         7.62849           7.62849
      62                         7.65778           7.65778
      63                         7.68523           7.68523
      64                          7.7099           7.7099
      65                         7.73531           7.73531
      66                         7.75513           7.75513
      67                         7.77447           7.77447
      68                         7.79112           7.79112
      69                         7.80772           7.80772
      70                          7.8213           7.8213
      71                         7.83331           7.83331
      72                         7.84455           7.84455
      73                         7.86274           7.86274
      74                         7.88708           7.88708
      75                         7.90398           7.90398
      76                         7.92194           7.92194
      77                         7.93935           7.93935
      78                         7.95297           7.95297
      79                         7.96543           7.96543
      80                         8.92689           8.92689
      81                         8.93432           8.93432
      82                         8.94319           8.94319
      83                         8.95034           8.95034
      84                         8.95207           8.95207
      85                          8.9607           8.9607
      86                         8.97239           8.97239
      87                         8.98032           8.98032
      88                         8.99041           8.99041
      89                         9.00087           9.00087
      90                         9.01032           9.01032
      91                         9.02225           9.02225
      92                         9.03037           9.03037
      93                         9.03997           9.03997
      94                         9.05241           9.05241
      95                         9.06063           9.06063
      96                         9.07115           9.07115
      97                         9.08495           9.08495
      98                         9.09605           9.09605
      99                         9.10876           9.10876
     100                         9.11989           9.11989
     101                         9.12939           9.12939
     102                         9.13841           9.13841
     103                         9.14725           9.14725
     104                         9.15476           9.15476
     105                         9.15942           9.15942
     106                         9.16718           9.16718
     107                         9.17029           9.17029
     108                         9.17534           9.17534

GSA04SE22 - CF - 2 - A2 - 28 CPR Call (Y)


28 CPR
Call (Y)
LIBOR_1MO=1.34144 . . .

                                                                                                                          Interest
Period       Date          Principal         Interest         Cash Flow          Balance        Accrued Interest         Shortfall
Total                      77,480,000.00     22,908,924.23    100,388,924.23                       22,908,924.23

       0     29-Jun-04                 0                 0                 0     77,480,000.00                 0                 0
       1     25-Jul-04                 0        103,042.89        103,042.89     77,480,000.00        103,042.89                 0
       2     25-Aug-04                 0        137,743.15        137,743.15     77,480,000.00        137,743.15                 0
       3     25-Sep-04                 0        161,033.38        161,033.38     77,480,000.00        161,033.38                 0
       4     25-Oct-04                 0        163,956.72        163,956.72     77,480,000.00        163,956.72                 0
       5     25-Nov-04                 0        180,182.37        180,182.37     77,480,000.00        180,182.37                 0
       6     25-Dec-04                 0        185,758.95        185,758.95     77,480,000.00        185,758.95                 0
       7     25-Jan-05                 0        209,333.85        209,333.85     77,480,000.00        209,333.85                 0
       8     25-Feb-05                 0        214,032.86        214,032.86     77,480,000.00        214,032.86                 0
       9     25-Mar-05                 0        203,273.51        203,273.51     77,480,000.00        203,273.51                 0
      10     25-Apr-05                 0        236,353.00        236,353.00     77,480,000.00        236,353.00                 0
      11     25-May-05                 0        238,837.91        238,837.91     77,480,000.00        238,837.91                 0
      12     25-Jun-05                 0        255,267.80        255,267.80     77,480,000.00        255,267.80                 0
      13     25-Jul-05                 0        255,541.95        255,541.95     77,480,000.00        255,541.95                 0
      14     25-Aug-05                 0        272,579.35        272,579.35     77,480,000.00        272,579.35                 0
      15     25-Sep-05                 0        279,488.76        279,488.76     77,480,000.00        279,488.76                 0
      16     25-Oct-05                 0        276,945.16        276,945.16     77,480,000.00        276,945.16                 0
      17     25-Nov-05                 0        292,857.23        292,857.23     77,480,000.00        292,857.23                 0
      18     25-Dec-05                 0        289,436.87        289,436.87     77,480,000.00        289,436.87                 0
      19     25-Jan-06                 0        308,906.45        308,906.45     77,480,000.00        308,906.45                 0
      20     25-Feb-06                 0        311,274.97        311,274.97     77,480,000.00        311,274.97                 0
      21     25-Mar-06                 0        286,214.22        286,214.22     77,480,000.00        286,214.22                 0
      22     25-Apr-06                 0        322,976.13        322,976.13     77,480,000.00        322,976.13                 0
      23     25-May-06                 0        317,660.25        317,660.25     77,480,000.00        317,660.25                 0
      24     25-Jun-06                 0        331,925.81        331,925.81     77,480,000.00        331,925.81                 0
      25     25-Jul-06                 0        324,869.77        324,869.77     77,480,000.00        324,869.77                 0
      26     25-Aug-06                 0        338,935.96        338,935.96     77,480,000.00        338,935.96                 0
      27     25-Sep-06                 0        341,086.31        341,086.31     77,480,000.00        341,086.31                 0
      28     25-Oct-06                 0        332,165.80        332,165.80     77,480,000.00        332,165.80                 0
      29     25-Nov-06                 0        345,490.42        345,490.42     77,480,000.00        345,490.42                 0
      30     25-Dec-06                 0        336,581.51        336,581.51     77,480,000.00        336,581.51                 0
      31     25-Jan-07                 0        350,303.52        350,303.52     77,480,000.00        350,303.52                 0
      32     25-Feb-07                 0        352,778.79        352,778.79     77,480,000.00        352,778.79                 0
      33     25-Mar-07                 0        320,773.40        320,773.40     77,480,000.00        320,773.40                 0
      34     25-Apr-07                 0        357,835.42        357,835.42     77,480,000.00        357,835.42                 0
      35     25-May-07                 0        348,802.69        348,802.69     77,480,000.00        348,802.69                 0
      36     25-Jun-07      4,846,713.27        363,078.19      5,209,791.46     72,633,286.73        363,078.19                 0
      37     25-Jul-07                 0        332,420.76        332,420.76     72,633,286.73        332,420.76                 0
      38     25-Aug-07                 0        346,532.40        346,532.40     72,633,286.73        346,532.40                 0
      39     25-Sep-07                 0        349,447.01        349,447.01     72,633,286.73        349,447.01                 0
      40     25-Oct-07                 0        340,871.65        340,871.65     72,633,286.73        340,871.65                 0
      41     25-Nov-07                 0        354,773.37        354,773.37     72,633,286.73        354,773.37                 0
      42     25-Dec-07                 0        345,600.68        345,600.68     72,633,286.73        345,600.68                 0
      43     25-Jan-08                 0        359,354.19        359,354.19     72,633,286.73        359,354.19                 0
      44     25-Feb-08                 0        361,418.19        361,418.19     72,633,286.73        361,418.19                 0
      45     25-Mar-08                 0        339,761.99        339,761.99     72,633,286.73        339,761.99                 0
      46     25-Apr-08                 0        364,892.58        364,892.58     72,633,286.73        364,892.58                 0
      47     25-May-08                 0        354,552.13        354,552.13     72,633,286.73        354,552.13                 0
      48     25-Jun-08                 0        367,838.47        367,838.47     72,633,286.73        367,838.47                 0
      49     25-Jul-08                 0        357,739.52        357,739.52     72,633,286.73        357,739.52                 0
      50     25-Aug-08                 0        371,899.54        371,899.54     72,633,286.73        371,899.54                 0
      51     25-Sep-08                 0        374,113.64        374,113.64     72,633,286.73        374,113.64                 0
      52     25-Oct-08        209,564.49        363,909.11        573,473.60     72,423,722.24        363,909.11                 0
      53     25-Nov-08      2,096,291.32        376,860.94      2,473,152.26     70,327,430.92        376,860.94                 0
      54     25-Dec-08      2,036,989.86        355,840.39      2,392,830.25     68,290,441.06        355,840.39                 0
      55     25-Jan-09      1,979,341.44        358,589.26      2,337,930.69     66,311,099.62        358,589.26                 0
      56     25-Feb-09      1,923,300.42        349,587.40      2,272,887.82     64,387,799.20        349,587.40                 0
      57     25-Mar-09      1,868,822.42        307,769.96      2,176,592.38     62,518,976.77        307,769.96                 0
      58     25-Apr-09      1,815,864.29        331,928.84      2,147,793.14     60,703,112.48        331,928.84                 0
      59     25-May-09      1,764,384.05        312,862.83      2,077,246.88     58,938,728.44        312,862.83                 0
      60     25-Jun-09      1,714,340.86        314,866.27      2,029,207.13     57,224,387.58        314,866.27                 0
      61     25-Jul-09      1,665,695.02        297,017.94      1,962,712.96     55,558,692.56        297,017.94                 0
      62     25-Aug-09      1,618,407.92        299,386.01      1,917,793.93     53,940,284.65        299,386.01                 0
      63     25-Sep-09      1,572,441.99        291,940.00      1,864,381.99     52,367,842.65        291,940.00                 0
      64     25-Oct-09      1,527,760.72        275,363.21      1,803,123.93     50,840,081.94        275,363.21                 0
      65     25-Nov-09      1,484,328.57        277,353.28      1,761,681.85     49,355,753.37        277,353.28                 0
      66     25-Dec-09      1,442,111.00        261,385.19      1,703,496.20     47,913,642.36        261,385.19                 0
      67     25-Jan-10      1,401,074.42        263,004.07      1,664,078.48     46,512,567.94        263,004.07                 0
      68     25-Feb-10      1,361,186.13        255,980.26      1,617,166.40     45,151,381.81        255,980.26                 0
      69     25-Mar-10      1,322,414.37        225,024.65      1,547,439.02     43,828,967.44        225,024.65                 0
      70     25-Apr-10      1,284,728.22        242,350.21      1,527,078.43     42,544,239.22        242,350.21                 0
      71     25-May-10      1,248,097.64        228,083.57      1,476,181.20     41,296,141.58        228,083.57                 0
      72     25-Jun-10      1,212,493.38        229,171.85      1,441,665.23     40,083,648.20        229,171.85                 0
      73     25-Jul-10      1,177,887.02        215,875.16      1,393,762.18     38,905,761.18        215,875.16                 0
      74     25-Aug-10      1,144,250.91        217,331.34      1,361,582.26     37,761,510.27        217,331.34                 0
      75     25-Sep-10      1,111,558.17        211,488.98      1,323,047.15     36,649,952.10        211,488.98                 0
      76     25-Oct-10      1,079,782.65        199,190.66      1,278,973.31     35,570,169.45        199,190.66                 0
      77     25-Nov-10      1,048,898.92        200,299.43      1,249,198.35     34,521,270.53        200,299.43                 0
      78     25-Dec-10      1,018,882.25        188,514.04      1,207,396.29     33,502,388.29        188,514.04                 0
      79     25-Jan-11     33,502,388.29        189,407.92     33,691,796.21                 0        189,407.92                 0


                                                                                     Couponcap
                                                 Couponcap   Couponcap Accum         Shortfall                            Effective
Period          Accum Interest Shortfall         Shortfall         Shortfall           Payback            Coupon            Coupon
Total                                                    0                                   0

       0                               0                 0                 0                 0                 0                 0
       1                               0                 0                 0                 0           1.84144           1.84144
       2                               0                 0                 0                 0           2.06453           2.06453
       3                               0                 0                 0                 0           2.41361           2.41361
       4                               0                 0                 0                 0           2.53934           2.53934
       5                               0                 0                 0                 0           2.70062           2.70062
       6                               0                 0                 0                 0           2.87701           2.87701
       7                               0                 0                 0                 0           3.13755           3.13755
       8                               0                 0                 0                 0           3.20798           3.20798
       9                               0                 0                 0                 0           3.37315           3.37315
      10                               0                 0                 0                 0           3.54252           3.54252
      11                               0                 0                 0                 0           3.69909           3.69909
      12                               0                 0                 0                 0           3.82602           3.82602
      13                               0                 0                 0                 0            3.9578            3.9578
      14                               0                 0                 0                 0           4.08549           4.08549
      15                               0                 0                 0                 0           4.18905           4.18905
      16                               0                 0                 0                 0           4.28929           4.28929
      17                               0                 0                 0                 0           4.38942           4.38942
      18                               0                 0                 0                 0           4.48276           4.48276
      19                               0                 0                 0                 0           4.62997           4.62997
      20                               0                 0                 0                 0           4.66547           4.66547
      21                               0                 0                 0                 0           4.74948           4.74948
      22                               0                 0                 0                 0           4.84085           4.84085
      23                               0                 0                 0                 0           4.91988           4.91988
      24                               0                 0                 0                 0           4.97499           4.97499
      25                               0                 0                 0                 0           5.03154           5.03154
      26                               0                 0                 0                 0           5.08006           5.08006
      27                               0                 0                 0                 0           5.11229           5.11229
      28                               0                 0                 0                 0           5.14454           5.14454
      29                               0                 0                 0                 0            5.1783            5.1783
      30                               0                 0                 0                 0           5.21293           5.21293
      31                               0                 0                 0                 0           5.25044           5.25044
      32                               0                 0                 0                 0           5.28754           5.28754
      33                               0                 0                 0                 0           5.32296           5.32296
      34                               0                 0                 0                 0           5.36333           5.36333
      35                               0                 0                 0                 0           5.40221           5.40221
      36                               0                 0                 0                 0           5.44191           5.44191
      37                               0                 0                 0                 0           5.49204           5.49204
      38                               0                 0                 0                 0            5.5405            5.5405
      39                               0                 0                 0                 0            5.5871            5.5871
      40                               0                 0                 0                 0           5.63166           5.63166
      41                               0                 0                 0                 0           5.67226           5.67226
      42                               0                 0                 0                 0           5.70979           5.70979
      43                               0                 0                 0                 0            5.7455            5.7455
      44                               0                 0                 0                 0            5.7785            5.7785
      45                               0                 0                 0                 0           5.80689           5.80689
      46                               0                 0                 0                 0           5.83405           5.83405
      47                               0                 0                 0                 0           5.85768           5.85768
      48                               0                 0                 0                 0           5.88115           5.88115
      49                               0                 0                 0                 0           5.91034           5.91034
      50                               0                 0                 0                 0           5.94608           5.94608
      51                               0                 0                 0                 0           5.98148           5.98148
      52                               0                 0                 0                 0           6.01227           6.01227
      53                               0                 0                 0                 0           6.04284           6.04284
      54                               0                 0                 0                 0           6.07172           6.07172
      55                               0                 0                 0                 0           6.09787           6.09787
      56                               0                 0                 0                 0           6.12224           6.12224
      57                               0                 0                 0                 0           6.14564           6.14564
      58                               0                 0                 0                 0           6.16558           6.16558
      59                               0                 0                 0                 0           6.18478           6.18478
      60                               0                 0                 0                 0           6.20392           6.20392
      61                               0                 0                 0                 0           6.22849           6.22849
      62                               0                 0                 0                 0           6.25778           6.25778
      63                               0                 0                 0                 0           6.28523           6.28523
      64                               0                 0                 0                 0            6.3099            6.3099
      65                               0                 0                 0                 0           6.33531           6.33531
      66                               0                 0                 0                 0           6.35513           6.35513
      67                               0                 0                 0                 0           6.37447           6.37447
      68                               0                 0                 0                 0           6.39112           6.39112
      69                               0                 0                 0                 0           6.40772           6.40772
      70                               0                 0                 0                 0            6.4213            6.4213
      71                               0                 0                 0                 0           6.43331           6.43331
      72                               0                 0                 0                 0           6.44455           6.44455
      73                               0                 0                 0                 0           6.46274           6.46274
      74                               0                 0                 0                 0           6.48708           6.48708
      75                               0                 0                 0                 0           6.50398           6.50398
      76                               0                 0                 0                 0           6.52194           6.52194
      77                               0                 0                 0                 0           6.53935           6.53935
      78                               0                 0                 0                 0           6.55297           6.55297
      79                               0                 0                 0                 0           6.56543           6.56543

GSA04SE22 - CF - 2 - M4 - 28 CPR Call (Y)


28 CPR
Call (Y)
LIBOR_1MO=1.34144 . . .

Period       Date            Principal            Interest           Cash Flow                 Balance         Sched Princ
Total                        10,869,000.00        3,102,532.81       13,971,532.81                                       0

       0     29-Jun-04                   0                   0                   0       10,869,000.00                   0
       1     25-Jul-04                   0           25,444.76           25,444.76       10,869,000.00                   0
       2     25-Aug-04                   0           32,425.98           32,425.98       10,869,000.00                   0
       3     25-Sep-04                   0           35,693.16           35,693.16       10,869,000.00                   0
       4     25-Oct-04                   0           35,680.57           35,680.57       10,869,000.00                   0
       5     25-Nov-04                   0           38,379.41           38,379.41       10,869,000.00                   0
       6     25-Dec-04                   0           38,739.02           38,739.02       10,869,000.00                   0
       7     25-Jan-05                   0           42,468.82           42,468.82       10,869,000.00                   0
       8     25-Feb-05                   0           43,128.00           43,128.00       10,869,000.00                   0
       9     25-Mar-05                   0           40,350.62           40,350.62       10,869,000.00                   0
      10     25-Apr-05                   0           46,259.10           46,259.10       10,869,000.00                   0
      11     25-May-05                   0           46,185.01           46,185.01       10,869,000.00                   0
      12     25-Jun-05                   0           48,912.50           48,912.50       10,869,000.00                   0
      13     25-Jul-05                   0           48,528.27           48,528.27       10,869,000.00                   0
      14     25-Aug-05                   0           51,340.99           51,340.99       10,869,000.00                   0
      15     25-Sep-05                   0           52,310.25           52,310.25       10,869,000.00                   0
      16     25-Oct-05                   0           51,530.74           51,530.74       10,869,000.00                   0
      17     25-Nov-05                   0           54,185.59           54,185.59       10,869,000.00                   0
      18     25-Dec-05                   0           53,283.10           53,283.10       10,869,000.00                   0
      19     25-Jan-06                   0           56,437.00           56,437.00       10,869,000.00                   0
      20     25-Feb-06                   0           56,769.26           56,769.26       10,869,000.00                   0
      21     25-Mar-06                   0           51,985.65           51,985.65       10,869,000.00                   0
      22     25-Apr-06                   0           58,410.72           58,410.72       10,869,000.00                   0
      23     25-May-06                   0           57,242.31           57,242.31       10,869,000.00                   0
      24     25-Jun-06                   0           59,666.19           59,666.19       10,869,000.00                   0
      25     25-Jul-06                   0           58,253.67           58,253.67       10,869,000.00                   0
      26     25-Aug-06                   0           60,649.58           60,649.58       10,869,000.00                   0
      27     25-Sep-06                   0           60,951.24           60,951.24       10,869,000.00                   0
      28     25-Oct-06                   0           59,277.17           59,277.17       10,869,000.00                   0
      29     25-Nov-06                   0           61,569.05           61,569.05       10,869,000.00                   0
      30     25-Dec-06                   0           59,896.61           59,896.61       10,869,000.00                   0
      31     25-Jan-07                   0           62,244.24           62,244.24       10,869,000.00                   0
      32     25-Feb-07                   0           62,591.47           62,591.47       10,869,000.00                   0
      33     25-Mar-07                   0           56,833.66           56,833.66       10,869,000.00                   0
      34     25-Apr-07                   0           63,300.82           63,300.82       10,869,000.00                   0
      35     25-May-07                   0           61,611.02           61,611.02       10,869,000.00                   0
      36     25-Jun-07                   0           64,036.29           64,036.29       10,869,000.00                   0
      37     25-Jul-07                   0           62,424.65           62,424.65       10,869,000.00                   0
      38     25-Aug-07        2,156,894.27           64,959.03        2,221,853.30        8,712,105.73                   0
      39     25-Sep-07        1,651,069.23           52,417.86        1,703,487.09        7,061,036.50                   0
      40     25-Oct-07          202,727.04           41,375.67          244,102.71        6,858,309.46                   0
      41     25-Nov-07          197,021.64           41,767.12          238,788.75        6,661,287.83                   0
      42     25-Dec-07          191,474.73           39,466.96          230,941.70        6,469,813.09                   0
      43     25-Jan-08          186,081.97           39,809.21          225,891.18        6,283,731.12                   0
      44     25-Feb-08          180,839.09           38,842.80          219,681.89        6,102,892.03                   0
      45     25-Mar-08          175,741.97           35,430.65          211,172.62        5,927,150.06                   0
      46     25-Apr-08          170,786.59           36,922.12          207,708.71        5,756,363.47                   0
      47     25-May-08          165,969.05           34,814.87          200,783.93        5,590,394.42                   0
      48     25-Jun-08          161,285.55           35,051.10          196,336.65        5,429,108.86                   0
      49     25-Jul-08          156,732.39           33,073.86          189,806.25        5,272,376.47                   0
      50     25-Aug-08          152,305.98           33,351.95          185,657.93        5,120,070.49                   0
      51     25-Sep-08          148,002.82           32,544.57          180,547.40        4,972,067.66                   0
      52     25-Oct-08          143,819.52           30,711.92          174,531.44        4,828,248.15                   0
      53     25-Nov-08          139,752.75           30,944.78          170,697.54        4,688,495.39                   0
      54     25-Dec-08          135,799.32           29,192.60          164,991.93        4,552,696.07                   0
      55     25-Jan-09          131,956.10           29,394.48          161,350.57        4,420,739.97                   0
      56     25-Feb-09          128,220.03           28,635.27          156,855.30        4,292,519.95                   0
      57     25-Mar-09          124,588.16           25,192.07          149,780.24        4,167,931.78                   0
      58     25-Apr-09          121,057.62           27,153.26          148,210.88        4,046,874.17                   0
      59     25-May-09          117,625.60           25,578.88          143,204.48        3,929,248.56                   0
      60     25-Jun-09          114,289.39           25,728.01          140,017.40        3,814,959.17                   0
      61     25-Jul-09          111,046.33           24,251.98          135,298.32        3,703,912.84                   0
      62     25-Aug-09          107,893.86           24,424.34          132,318.20        3,596,018.98                   0
      63     25-Sep-09          104,829.47           23,797.87          128,627.33        3,491,189.51                   0
      64     25-Oct-09          101,850.71           22,430.60          124,281.32        3,389,338.80                   0
      65     25-Nov-09           98,955.24           22,576.25          121,531.49        3,290,383.56                   0
      66     25-Dec-09           96,140.73           21,264.46          117,405.19        3,194,242.82                   0
      67     25-Jan-10           93,404.96           21,384.44          114,789.40        3,100,837.86                   0
      68     25-Feb-10           90,745.74           20,803.58          111,549.33        3,010,092.12                   0
      69     25-Mar-10           88,160.96           18,279.30          106,440.26        2,921,931.16                   0
      70     25-Apr-10           85,648.55           19,679.23          105,327.78        2,836,282.61                   0
      71     25-May-10           83,206.51           18,514.57          101,721.08        2,753,076.11                   0
      72     25-Jun-10           80,832.89           18,597.11           99,430.00        2,672,243.21                   0
      73     25-Jul-10           78,525.80           17,509.29           96,035.10        2,593,717.41                   0
      74     25-Aug-10           76,283.39           17,615.63           93,899.02        2,517,434.02                   0
      75     25-Sep-10           74,103.88           17,134.17           91,238.05        2,443,330.14                   0
      76     25-Oct-10           71,985.51           16,129.93           88,115.44        2,371,344.63                   0
      77     25-Nov-10           69,926.59           16,212.08           86,138.68        2,301,418.04                   0
      78     25-Dec-10           67,925.48           15,252.59           83,178.07        2,233,492.55                   0
      79     25-Jan-11        2,233,492.55           15,319.79        2,248,812.35                   0                   0


                                                                                                 Accum           Couponcap
Period                       Unsched Princ    Accrued Interest  Interest Shortfall  Interest Shortfall           Shortfall
Total                        10,869,000.00        3,102,532.81                   0                                       0
       0                                 0                   0                   0                   0                   0
       1                                 0           25,444.76                   0                   0                   0
       2                                 0           32,425.98                   0                   0                   0
       3                                 0           35,693.16                   0                   0                   0
       4                                 0           35,680.57                   0                   0                   0
       5                                 0           38,379.41                   0                   0                   0
       6                                 0           38,739.02                   0                   0                   0
       7                                 0           42,468.82                   0                   0                   0
       8                                 0           43,128.00                   0                   0                   0
       9                                 0           40,350.62                   0                   0                   0
      10                                 0           46,259.10                   0                   0                   0
      11                                 0           46,185.01                   0                   0                   0
      12                                 0           48,912.50                   0                   0                   0
      13                                 0           48,528.27                   0                   0                   0
      14                                 0           51,340.99                   0                   0                   0
      15                                 0           52,310.25                   0                   0                   0
      16                                 0           51,530.74                   0                   0                   0
      17                                 0           54,185.59                   0                   0                   0
      18                                 0           53,283.10                   0                   0                   0
      19                                 0           56,437.00                   0                   0                   0
      20                                 0           56,769.26                   0                   0                   0
      21                                 0           51,985.65                   0                   0                   0
      22                                 0           58,410.72                   0                   0                   0
      23                                 0           57,242.31                   0                   0                   0
      24                                 0           59,666.19                   0                   0                   0
      25                                 0           58,253.67                   0                   0                   0
      26                                 0           60,649.58                   0                   0                   0
      27                                 0           60,951.24                   0                   0                   0
      28                                 0           59,277.17                   0                   0                   0
      29                                 0           61,569.05                   0                   0                   0
      30                                 0           59,896.61                   0                   0                   0
      31                                 0           62,244.24                   0                   0                   0
      32                                 0           62,591.47                   0                   0                   0
      33                                 0           56,833.66                   0                   0                   0
      34                                 0           63,300.82                   0                   0                   0
      35                                 0           61,611.02                   0                   0                   0
      36                                 0           64,036.29                   0                   0                   0
      37                                 0           62,424.65                   0                   0                   0
      38                      2,156,894.27           64,959.03                   0                   0                   0
      39                      1,651,069.23           52,417.86                   0                   0                   0
      40                        202,727.04           41,375.67                   0                   0                   0
      41                        197,021.64           41,767.12                   0                   0                   0
      42                        191,474.73           39,466.96                   0                   0                   0
      43                        186,081.97           39,809.21                   0                   0                   0
      44                        180,839.09           38,842.80                   0                   0                   0
      45                        175,741.97           35,430.65                   0                   0                   0
      46                        170,786.59           36,922.12                   0                   0                   0
      47                        165,969.05           34,814.87                   0                   0                   0
      48                        161,285.55           35,051.10                   0                   0                   0
      49                        156,732.39           33,073.86                   0                   0                   0
      50                        152,305.98           33,351.95                   0                   0                   0
      51                        148,002.82           32,544.57                   0                   0                   0
      52                        143,819.52           30,711.92                   0                   0                   0
      53                        139,752.75           30,944.78                   0                   0                   0
      54                        135,799.32           29,192.60                   0                   0                   0
      55                        131,956.10           29,394.48                   0                   0                   0
      56                        128,220.03           28,635.27                   0                   0                   0
      57                        124,588.16           25,192.07                   0                   0                   0
      58                        121,057.62           27,153.26                   0                   0                   0
      59                        117,625.60           25,578.88                   0                   0                   0
      60                        114,289.39           25,728.01                   0                   0                   0
      61                        111,046.33           24,251.98                   0                   0                   0
      62                        107,893.86           24,424.34                   0                   0                   0
      63                        104,829.47           23,797.87                   0                   0                   0
      64                        101,850.71           22,430.60                   0                   0                   0
      65                         98,955.24           22,576.25                   0                   0                   0
      66                         96,140.73           21,264.46                   0                   0                   0
      67                         93,404.96           21,384.44                   0                   0                   0
      68                         90,745.74           20,803.58                   0                   0                   0
      69                         88,160.96           18,279.30                   0                   0                   0
      70                         85,648.55           19,679.23                   0                   0                   0
      71                         83,206.51           18,514.57                   0                   0                   0
      72                         80,832.89           18,597.11                   0                   0                   0
      73                         78,525.80           17,509.29                   0                   0                   0
      74                         76,283.39           17,615.63                   0                   0                   0
      75                         74,103.88           17,134.17                   0                   0                   0
      76                         71,985.51           16,129.93                   0                   0                   0
      77                         69,926.59           16,212.08                   0                   0                   0
      78                         67,925.48           15,252.59                   0                   0                   0
      79                      2,233,492.55           15,319.79                   0                   0                   0


                                                     Couponcap
Period           Couponcap Accum Shortfall   Shortfall Payback              Coupon    Effective Coupon
Total                                                        0

       0                                 0                   0                   0                   0
       1                                 0                   0             3.24144             3.24144
       2                                 0                   0             3.46453             3.46453
       3                                 0                   0             3.81361             3.81361
       4                                 0                   0             3.93934             3.93934
       5                                 0                   0             4.10062             4.10062
       6                                 0                   0             4.27701             4.27701
       7                                 0                   0             4.53755             4.53755
       8                                 0                   0             4.60798             4.60798
       9                                 0                   0             4.77315             4.77315
      10                                 0                   0             4.94252             4.94252
      11                                 0                   0             5.09909             5.09909
      12                                 0                   0             5.22602             5.22602
      13                                 0                   0              5.3578              5.3578
      14                                 0                   0             5.48549             5.48549
      15                                 0                   0             5.58905             5.58905
      16                                 0                   0             5.68929             5.68929
      17                                 0                   0             5.78942             5.78942
      18                                 0                   0             5.88276             5.88276
      19                                 0                   0             6.02997             6.02997
      20                                 0                   0             6.06547             6.06547
      21                                 0                   0             6.14948             6.14948
      22                                 0                   0             6.24085             6.24085
      23                                 0                   0             6.31988             6.31988
      24                                 0                   0             6.37499             6.37499
      25                                 0                   0             6.43154             6.43154
      26                                 0                   0             6.48006             6.48006
      27                                 0                   0             6.51229             6.51229
      28                                 0                   0             6.54454             6.54454
      29                                 0                   0              6.5783              6.5783
      30                                 0                   0             6.61293             6.61293
      31                                 0                   0             6.65044             6.65044
      32                                 0                   0             6.68754             6.68754
      33                                 0                   0             6.72296             6.72296
      34                                 0                   0             6.76333             6.76333
      35                                 0                   0             6.80221             6.80221
      36                                 0                   0             6.84191             6.84191
      37                                 0                   0             6.89204             6.89204
      38                                 0                   0              6.9405              6.9405
      39                                 0                   0              6.9871              6.9871
      40                                 0                   0             7.03166             7.03166
      41                                 0                   0             7.07226             7.07226
      42                                 0                   0             7.10979             7.10979
      43                                 0                   0              7.1455              7.1455
      44                                 0                   0              7.1785              7.1785
      45                                 0                   0             7.20689             7.20689
      46                                 0                   0             7.23405             7.23405
      47                                 0                   0             7.25768             7.25768
      48                                 0                   0             7.28115             7.28115
      49                                 0                   0             7.31034             7.31034
      50                                 0                   0             7.34608             7.34608
      51                                 0                   0             7.38148             7.38148
      52                                 0                   0             7.41227             7.41227
      53                                 0                   0             7.44284             7.44284
      54                                 0                   0             7.47172             7.47172
      55                                 0                   0             7.49787             7.49787
      56                                 0                   0             7.52224             7.52224
      57                                 0                   0             7.54564             7.54564
      58                                 0                   0             7.56558             7.56558
      59                                 0                   0             7.58478             7.58478
      60                                 0                   0             7.60392             7.60392
      61                                 0                   0             7.62849             7.62849
      62                                 0                   0             7.65778             7.65778
      63                                 0                   0             7.68523             7.68523
      64                                 0                   0              7.7099              7.7099
      65                                 0                   0             7.73531             7.73531
      66                                 0                   0             7.75513             7.75513
      67                                 0                   0             7.77447             7.77447
      68                                 0                   0             7.79112             7.79112
      69                                 0                   0             7.80772             7.80772
      70                                 0                   0              7.8213              7.8213
      71                                 0                   0             7.83331             7.83331
      72                                 0                   0             7.84455             7.84455
      73                                 0                   0             7.86274             7.86274
      74                                 0                   0             7.88708             7.88708
      75                                 0                   0             7.90398             7.90398
      76                                 0                   0             7.92194             7.92194
      77                                 0                   0             7.93935             7.93935
      78                                 0                   0             7.95297             7.95297
      79                                 0                   0             7.96543             7.96543

GSA04SE22 - CF - 3 - A2 - 20 CPR Call (N)


20 CPR
Call (N)
LIBOR_1MO=1.34144 . . .

                                                                                                                          Interest
Period       Date          Principal         Interest         Cash Flow          Balance        Accrued Interest         Shortfall
Total                      77,480,000.00     37,666,057.25    115,146,057.25                       37,666,057.25                 0

       0     29-Jun-04                 0                 0                 0     77,480,000.00                 0                 0
       1     25-Jul-04                 0        103,042.89        103,042.89     77,480,000.00        103,042.89                 0
       2     25-Aug-04                 0        137,743.15        137,743.15     77,480,000.00        137,743.15                 0
       3     25-Sep-04                 0        161,033.38        161,033.38     77,480,000.00        161,033.38                 0
       4     25-Oct-04                 0        163,956.72        163,956.72     77,480,000.00        163,956.72                 0
       5     25-Nov-04                 0        180,182.37        180,182.37     77,480,000.00        180,182.37                 0
       6     25-Dec-04                 0        185,758.95        185,758.95     77,480,000.00        185,758.95                 0
       7     25-Jan-05                 0        209,333.85        209,333.85     77,480,000.00        209,333.85                 0
       8     25-Feb-05                 0        214,032.86        214,032.86     77,480,000.00        214,032.86                 0
       9     25-Mar-05                 0        203,273.51        203,273.51     77,480,000.00        203,273.51                 0
      10     25-Apr-05                 0        236,353.00        236,353.00     77,480,000.00        236,353.00                 0
      11     25-May-05                 0        238,837.91        238,837.91     77,480,000.00        238,837.91                 0
      12     25-Jun-05                 0        255,267.80        255,267.80     77,480,000.00        255,267.80                 0
      13     25-Jul-05                 0        255,541.95        255,541.95     77,480,000.00        255,541.95                 0
      14     25-Aug-05                 0        272,579.35        272,579.35     77,480,000.00        272,579.35                 0
      15     25-Sep-05                 0        279,488.76        279,488.76     77,480,000.00        279,488.76                 0
      16     25-Oct-05                 0        276,945.16        276,945.16     77,480,000.00        276,945.16                 0
      17     25-Nov-05                 0        292,857.23        292,857.23     77,480,000.00        292,857.23                 0
      18     25-Dec-05                 0        289,436.87        289,436.87     77,480,000.00        289,436.87                 0
      19     25-Jan-06                 0        308,906.45        308,906.45     77,480,000.00        308,906.45                 0
      20     25-Feb-06                 0        311,274.97        311,274.97     77,480,000.00        311,274.97                 0
      21     25-Mar-06                 0        286,214.22        286,214.22     77,480,000.00        286,214.22                 0
      22     25-Apr-06                 0        322,976.13        322,976.13     77,480,000.00        322,976.13                 0
      23     25-May-06                 0        317,660.25        317,660.25     77,480,000.00        317,660.25                 0
      24     25-Jun-06                 0        331,925.81        331,925.81     77,480,000.00        331,925.81                 0
      25     25-Jul-06                 0        324,869.77        324,869.77     77,480,000.00        324,869.77                 0
      26     25-Aug-06                 0        338,935.96        338,935.96     77,480,000.00        338,935.96                 0
      27     25-Sep-06                 0        341,086.31        341,086.31     77,480,000.00        341,086.31                 0
      28     25-Oct-06                 0        332,165.80        332,165.80     77,480,000.00        332,165.80                 0
      29     25-Nov-06                 0        345,490.42        345,490.42     77,480,000.00        345,490.42                 0
      30     25-Dec-06                 0        336,581.51        336,581.51     77,480,000.00        336,581.51                 0
      31     25-Jan-07                 0        350,303.52        350,303.52     77,480,000.00        350,303.52                 0
      32     25-Feb-07                 0        352,778.79        352,778.79     77,480,000.00        352,778.79                 0
      33     25-Mar-07                 0        320,773.40        320,773.40     77,480,000.00        320,773.40                 0
      34     25-Apr-07                 0        357,835.42        357,835.42     77,480,000.00        357,835.42                 0
      35     25-May-07                 0        348,802.69        348,802.69     77,480,000.00        348,802.69                 0
      36     25-Jun-07                 0        363,078.19        363,078.19     77,480,000.00        363,078.19                 0
      37     25-Jul-07                 0        354,602.72        354,602.72     77,480,000.00        354,602.72                 0
      38     25-Aug-07                 0        369,656.00        369,656.00     77,480,000.00        369,656.00                 0
      39     25-Sep-07                 0        372,765.10        372,765.10     77,480,000.00        372,765.10                 0
      40     25-Oct-07                 0        363,617.51        363,617.51     77,480,000.00        363,617.51                 0
      41     25-Nov-07                 0        378,446.88        378,446.88     77,480,000.00        378,446.88                 0
      42     25-Dec-07                 0        368,662.11        368,662.11     77,480,000.00        368,662.11                 0
      43     25-Jan-08                 0        383,333.38        383,333.38     77,480,000.00        383,333.38                 0
      44     25-Feb-08                 0        385,535.10        385,535.10     77,480,000.00        385,535.10                 0
      45     25-Mar-08                 0        362,433.81        362,433.81     77,480,000.00        362,433.81                 0
      46     25-Apr-08                 0        389,241.33        389,241.33     77,480,000.00        389,241.33                 0
      47     25-May-08                 0        378,210.87        378,210.87     77,480,000.00        378,210.87                 0
      48     25-Jun-08                 0        392,383.79        392,383.79     77,480,000.00        392,383.79                 0
      49     25-Jul-08                 0        381,610.95        381,610.95     77,480,000.00        381,610.95                 0
      50     25-Aug-08                 0        396,715.85        396,715.85     77,480,000.00        396,715.85                 0
      51     25-Sep-08                 0        399,077.70        399,077.70     77,480,000.00        399,077.70                 0
      52     25-Oct-08                 0        388,192.23        388,192.23     77,480,000.00        388,192.23                 0
      53     25-Nov-08                 0        403,171.57        403,171.57     77,480,000.00        403,171.57                 0
      54     25-Dec-08                 0        392,030.72        392,030.72     77,480,000.00        392,030.72                 0
      55     25-Jan-09                 0        406,843.11        406,843.11     77,480,000.00        406,843.11                 0
      56     25-Feb-09                 0        408,469.05        408,469.05     77,480,000.00        408,469.05                 0
      57     25-Mar-09                 0        370,349.92        370,349.92     77,480,000.00        370,349.92                 0
      58     25-Apr-09                 0        411,360.65        411,360.65     77,480,000.00        411,360.65                 0
      59     25-May-09                 0        399,330.63        399,330.63     77,480,000.00        399,330.63                 0
      60     25-Jun-09                 0        413,918.65        413,918.65     77,480,000.00        413,918.65                 0
      61     25-Jul-09                 0        402,152.84        402,152.84     77,480,000.00        402,152.84                 0
      62     25-Aug-09                 0        417,512.13        417,512.13     77,480,000.00        417,512.13                 0
      63     25-Sep-09                 0        419,343.56        419,343.56     77,480,000.00        419,343.56                 0
      64     25-Oct-09                 0        407,409.21        407,409.21     77,480,000.00        407,409.21                 0
      65     25-Nov-09                 0        422,684.84        422,684.84     77,480,000.00        422,684.84                 0
      66     25-Dec-09                 0        410,329.56        410,329.56     77,480,000.00        410,329.56                 0
      67     25-Jan-10                 0        425,297.56        425,297.56     77,480,000.00        425,297.56                 0
      68     25-Feb-10                 0        426,408.43        426,408.43     77,480,000.00        426,408.43                 0
      69     25-Mar-10                 0        386,143.45        386,143.45     77,480,000.00        386,143.45                 0
      70     25-Apr-10                 0        428,422.00        428,422.00     77,480,000.00        428,422.00                 0
      71     25-May-10        453,299.43        415,377.38        868,676.81     77,026,700.57        415,377.38                 0
      72     25-Jun-10      1,602,244.79        427,457.64      2,029,702.43     75,424,455.78        427,457.64                 0
      73     25-Jul-10      1,570,802.33        406,207.21      1,977,009.53     73,853,653.45        406,207.21                 0
      74     25-Aug-10      1,539,959.42        412,553.65      1,952,513.06     72,313,694.04        412,553.65                 0
      75     25-Sep-10      1,509,704.80        405,003.65      1,914,708.45     70,803,989.24        405,003.65                 0
      76     25-Oct-10      1,480,027.43        384,816.14      1,864,843.57     69,323,961.81        384,816.14                 0
      77     25-Nov-10      1,450,916.46        390,370.64      1,841,287.10     67,873,045.35        390,370.64                 0
      78     25-Dec-10      1,422,361.24        370,641.69      1,793,002.93     66,450,684.11        370,641.69                 0
      79     25-Jan-11      1,394,351.34        375,683.24      1,770,034.58     65,056,332.78        375,683.24                 0
      80     25-Feb-11      1,366,876.49        368,442.19      1,735,318.68     63,689,456.28        368,442.19                 0
      81     25-Mar-11      1,339,926.65        326,162.48      1,666,089.14     62,349,529.63        326,162.48                 0
      82     25-Apr-11      1,313,491.95        353,987.53      1,667,479.48     61,036,037.68        353,987.53                 0
      83     25-May-11      1,287,562.69        335,715.50      1,623,278.19     59,748,475.00        335,715.50                 0
      84     25-Jun-11      1,262,129.36        339,677.00      1,601,806.36     58,486,345.63        339,677.00                 0
      85     25-Jul-11      1,237,182.64        322,196.40      1,559,379.05     57,249,162.99        322,196.40                 0
      86     25-Aug-11      1,212,713.38        326,469.86      1,539,183.24     56,036,449.61        326,469.86                 0
      87     25-Sep-11      1,188,712.58        319,936.87      1,508,649.45     54,847,737.03        319,936.87                 0
      88     25-Oct-11      1,165,171.43        303,509.55      1,468,680.99     53,682,565.59        303,509.55                 0
      89     25-Nov-11      1,142,081.28        307,447.46      1,449,528.75     52,540,484.31        307,447.46                 0
      90     25-Dec-11      1,119,433.64        291,613.70      1,411,047.34     51,421,050.67        291,613.70                 0
      91     25-Jan-12      1,097,220.16        295,442.15      1,392,662.31     50,323,830.51        295,442.15                 0
      92     25-Feb-12      1,075,432.68        289,489.89      1,364,922.57     49,248,397.83        289,489.89                 0
      93     25-Mar-12      1,054,063.17        265,406.63      1,319,469.80     48,194,334.66        265,406.63                 0
      94     25-Apr-12      1,033,103.75        278,154.55      1,311,258.30     47,161,230.91        278,154.55                 0
      95     25-May-12      1,012,546.69        263,734.64      1,276,281.33     46,148,684.22        263,734.64                 0
      96     25-Jun-12        992,384.42        267,092.75      1,259,477.17     45,156,299.80        267,092.75                 0
      97     25-Jul-12        972,609.48        253,437.85      1,226,047.33     44,183,690.33        253,437.85                 0
      98     25-Aug-12        953,214.57        256,667.41      1,209,881.99     43,230,475.75        256,667.41                 0
      99     25-Sep-12        934,192.53        251,603.24      1,185,795.77     42,296,283.22        251,603.24                 0
     100     25-Oct-12        915,536.32        238,617.65      1,154,153.98     41,380,746.90        238,617.65                 0
     101     25-Nov-12        897,239.05        241,572.86      1,138,811.90     40,483,507.85        241,572.86                 0
     102     25-Dec-12        879,293.92        229,015.54      1,108,309.46     39,604,213.93        229,015.54                 0
     103     25-Jan-13      4,271,364.94        231,810.89      4,503,175.83     35,332,848.99        231,810.89                 0
     104     25-Feb-13        773,922.75        207,038.29        980,961.03     34,558,926.25        207,038.29                 0
     105     25-Mar-13        758,380.66        183,031.52        941,412.19     33,800,545.58        183,031.52                 0
     106     25-Apr-13        743,138.36        198,421.01        941,559.38     33,057,407.22        198,421.01                 0
     107     25-May-13        728,190.19        187,884.25        916,074.44     32,329,217.03        187,884.25                 0
     108     25-Jun-13      4,445,949.04        203,930.49      4,649,879.53     27,883,267.99        203,930.49                 0
     109     25-Jul-13        623,649.85        170,360.73        794,010.58     27,259,618.14        170,360.73                 0
     110     25-Aug-13        611,018.31        172,262.36        783,280.67     26,648,599.83        172,262.36                 0
     111     25-Sep-13        598,631.37        168,610.42        767,241.79     26,049,968.46        168,610.42                 0
     112     25-Oct-13        586,484.42        159,598.17        746,082.59     25,463,484.04        159,598.17                 0
     113     25-Nov-13        577,136.55        161,402.51        738,539.06     24,886,347.50        161,402.51                 0
     114     25-Dec-13        562,576.12        152,787.66        715,363.78     24,323,771.38        152,787.66                 0
     115     25-Jan-14        551,130.43        154,422.78        705,553.21     23,772,640.95        154,422.78                 0
     116     25-Feb-14        539,906.87        151,074.93        690,981.80     23,232,734.07        151,074.93                 0
     117     25-Mar-14        541,683.88        133,433.59        675,117.47     22,691,050.19        133,433.59                 0
     118     25-Apr-14        517,145.59        144,432.97        661,578.56     22,173,904.61        144,432.97                 0
     119     25-May-14        506,588.05        136,686.42        643,274.47     21,667,316.55        136,686.42                 0
     120     25-Jun-14      5,493,726.31        138,158.14      5,631,884.46     16,173,590.24        138,158.14                 0
     121     25-Jul-14      3,991,345.10         99,851.70      4,091,196.80     12,182,245.14         99,851.70                 0
     122     25-Aug-14        302,464.88         77,805.26        380,270.14     11,879,780.26         77,805.26                 0
     123     25-Sep-14        296,084.53         75,950.41        372,034.94     11,583,695.73         75,950.41                 0
     124     25-Oct-14        289,830.12         71,715.05        361,545.17     11,293,865.61         71,715.05                 0
     125     25-Nov-14        283,699.26         72,323.36        356,022.61     11,010,166.35         72,323.36                 0
     126     25-Dec-14        277,689.56         68,289.73        345,979.29     10,732,476.79         68,289.73                 0
     127     25-Jan-15        279,658.60         68,836.29        348,494.89     10,452,818.19         68,836.29                 0
     128     25-Feb-15        260,205.78         67,093.92        327,299.69     10,192,612.42         67,093.92                 0
     129     25-Mar-15      4,043,081.82         59,141.39      4,102,223.20      6,149,530.60         59,141.39                 0
     130     25-Apr-15      2,562,197.17         39,527.10      2,601,724.26      3,587,333.43         39,527.10                 0
     131     25-May-15        112,266.56         22,331.24        134,597.80      3,475,066.87         22,331.24                 0
     132     25-Jun-15        315,200.96         22,372.37        337,573.33      3,159,865.91         22,372.37                 0
     133     25-Jul-15        341,429.86         19,696.29        361,126.15      2,818,436.05         19,696.29                 0
     134     25-Aug-15        175,452.89         18,169.73        193,622.62      2,642,983.17         18,169.73                 0
     135     25-Sep-15        171,514.32         17,051.67        188,565.99      2,471,468.85         17,051.67                 0
     136     25-Oct-15        167,739.54         15,441.37        183,180.91      2,303,729.31         15,441.37                 0
     137     25-Nov-15        176,272.22         14,888.55        191,160.76      2,127,457.09         14,888.55                 0
     138     25-Dec-15        168,232.91         13,311.07        181,543.98      1,959,224.18         13,311.07                 0
     139     25-Jan-16        147,822.70         12,679.86        160,502.57      1,811,401.48         12,679.86                 0
     140     25-Feb-16        144,525.33         11,733.89        156,259.22      1,666,876.15         11,733.89                 0
     141     25-Mar-16        141,294.78         10,106.05        151,400.83      1,525,581.37         10,106.05                 0
     142     25-Apr-16        138,129.74          9,897.58        148,027.31      1,387,451.63          9,897.58                 0
     143     25-May-16        279,473.23          8,720.15        288,193.37      1,107,978.40          8,720.15                 0
     144     25-Jun-16        124,548.55          7,199.15        131,747.71        983,429.85          7,199.15                 0
     145     25-Jul-16        121,764.35          6,190.95        127,955.31        861,665.50          6,190.95                 0
     146     25-Aug-16        119,036.58          5,612.17        124,648.74        742,628.92          5,612.17                 0
     147     25-Sep-16        116,364.12          4,840.90        121,205.03        626,264.80          4,840.90                 0
     148     25-Oct-16        114,583.75          3,954.15        118,537.90        511,681.05          3,954.15                 0
     149     25-Nov-16        111,105.29          3,341.35        114,446.64        400,575.76          3,341.35                 0
     150     25-Dec-16        108,594.48          2,533.07        111,127.55        291,981.28          2,533.07                 0
     151     25-Jan-17        106,134.79          1,909.63        108,044.42        185,846.49          1,909.63                 0
     152     25-Feb-17        103,725.21          1,215.79        104,941.00         82,121.27          1,215.79                 0
     153     25-Mar-17         82,121.27            485.42         82,606.69                 0            485.42                 0

                                                                                     Couponcap
                                                 Couponcap         Couponcap         Shortfall                           Effective
Period          Accum Interest Shortfall         Shortfall   Accum Shortfall           Payback            Coupon            Coupon
Total                                                    0                                   0

       0                               0                 0                 0                 0                 0                 0
       1                               0                 0                 0                 0           1.84144           1.84144
       2                               0                 0                 0                 0           2.06453           2.06453
       3                               0                 0                 0                 0           2.41361           2.41361
       4                               0                 0                 0                 0           2.53934           2.53934
       5                               0                 0                 0                 0           2.70062           2.70062
       6                               0                 0                 0                 0           2.87701           2.87701
       7                               0                 0                 0                 0           3.13755           3.13755
       8                               0                 0                 0                 0           3.20798           3.20798
       9                               0                 0                 0                 0           3.37315           3.37315
      10                               0                 0                 0                 0           3.54252           3.54252
      11                               0                 0                 0                 0           3.69909           3.69909
      12                               0                 0                 0                 0           3.82602           3.82602
      13                               0                 0                 0                 0            3.9578            3.9578
      14                               0                 0                 0                 0           4.08549           4.08549
      15                               0                 0                 0                 0           4.18905           4.18905
      16                               0                 0                 0                 0           4.28929           4.28929
      17                               0                 0                 0                 0           4.38942           4.38942
      18                               0                 0                 0                 0           4.48276           4.48276
      19                               0                 0                 0                 0           4.62997           4.62997
      20                               0                 0                 0                 0           4.66547           4.66547
      21                               0                 0                 0                 0           4.74948           4.74948
      22                               0                 0                 0                 0           4.84085           4.84085
      23                               0                 0                 0                 0           4.91988           4.91988
      24                               0                 0                 0                 0           4.97499           4.97499
      25                               0                 0                 0                 0           5.03154           5.03154
      26                               0                 0                 0                 0           5.08006           5.08006
      27                               0                 0                 0                 0           5.11229           5.11229
      28                               0                 0                 0                 0           5.14454           5.14454
      29                               0                 0                 0                 0            5.1783            5.1783
      30                               0                 0                 0                 0           5.21293           5.21293
      31                               0                 0                 0                 0           5.25044           5.25044
      32                               0                 0                 0                 0           5.28754           5.28754
      33                               0                 0                 0                 0           5.32296           5.32296
      34                               0                 0                 0                 0           5.36333           5.36333
      35                               0                 0                 0                 0           5.40221           5.40221
      36                               0                 0                 0                 0           5.44191           5.44191
      37                               0                 0                 0                 0           5.49204           5.49204
      38                               0                 0                 0                 0            5.5405            5.5405
      39                               0                 0                 0                 0            5.5871            5.5871
      40                               0                 0                 0                 0           5.63166           5.63166
      41                               0                 0                 0                 0           5.67226           5.67226
      42                               0                 0                 0                 0           5.70979           5.70979
      43                               0                 0                 0                 0            5.7455            5.7455
      44                               0                 0                 0                 0            5.7785            5.7785
      45                               0                 0                 0                 0           5.80689           5.80689
      46                               0                 0                 0                 0           5.83405           5.83405
      47                               0                 0                 0                 0           5.85768           5.85768
      48                               0                 0                 0                 0           5.88115           5.88115
      49                               0                 0                 0                 0           5.91034           5.91034
      50                               0                 0                 0                 0           5.94608           5.94608
      51                               0                 0                 0                 0           5.98148           5.98148
      52                               0                 0                 0                 0           6.01227           6.01227
      53                               0                 0                 0                 0           6.04284           6.04284
      54                               0                 0                 0                 0           6.07172           6.07172
      55                               0                 0                 0                 0           6.09787           6.09787
      56                               0                 0                 0                 0           6.12224           6.12224
      57                               0                 0                 0                 0           6.14564           6.14564
      58                               0                 0                 0                 0           6.16558           6.16558
      59                               0                 0                 0                 0           6.18478           6.18478
      60                               0                 0                 0                 0           6.20392           6.20392
      61                               0                 0                 0                 0           6.22849           6.22849
      62                               0                 0                 0                 0           6.25778           6.25778
      63                               0                 0                 0                 0           6.28523           6.28523
      64                               0                 0                 0                 0            6.3099            6.3099
      65                               0                 0                 0                 0           6.33531           6.33531
      66                               0                 0                 0                 0           6.35513           6.35513
      67                               0                 0                 0                 0           6.37447           6.37447
      68                               0                 0                 0                 0           6.39112           6.39112
      69                               0                 0                 0                 0           6.40772           6.40772
      70                               0                 0                 0                 0            6.4213            6.4213
      71                               0                 0                 0                 0           6.43331           6.43331
      72                               0                 0                 0                 0           6.44455           6.44455
      73                               0                 0                 0                 0           6.46274           6.46274
      74                               0                 0                 0                 0           6.48708           6.48708
      75                               0                 0                 0                 0           6.50398           6.50398
      76                               0                 0                 0                 0           6.52194           6.52194
      77                               0                 0                 0                 0           6.53935           6.53935
      78                               0                 0                 0                 0           6.55297           6.55297
      79                               0                 0                 0                 0           6.56543           6.56543
      80                               0                 0                 0                 0           6.57689           6.57689
      81                               0                 0                 0                 0           6.58432           6.58432
      82                               0                 0                 0                 0           6.59319           6.59319
      83                               0                 0                 0                 0           6.60034           6.60034
      84                               0                 0                 0                 0           6.60207           6.60207
      85                               0                 0                 0                 0            6.6107            6.6107
      86                               0                 0                 0                 0           6.62239           6.62239
      87                               0                 0                 0                 0           6.63032           6.63032
      88                               0                 0                 0                 0           6.64041           6.64041
      89                               0                 0                 0                 0           6.65087           6.65087
      90                               0                 0                 0                 0           6.66032           6.66032
      91                               0                 0                 0                 0           6.67225           6.67225
      92                               0                 0                 0                 0           6.68037           6.68037
      93                               0                 0                 0                 0           6.68997           6.68997
      94                               0                 0                 0                 0           6.70241           6.70241
      95                               0                 0                 0                 0           6.71063           6.71063
      96                               0                 0                 0                 0           6.72115           6.72115
      97                               0                 0                 0                 0           6.73495           6.73495
      98                               0                 0                 0                 0           6.74605           6.74605
      99                               0                 0                 0                 0           6.75876           6.75876
     100                               0                 0                 0                 0           6.76989           6.76989
     101                               0                 0                 0                 0           6.77939           6.77939
     102                               0                 0                 0                 0           6.78841           6.78841
     103                               0                 0                 0                 0           6.79725           6.79725
     104                               0                 0                 0                 0           6.80476           6.80476
     105                               0                 0                 0                 0           6.80942           6.80942
     106                               0                 0                 0                 0           6.81718           6.81718
     107                               0                 0                 0                 0           6.82029           6.82029
     108                               0                 0                 0                 0           7.32534           7.32534
     109                               0                 0                 0                 0           7.33174           7.33174
     110                               0                 0                 0                 0           7.33857           7.33857
     111                               0                 0                 0                 0           7.34769           7.34769
     112                               0                 0                 0                 0           7.35194           7.35194
     113                               0                 0                 0                 0           7.36094           7.36094
     114                               0                 0                 0                 0            7.3673            7.3673
     115                               0                 0                 0                 0           7.37261           7.37261
     116                               0                 0                 0                 0           7.37999           7.37999
     117                               0                 0                 0                 0            7.3843            7.3843
     118                               0                 0                 0                 0           7.39184           7.39184
     119                               0                 0                 0                 0           7.39715           7.39715
     120                               0                 0                 0                 0           7.40478           7.40478
     121                               0                 0                 0                 0            7.4085            7.4085
     122                               0                 0                 0                 0            7.4169            7.4169
     123                               0                 0                 0                 0           7.42442           7.42442
     124                               0                 0                 0                 0           7.42924           7.42924
     125                               0                 0                 0                 0           7.43664           7.43664
     126                               0                 0                 0                 0           7.44291           7.44291
     127                               0                 0                 0                 0           7.44832           7.44832
     128                               0                 0                 0                 0           7.45402           7.45402
     129                               0                 0                 0                 0            7.4602            7.4602
     130                               0                 0                 0                 0           7.46438           7.46438
     131                               0                 0                 0                 0           7.47003           7.47003
     132                               0                 0                 0                 0           7.47635           7.47635
     133                               0                 0                 0                 0           7.47992           7.47992
     134                               0                 0                 0                 0           7.48654           7.48654
     135                               0                 0                 0                 0           7.49227           7.49227
     136                               0                 0                 0                 0           7.49742           7.49742
     137                               0                 0                 0                 0           7.50519           7.50519
     138                               0                 0                 0                 0           7.50816           7.50816
     139                               0                 0                 0                 0           7.51573           7.51573
     140                               0                 0                 0                 0            7.5226            7.5226
     141                               0                 0                 0                 0           7.52632           7.52632
     142                               0                 0                 0                 0           7.53415           7.53415
     143                               0                 0                 0                 0           7.54201           7.54201
     144                               0                 0                 0                 0           7.54555           7.54555
     145                               0                 0                 0                 0           7.55432           7.55432
     146                               0                 0                 0                 0           7.56367           7.56367
     147                               0                 0                 0                 0           7.56999           7.56999
     148                               0                 0                 0                 0           7.57664           7.57664
     149                               0                 0                 0                 0           7.58338           7.58338
     150                               0                 0                 0                 0           7.58829           7.58829
     151                               0                 0                 0                 0           7.59513           7.59513
     152                               0                 0                 0                 0           7.59703           7.59703
     153                               0                 0                 0                 0           7.59981           7.59981

GSA04SE22 - CF - 3 - M4 - 20 CPR Call (N)


20 CPR
Call (N)
LIBOR_1MO=1.34144 . . .

Period       Date            Principal            Interest           Cash Flow                Balance          Sched Princ
Total                        10,869,000.00        4,582,225.01       15,451,225.01                                       0

       0     29-Jun-04                   0                   0                   0       10,869,000.00                   0
       1     25-Jul-04                   0           25,444.76           25,444.76       10,869,000.00                   0
       2     25-Aug-04                   0           32,425.98           32,425.98       10,869,000.00                   0
       3     25-Sep-04                   0           35,693.16           35,693.16       10,869,000.00                   0
       4     25-Oct-04                   0           35,680.57           35,680.57       10,869,000.00                   0
       5     25-Nov-04                   0           38,379.41           38,379.41       10,869,000.00                   0
       6     25-Dec-04                   0           38,739.02           38,739.02       10,869,000.00                   0
       7     25-Jan-05                   0           42,468.82           42,468.82       10,869,000.00                   0
       8     25-Feb-05                   0           43,128.00           43,128.00       10,869,000.00                   0
       9     25-Mar-05                   0           40,350.62           40,350.62       10,869,000.00                   0
      10     25-Apr-05                   0           46,259.10           46,259.10       10,869,000.00                   0
      11     25-May-05                   0           46,185.01           46,185.01       10,869,000.00                   0
      12     25-Jun-05                   0           48,912.50           48,912.50       10,869,000.00                   0
      13     25-Jul-05                   0           48,528.27           48,528.27       10,869,000.00                   0
      14     25-Aug-05                   0           51,340.99           51,340.99       10,869,000.00                   0
      15     25-Sep-05                   0           52,310.25           52,310.25       10,869,000.00                   0
      16     25-Oct-05                   0           51,530.74           51,530.74       10,869,000.00                   0
      17     25-Nov-05                   0           54,185.59           54,185.59       10,869,000.00                   0
      18     25-Dec-05                   0           53,283.10           53,283.10       10,869,000.00                   0
      19     25-Jan-06                   0           56,437.00           56,437.00       10,869,000.00                   0
      20     25-Feb-06                   0           56,769.26           56,769.26       10,869,000.00                   0
      21     25-Mar-06                   0           51,985.65           51,985.65       10,869,000.00                   0
      22     25-Apr-06                   0           58,410.72           58,410.72       10,869,000.00                   0
      23     25-May-06                   0           57,242.31           57,242.31       10,869,000.00                   0
      24     25-Jun-06                   0           59,666.19           59,666.19       10,869,000.00                   0
      25     25-Jul-06                   0           58,253.67           58,253.67       10,869,000.00                   0
      26     25-Aug-06                   0           60,649.58           60,649.58       10,869,000.00                   0
      27     25-Sep-06                   0           60,951.24           60,951.24       10,869,000.00                   0
      28     25-Oct-06                   0           59,277.17           59,277.17       10,869,000.00                   0
      29     25-Nov-06                   0           61,569.05           61,569.05       10,869,000.00                   0
      30     25-Dec-06                   0           59,896.61           59,896.61       10,869,000.00                   0
      31     25-Jan-07                   0           62,244.24           62,244.24       10,869,000.00                   0
      32     25-Feb-07                   0           62,591.47           62,591.47       10,869,000.00                   0
      33     25-Mar-07                   0           56,833.66           56,833.66       10,869,000.00                   0
      34     25-Apr-07                   0           63,300.82           63,300.82       10,869,000.00                   0
      35     25-May-07                   0           61,611.02           61,611.02       10,869,000.00                   0
      36     25-Jun-07                   0           64,036.29           64,036.29       10,869,000.00                   0
      37     25-Jul-07          511,983.78           62,424.65          574,408.43       10,357,016.22                   0
      38     25-Aug-07          208,299.22           61,899.14          270,198.35       10,148,717.01                   0
      39     25-Sep-07          204,277.72           61,061.48          265,339.19        9,944,439.29                   0
      40     25-Oct-07          200,332.25           58,271.60          258,603.85        9,744,107.04                   0
      41     25-Nov-07          196,461.39           59,341.63          255,803.02        9,547,645.65                   0
      42     25-Dec-07          192,663.75           56,568.13          249,231.88        9,354,981.89                   0
      43     25-Jan-08          188,937.96           57,561.85          246,499.81        9,166,043.94                   0
      44     25-Feb-08          185,282.66           56,659.77          241,942.43        8,980,761.28                   0
      45     25-Mar-08          181,696.55           52,138.26          233,834.81        8,799,064.73                   0
      46     25-Apr-08          178,178.33           54,812.20          232,990.53        8,620,886.40                   0
      47     25-May-08          174,726.73           52,139.70          226,866.42        8,446,159.67                   0
      48     25-Jun-08          171,340.50           52,956.40          224,296.90        8,274,819.18                   0
      49     25-Jul-08          168,018.42           50,409.78          218,428.20        8,106,800.76                   0
      50     25-Aug-08          164,759.29           51,281.93          216,041.22        7,942,041.47                   0
      51     25-Sep-08          161,561.93           50,481.80          212,043.72        7,780,479.54                   0
      52     25-Oct-08          158,425.18           48,059.18          206,484.36        7,622,054.36                   0
      53     25-Nov-08          155,347.92           48,850.60          204,198.52        7,466,706.44                   0
      54     25-Dec-08          152,329.02           46,490.95          198,819.97        7,314,377.42                   0
      55     25-Jan-09          149,367.39           47,225.27          196,592.67        7,165,010.03                   0
      56     25-Feb-09          146,461.97           46,411.24          192,873.21        7,018,548.06                   0
      57     25-Mar-09          143,611.69           41,190.67          184,802.37        6,874,936.36                   0
      58     25-Apr-09          140,815.53           44,788.87          185,604.40        6,734,120.83                   0
      59     25-May-09          138,072.47           42,564.02          180,636.49        6,596,048.37                   0
      60     25-Jun-09          135,381.51           43,189.74          178,571.25        6,460,666.86                   0
      61     25-Jul-09          132,741.68           41,070.94          173,812.63        6,327,925.17                   0
      62     25-Aug-09          130,152.03           41,727.60          171,879.63        6,197,773.15                   0
      63     25-Sep-09          127,611.60           41,015.85          168,627.45        6,070,161.55                   0
      64     25-Oct-09          125,119.48           39,000.28          164,119.76        5,945,042.07                   0
      65     25-Nov-09          122,674.76           39,599.70          162,274.45        5,822,367.31                   0
      66     25-Dec-09          120,276.55           37,627.68          157,904.23        5,702,090.76                   0
      67     25-Jan-10          117,923.98           38,173.69          156,097.67        5,584,166.78                   0
      68     25-Feb-10          115,616.20           37,464.29          153,080.49        5,468,550.58                   0
      69     25-Mar-10          113,352.36           33,208.71          146,561.07        5,355,198.22                   0
      70     25-Apr-10          111,131.63           36,067.30          147,198.94        5,244,066.59                   0
      71     25-May-10          108,953.22           34,232.00          143,185.22        5,135,113.37                   0
      72     25-Jun-10          106,816.32           34,687.84          141,504.16        5,028,297.05                   0
      73     25-Jul-10          104,720.16           32,946.83          137,666.98        4,923,576.90                   0
      74     25-Aug-10          102,663.96           33,439.22          136,103.18        4,820,912.94                   0
      75     25-Sep-10          100,646.99           32,812.12          133,459.11        4,720,265.95                   0
      76     25-Oct-10           98,668.50           31,161.39          129,829.88        4,621,597.45                   0
      77     25-Nov-10           96,727.76           31,596.30          128,324.07        4,524,869.69                   0
      78     25-Dec-10           94,824.08           29,988.46          124,812.54        4,430,045.61                   0
      79     25-Jan-11           92,956.76           30,386.22          123,342.97        4,337,088.85                   0
      80     25-Feb-11           91,125.10           29,791.41          120,916.51        4,245,963.75                   0
      81     25-Mar-11           89,328.44           26,367.55          115,695.99        4,156,635.31                   0
      82     25-Apr-11           87,566.13           28,610.22          116,176.35        4,069,069.18                   0
      83     25-May-11           85,837.51           27,128.28          112,965.79        3,983,231.67                   0
      84     25-Jun-11           84,141.96           27,447.14          111,589.10        3,899,089.71                   0
      85     25-Jul-11           82,478.84           26,028.70          108,507.54        3,816,610.87                   0
      86     25-Aug-11           80,847.56           26,365.79          107,213.35        3,735,763.31                   0
      87     25-Sep-11           79,247.51           25,832.79          105,080.30        3,656,515.80                   0
      88     25-Oct-11           77,678.10           24,499.91          102,178.00        3,578,837.71                   0
      89     25-Nov-11           76,138.75           24,810.99          100,949.74        3,502,698.95                   0
      90     25-Dec-11           74,628.91           23,527.40           98,156.30        3,428,070.04                   0
      91     25-Jan-12           73,148.01           23,828.87           96,976.88        3,354,922.03                   0
      92     25-Feb-12           71,695.51           23,343.87           95,039.38        3,283,226.52                   0
      93     25-Mar-12           70,270.88           21,396.53           91,667.40        3,212,955.64                   0
      94     25-Apr-12           68,873.58           22,417.03           91,290.62        3,144,082.06                   0
      95     25-May-12           67,503.11           21,250.41           88,753.52        3,076,578.95                   0
      96     25-Jun-12           66,158.96           21,515.17           87,674.13        3,010,419.99                   0
      97     25-Jul-12           64,840.63           20,408.01           85,248.65        2,945,579.36                   0
      98     25-Aug-12           63,547.64           20,662.22           84,209.86        2,882,031.72                   0
      99     25-Sep-12           62,279.50           20,248.00           82,527.50        2,819,752.21                   0
     100     25-Oct-12           61,035.75           19,197.55           80,233.31        2,758,716.46                   0
     101     25-Nov-12           59,815.94           19,430.64           79,246.58        2,698,900.52                   0
     102     25-Dec-12           58,619.59           18,416.42           77,036.01        2,640,280.93                   0
     103     25-Jan-13          284,757.66           18,637.06          303,394.73        2,355,523.27                   0
     104     25-Feb-13           51,594.85           16,642.27           68,237.12        2,303,928.42                   0
     105     25-Mar-13           50,558.71           14,710.82           65,269.53        2,253,369.71                   0
     106     25-Apr-13           49,542.56           15,944.63           65,487.19        2,203,827.15                   0
     107     25-May-13           48,546.01           15,096.75           63,642.76        2,155,281.14                   0
     108     25-Jun-13          296,396.60           17,028.85          313,425.45        1,858,884.53                   0
     109     25-Jul-13           41,576.66           14,223.16           55,799.82        1,817,307.88                   0
     110     25-Aug-13           40,734.55           14,379.23           55,113.78        1,776,573.32                   0
     111     25-Sep-13           39,908.76           14,070.87           53,979.63        1,736,664.56                   0
     112     25-Oct-13           39,098.96           13,317.24           52,416.20        1,697,565.60                   0
     113     25-Nov-13           38,475.77           13,464.48           51,940.25        1,659,089.83                   0
     114     25-Dec-13           37,505.07           12,743.61           50,248.68        1,621,584.76                   0
     115     25-Jan-14           36,742.03           12,878.13           49,620.16        1,584,842.73                   0
     116     25-Feb-14           35,993.79           12,596.40           48,590.20        1,548,848.94                   0
     117     25-Mar-14           36,112.26           11,124.19           47,236.45        1,512,736.68                   0
     118     25-Apr-14           34,476.37           12,038.74           46,515.11        1,478,260.31                   0
     119     25-May-14           33,772.54           11,391.41           45,163.95        1,444,487.77                   0
     120     25-Jun-14          391,080.98           11,511.69          402,592.67        1,053,406.79                   0
     121     25-Jul-14        1,026,345.88            8,127.47        1,034,473.35           27,060.91                   0
     122     25-Aug-14           27,060.91              215.94           27,276.85                   0                   0


                                                                                                 Accum           Couponcap
Period                       Unsched Princ    Accrued Interest  Interest Shortfall  Interest Shortfall           Shortfall
Total                        10,869,000.00        4,582,225.01                   0                                1,658.89

       0                                 0                   0                   0                   0                   0
       1                                 0           25,444.76                   0                   0                   0
       2                                 0           32,425.98                   0                   0                   0
       3                                 0           35,693.16                   0                   0                   0
       4                                 0           35,680.57                   0                   0                   0
       5                                 0           38,379.41                   0                   0                   0
       6                                 0           38,739.02                   0                   0                   0
       7                                 0           42,468.82                   0                   0                   0
       8                                 0           43,128.00                   0                   0                   0
       9                                 0           40,350.62                   0                   0                   0
      10                                 0           46,259.10                   0                   0                   0
      11                                 0           46,185.01                   0                   0                   0
      12                                 0           48,912.50                   0                   0                   0
      13                                 0           48,528.27                   0                   0                   0
      14                                 0           51,340.99                   0                   0                   0
      15                                 0           52,310.25                   0                   0                   0
      16                                 0           51,530.74                   0                   0                   0
      17                                 0           54,185.59                   0                   0                   0
      18                                 0           53,283.10                   0                   0                   0
      19                                 0           56,437.00                   0                   0                   0
      20                                 0           56,769.26                   0                   0                   0
      21                                 0           51,985.65                   0                   0                   0
      22                                 0           58,410.72                   0                   0                   0
      23                                 0           57,242.31                   0                   0                   0
      24                                 0           59,666.19                   0                   0                   0
      25                                 0           58,253.67                   0                   0                   0
      26                                 0           60,649.58                   0                   0                   0
      27                                 0           60,951.24                   0                   0                   0
      28                                 0           59,277.17                   0                   0                   0
      29                                 0           61,569.05                   0                   0                   0
      30                                 0           59,896.61                   0                   0                   0
      31                                 0           62,244.24                   0                   0                   0
      32                                 0           62,591.47                   0                   0                   0
      33                                 0           56,833.66                   0                   0                   0
      34                                 0           63,300.82                   0                   0                   0
      35                                 0           61,611.02                   0                   0                   0
      36                                 0           64,036.29                   0                   0                   0
      37                        511,983.78           62,424.65                   0                   0                   0
      38                        208,299.22           61,899.14                   0                   0                   0
      39                        204,277.72           61,061.48                   0                   0                   0
      40                        200,332.25           58,271.60                   0                   0                   0
      41                        196,461.39           59,341.63                   0                   0                   0
      42                        192,663.75           56,568.13                   0                   0                   0
      43                        188,937.96           57,561.85                   0                   0                   0
      44                        185,282.66           56,659.77                   0                   0                   0
      45                        181,696.55           52,138.26                   0                   0                   0
      46                        178,178.33           54,812.20                   0                   0                   0
      47                        174,726.73           52,139.70                   0                   0                   0
      48                        171,340.50           52,956.40                   0                   0                   0
      49                        168,018.42           50,409.78                   0                   0                   0
      50                        164,759.29           51,281.93                   0                   0                   0
      51                        161,561.93           50,481.80                   0                   0                   0
      52                        158,425.18           48,059.18                   0                   0                   0
      53                        155,347.92           48,850.60                   0                   0                   0
      54                        152,329.02           46,490.95                   0                   0                   0
      55                        149,367.39           47,225.27                   0                   0                   0
      56                        146,461.97           46,411.24                   0                   0                   0
      57                        143,611.69           41,190.67                   0                   0                   0
      58                        140,815.53           44,788.87                   0                   0                   0
      59                        138,072.47           42,564.02                   0                   0                   0
      60                        135,381.51           43,189.74                   0                   0                   0
      61                        132,741.68           41,070.94                   0                   0                   0
      62                        130,152.03           41,727.60                   0                   0                   0
      63                        127,611.60           41,015.85                   0                   0                   0
      64                        125,119.48           39,000.28                   0                   0                   0
      65                        122,674.76           39,599.70                   0                   0                   0
      66                        120,276.55           37,627.68                   0                   0                   0
      67                        117,923.98           38,173.69                   0                   0                   0
      68                        115,616.20           37,464.29                   0                   0                   0
      69                        113,352.36           33,208.71                   0                   0                   0
      70                        111,131.63           36,067.30                   0                   0                   0
      71                        108,953.22           34,232.00                   0                   0                   0
      72                        106,816.32           34,687.84                   0                   0                   0
      73                        104,720.16           32,946.83                   0                   0                   0
      74                        102,663.96           33,439.22                   0                   0                   0
      75                        100,646.99           32,812.12                   0                   0                   0
      76                         98,668.50           31,161.39                   0                   0                   0
      77                         96,727.76           31,596.30                   0                   0                   0
      78                         94,824.08           29,988.46                   0                   0                   0
      79                         92,956.76           30,386.22                   0                   0                   0
      80                         91,125.10           29,791.41                   0                   0                   0
      81                         89,328.44           26,367.55                   0                   0                   0
      82                         87,566.13           28,610.22                   0                   0                   0
      83                         85,837.51           27,128.28                   0                   0                   0
      84                         84,141.96           27,447.14                   0                   0                   0
      85                         82,478.84           26,028.70                   0                   0                   0
      86                         80,847.56           26,365.79                   0                   0                   0
      87                         79,247.51           25,832.79                   0                   0                   0
      88                         77,678.10           24,499.91                   0                   0                   0
      89                         76,138.75           24,810.99                   0                   0                   0
      90                         74,628.91           23,527.40                   0                   0                   0
      91                         73,148.01           23,828.87                   0                   0                   0
      92                         71,695.51           23,343.87                   0                   0                   0
      93                         70,270.88           21,396.53                   0                   0                   0
      94                         68,873.58           22,417.03                   0                   0                   0
      95                         67,503.11           21,250.41                   0                   0                   0
      96                         66,158.96           21,515.17                   0                   0                   0
      97                         64,840.63           20,408.01                   0                   0                   0
      98                         63,547.64           20,662.22                   0                   0                   0
      99                         62,279.50           20,248.00                   0                   0                   0
     100                         61,035.75           19,197.55                   0                   0                   0
     101                         59,815.94           19,430.64                   0                   0                   0
     102                         58,619.59           18,416.42                   0                   0                   0
     103                        284,757.66           18,637.06                   0                   0                   0
     104                         51,594.85           16,642.27                   0                   0                   0
     105                         50,558.71           14,710.82                   0                   0                   0
     106                         49,542.56           15,944.63                   0                   0                   0
     107                         48,546.01           15,096.75                   0                   0                   0
     108                        296,396.60           17,028.85                   0                   0                 429
     109                         41,576.66           14,223.16                   0                   0                   0
     110                         40,734.55           14,379.23                   0                   0              151.68
     111                         39,908.76           14,070.87                   0                   0              161.22
     112                         39,098.96           13,317.24                   0                   0                   0
     113                         38,475.77           13,464.48                   0                   0              171.45
     114                         37,505.07           12,743.61                   0                   0                   0
     115                         36,742.03           12,878.13                   0                   0              178.33
     116                         35,993.79           12,596.40                   0                   0              183.38
     117                         36,112.26           11,124.19                   0                   0                   0
     118                         34,476.37           12,038.74                   0                   0              189.12
     119                         33,772.54           11,391.41                   0                   0                   0
     120                        391,080.98           11,511.69                   0                   0              194.71
     121                      1,026,345.88            8,127.47                   0                   0                   0
     122                         27,060.91              215.94                   0                   0                   0


                                                     Couponcap
Period           Couponcap Accum Shortfall   Shortfall Payback              Coupon    Effective Coupon
Total                                                 1,658.89

       0                                 0                   0                   0                   0
       1                                 0                   0             3.24144             3.24144
       2                                 0                   0             3.46453             3.46453
       3                                 0                   0             3.81361             3.81361
       4                                 0                   0             3.93934             3.93934
       5                                 0                   0             4.10062             4.10062
       6                                 0                   0             4.27701             4.27701
       7                                 0                   0             4.53755             4.53755
       8                                 0                   0             4.60798             4.60798
       9                                 0                   0             4.77315             4.77315
      10                                 0                   0             4.94252             4.94252
      11                                 0                   0             5.09909             5.09909
      12                                 0                   0             5.22602             5.22602
      13                                 0                   0              5.3578              5.3578
      14                                 0                   0             5.48549             5.48549
      15                                 0                   0             5.58905             5.58905
      16                                 0                   0             5.68929             5.68929
      17                                 0                   0             5.78942             5.78942
      18                                 0                   0             5.88276             5.88276
      19                                 0                   0             6.02997             6.02997
      20                                 0                   0             6.06547             6.06547
      21                                 0                   0             6.14948             6.14948
      22                                 0                   0             6.24085             6.24085
      23                                 0                   0             6.31988             6.31988
      24                                 0                   0             6.37499             6.37499
      25                                 0                   0             6.43154             6.43154
      26                                 0                   0             6.48006             6.48006
      27                                 0                   0             6.51229             6.51229
      28                                 0                   0             6.54454             6.54454
      29                                 0                   0              6.5783              6.5783
      30                                 0                   0             6.61293             6.61293
      31                                 0                   0             6.65044             6.65044
      32                                 0                   0             6.68754             6.68754
      33                                 0                   0             6.72296             6.72296
      34                                 0                   0             6.76333             6.76333
      35                                 0                   0             6.80221             6.80221
      36                                 0                   0             6.84191             6.84191
      37                                 0                   0             6.89204             6.89204
      38                                 0                   0              6.9405              6.9405
      39                                 0                   0              6.9871              6.9871
      40                                 0                   0             7.03166             7.03166
      41                                 0                   0             7.07226             7.07226
      42                                 0                   0             7.10979             7.10979
      43                                 0                   0              7.1455              7.1455
      44                                 0                   0              7.1785              7.1785
      45                                 0                   0             7.20689             7.20689
      46                                 0                   0             7.23405             7.23405
      47                                 0                   0             7.25768             7.25768
      48                                 0                   0             7.28115             7.28115
      49                                 0                   0             7.31034             7.31034
      50                                 0                   0             7.34608             7.34608
      51                                 0                   0             7.38148             7.38148
      52                                 0                   0             7.41227             7.41227
      53                                 0                   0             7.44284             7.44284
      54                                 0                   0             7.47172             7.47172
      55                                 0                   0             7.49787             7.49787
      56                                 0                   0             7.52224             7.52224
      57                                 0                   0             7.54564             7.54564
      58                                 0                   0             7.56558             7.56558
      59                                 0                   0             7.58478             7.58478
      60                                 0                   0             7.60392             7.60392
      61                                 0                   0             7.62849             7.62849
      62                                 0                   0             7.65778             7.65778
      63                                 0                   0             7.68523             7.68523
      64                                 0                   0              7.7099              7.7099
      65                                 0                   0             7.73531             7.73531
      66                                 0                   0             7.75513             7.75513
      67                                 0                   0             7.77447             7.77447
      68                                 0                   0             7.79112             7.79112
      69                                 0                   0             7.80772             7.80772
      70                                 0                   0              7.8213              7.8213
      71                                 0                   0             7.83331             7.83331
      72                                 0                   0             7.84455             7.84455
      73                                 0                   0             7.86274             7.86274
      74                                 0                   0             7.88708             7.88708
      75                                 0                   0             7.90398             7.90398
      76                                 0                   0             7.92194             7.92194
      77                                 0                   0             7.93935             7.93935
      78                                 0                   0             7.95297             7.95297
      79                                 0                   0             7.96543             7.96543
      80                                 0                   0             7.97689             7.97689
      81                                 0                   0             7.98432             7.98432
      82                                 0                   0             7.99319             7.99319
      83                                 0                   0             8.00034             8.00034
      84                                 0                   0             8.00207             8.00207
      85                                 0                   0              8.0107              8.0107
      86                                 0                   0             8.02239             8.02239
      87                                 0                   0             8.03032             8.03032
      88                                 0                   0             8.04041             8.04041
      89                                 0                   0             8.05087             8.05087
      90                                 0                   0             8.06032             8.06032
      91                                 0                   0             8.07225             8.07225
      92                                 0                   0             8.08037             8.08037
      93                                 0                   0             8.08997             8.08997
      94                                 0                   0             8.10241             8.10241
      95                                 0                   0             8.11063             8.11063
      96                                 0                   0             8.12115             8.12115
      97                                 0                   0             8.13495             8.13495
      98                                 0                   0             8.14605             8.14605
      99                                 0                   0             8.15876             8.15876
     100                                 0                   0             8.16989             8.16989
     101                                 0                   0             8.17939             8.17939
     102                                 0                   0             8.18841             8.18841
     103                                 0                   0             8.19725             8.19725
     104                                 0                   0             8.20476             8.20476
     105                                 0                   0             8.20942             8.20942
     106                                 0                   0             8.21718             8.21718
     107                                 0                   0             8.22029             8.22029
     108                                 0                 429             9.17534             9.17534
     109                                 0                   0             9.18174             9.18174
     110                                 0              151.68             9.18857             9.18857
     111                                 0              161.22             9.19769             9.19769
     112                                 0                   0             9.20194             9.20194
     113                                 0              171.45             9.21094             9.21094
     114                                 0                   0              9.2173              9.2173
     115                                 0              178.33             9.22261             9.22261
     116                                 0              183.38             9.22999             9.22999
     117                                 0                   0              9.2343              9.2343
     118                                 0              189.12             9.24184             9.24184
     119                                 0                   0             9.24715             9.24715
     120                                 0              194.71             9.25478             9.25478
     121                                 0                   0              9.2585              9.2585
     122                                 0                   0              9.2669              9.2669

GSA04SE22 - CF - 4 - A2 - 20 CPR Call (Y)


20 CPR
Call (Y)
LIBOR_1MO=1.34144 . . .

                                                                                                                          Interest
Period       Date          Principal         Interest         Cash Flow          Balance        Accrued Interest         Shortfall
Total                      77,480,000.00     34,684,679.49    112,164,679.49                       34,684,679.49                 0

       0     29-Jun-04                 0                 0                 0     77,480,000.00                 0                 0
       1     25-Jul-04                 0        103,042.89        103,042.89     77,480,000.00        103,042.89                 0
       2     25-Aug-04                 0        137,743.15        137,743.15     77,480,000.00        137,743.15                 0
       3     25-Sep-04                 0        161,033.38        161,033.38     77,480,000.00        161,033.38                 0
       4     25-Oct-04                 0        163,956.72        163,956.72     77,480,000.00        163,956.72                 0
       5     25-Nov-04                 0        180,182.37        180,182.37     77,480,000.00        180,182.37                 0
       6     25-Dec-04                 0        185,758.95        185,758.95     77,480,000.00        185,758.95                 0
       7     25-Jan-05                 0        209,333.85        209,333.85     77,480,000.00        209,333.85                 0
       8     25-Feb-05                 0        214,032.86        214,032.86     77,480,000.00        214,032.86                 0
       9     25-Mar-05                 0        203,273.51        203,273.51     77,480,000.00        203,273.51                 0
      10     25-Apr-05                 0        236,353.00        236,353.00     77,480,000.00        236,353.00                 0
      11     25-May-05                 0        238,837.91        238,837.91     77,480,000.00        238,837.91                 0
      12     25-Jun-05                 0        255,267.80        255,267.80     77,480,000.00        255,267.80                 0
      13     25-Jul-05                 0        255,541.95        255,541.95     77,480,000.00        255,541.95                 0
      14     25-Aug-05                 0        272,579.35        272,579.35     77,480,000.00        272,579.35                 0
      15     25-Sep-05                 0        279,488.76        279,488.76     77,480,000.00        279,488.76                 0
      16     25-Oct-05                 0        276,945.16        276,945.16     77,480,000.00        276,945.16                 0
      17     25-Nov-05                 0        292,857.23        292,857.23     77,480,000.00        292,857.23                 0
      18     25-Dec-05                 0        289,436.87        289,436.87     77,480,000.00        289,436.87                 0
      19     25-Jan-06                 0        308,906.45        308,906.45     77,480,000.00        308,906.45                 0
      20     25-Feb-06                 0        311,274.97        311,274.97     77,480,000.00        311,274.97                 0
      21     25-Mar-06                 0        286,214.22        286,214.22     77,480,000.00        286,214.22                 0
      22     25-Apr-06                 0        322,976.13        322,976.13     77,480,000.00        322,976.13                 0
      23     25-May-06                 0        317,660.25        317,660.25     77,480,000.00        317,660.25                 0
      24     25-Jun-06                 0        331,925.81        331,925.81     77,480,000.00        331,925.81                 0
      25     25-Jul-06                 0        324,869.77        324,869.77     77,480,000.00        324,869.77                 0
      26     25-Aug-06                 0        338,935.96        338,935.96     77,480,000.00        338,935.96                 0
      27     25-Sep-06                 0        341,086.31        341,086.31     77,480,000.00        341,086.31                 0
      28     25-Oct-06                 0        332,165.80        332,165.80     77,480,000.00        332,165.80                 0
      29     25-Nov-06                 0        345,490.42        345,490.42     77,480,000.00        345,490.42                 0
      30     25-Dec-06                 0        336,581.51        336,581.51     77,480,000.00        336,581.51                 0
      31     25-Jan-07                 0        350,303.52        350,303.52     77,480,000.00        350,303.52                 0
      32     25-Feb-07                 0        352,778.79        352,778.79     77,480,000.00        352,778.79                 0
      33     25-Mar-07                 0        320,773.40        320,773.40     77,480,000.00        320,773.40                 0
      34     25-Apr-07                 0        357,835.42        357,835.42     77,480,000.00        357,835.42                 0
      35     25-May-07                 0        348,802.69        348,802.69     77,480,000.00        348,802.69                 0
      36     25-Jun-07                 0        363,078.19        363,078.19     77,480,000.00        363,078.19                 0
      37     25-Jul-07                 0        354,602.72        354,602.72     77,480,000.00        354,602.72                 0
      38     25-Aug-07                 0        369,656.00        369,656.00     77,480,000.00        369,656.00                 0
      39     25-Sep-07                 0        372,765.10        372,765.10     77,480,000.00        372,765.10                 0
      40     25-Oct-07                 0        363,617.51        363,617.51     77,480,000.00        363,617.51                 0
      41     25-Nov-07                 0        378,446.88        378,446.88     77,480,000.00        378,446.88                 0
      42     25-Dec-07                 0        368,662.11        368,662.11     77,480,000.00        368,662.11                 0
      43     25-Jan-08                 0        383,333.38        383,333.38     77,480,000.00        383,333.38                 0
      44     25-Feb-08                 0        385,535.10        385,535.10     77,480,000.00        385,535.10                 0
      45     25-Mar-08                 0        362,433.81        362,433.81     77,480,000.00        362,433.81                 0
      46     25-Apr-08                 0        389,241.33        389,241.33     77,480,000.00        389,241.33                 0
      47     25-May-08                 0        378,210.87        378,210.87     77,480,000.00        378,210.87                 0
      48     25-Jun-08                 0        392,383.79        392,383.79     77,480,000.00        392,383.79                 0
      49     25-Jul-08                 0        381,610.95        381,610.95     77,480,000.00        381,610.95                 0
      50     25-Aug-08                 0        396,715.85        396,715.85     77,480,000.00        396,715.85                 0
      51     25-Sep-08                 0        399,077.70        399,077.70     77,480,000.00        399,077.70                 0
      52     25-Oct-08                 0        388,192.23        388,192.23     77,480,000.00        388,192.23                 0
      53     25-Nov-08                 0        403,171.57        403,171.57     77,480,000.00        403,171.57                 0
      54     25-Dec-08                 0        392,030.72        392,030.72     77,480,000.00        392,030.72                 0
      55     25-Jan-09                 0        406,843.11        406,843.11     77,480,000.00        406,843.11                 0
      56     25-Feb-09                 0        408,469.05        408,469.05     77,480,000.00        408,469.05                 0
      57     25-Mar-09                 0        370,349.92        370,349.92     77,480,000.00        370,349.92                 0
      58     25-Apr-09                 0        411,360.65        411,360.65     77,480,000.00        411,360.65                 0
      59     25-May-09                 0        399,330.63        399,330.63     77,480,000.00        399,330.63                 0
      60     25-Jun-09                 0        413,918.65        413,918.65     77,480,000.00        413,918.65                 0
      61     25-Jul-09                 0        402,152.84        402,152.84     77,480,000.00        402,152.84                 0
      62     25-Aug-09                 0        417,512.13        417,512.13     77,480,000.00        417,512.13                 0
      63     25-Sep-09                 0        419,343.56        419,343.56     77,480,000.00        419,343.56                 0
      64     25-Oct-09                 0        407,409.21        407,409.21     77,480,000.00        407,409.21                 0
      65     25-Nov-09                 0        422,684.84        422,684.84     77,480,000.00        422,684.84                 0
      66     25-Dec-09                 0        410,329.56        410,329.56     77,480,000.00        410,329.56                 0
      67     25-Jan-10                 0        425,297.56        425,297.56     77,480,000.00        425,297.56                 0
      68     25-Feb-10                 0        426,408.43        426,408.43     77,480,000.00        426,408.43                 0
      69     25-Mar-10                 0        386,143.45        386,143.45     77,480,000.00        386,143.45                 0
      70     25-Apr-10                 0        428,422.00        428,422.00     77,480,000.00        428,422.00                 0
      71     25-May-10        453,299.43        415,377.38        868,676.81     77,026,700.57        415,377.38                 0
      72     25-Jun-10      1,602,244.79        427,457.64      2,029,702.43     75,424,455.78        427,457.64                 0
      73     25-Jul-10      1,570,802.33        406,207.21      1,977,009.53     73,853,653.45        406,207.21                 0
      74     25-Aug-10      1,539,959.42        412,553.65      1,952,513.06     72,313,694.04        412,553.65                 0
      75     25-Sep-10      1,509,704.80        405,003.65      1,914,708.45     70,803,989.24        405,003.65                 0
      76     25-Oct-10      1,480,027.43        384,816.14      1,864,843.57     69,323,961.81        384,816.14                 0
      77     25-Nov-10      1,450,916.46        390,370.64      1,841,287.10     67,873,045.35        390,370.64                 0
      78     25-Dec-10      1,422,361.24        370,641.69      1,793,002.93     66,450,684.11        370,641.69                 0
      79     25-Jan-11      1,394,351.34        375,683.24      1,770,034.58     65,056,332.78        375,683.24                 0
      80     25-Feb-11      1,366,876.49        368,442.19      1,735,318.68     63,689,456.28        368,442.19                 0
      81     25-Mar-11      1,339,926.65        326,162.48      1,666,089.14     62,349,529.63        326,162.48                 0
      82     25-Apr-11      1,313,491.95        353,987.53      1,667,479.48     61,036,037.68        353,987.53                 0
      83     25-May-11      1,287,562.69        335,715.50      1,623,278.19     59,748,475.00        335,715.50                 0
      84     25-Jun-11      1,262,129.36        339,677.00      1,601,806.36     58,486,345.63        339,677.00                 0
      85     25-Jul-11      1,237,182.64        322,196.40      1,559,379.05     57,249,162.99        322,196.40                 0
      86     25-Aug-11      1,212,713.38        326,469.86      1,539,183.24     56,036,449.61        326,469.86                 0
      87     25-Sep-11      1,188,712.58        319,936.87      1,508,649.45     54,847,737.03        319,936.87                 0
      88     25-Oct-11      1,165,171.43        303,509.55      1,468,680.99     53,682,565.59        303,509.55                 0
      89     25-Nov-11      1,142,081.28        307,447.46      1,449,528.75     52,540,484.31        307,447.46                 0
      90     25-Dec-11      1,119,433.64        291,613.70      1,411,047.34     51,421,050.67        291,613.70                 0
      91     25-Jan-12      1,097,220.16        295,442.15      1,392,662.31     50,323,830.51        295,442.15                 0
      92     25-Feb-12      1,075,432.68        289,489.89      1,364,922.57     49,248,397.83        289,489.89                 0
      93     25-Mar-12      1,054,063.17        265,406.63      1,319,469.80     48,194,334.66        265,406.63                 0
      94     25-Apr-12      1,033,103.75        278,154.55      1,311,258.30     47,161,230.91        278,154.55                 0
      95     25-May-12      1,012,546.69        263,734.64      1,276,281.33     46,148,684.22        263,734.64                 0
      96     25-Jun-12        992,384.42        267,092.75      1,259,477.17     45,156,299.80        267,092.75                 0
      97     25-Jul-12        972,609.48        253,437.85      1,226,047.33     44,183,690.33        253,437.85                 0
      98     25-Aug-12        953,214.57        256,667.41      1,209,881.99     43,230,475.75        256,667.41                 0
      99     25-Sep-12        934,192.53        251,603.24      1,185,795.77     42,296,283.22        251,603.24                 0
     100     25-Oct-12        915,536.32        238,617.65      1,154,153.98     41,380,746.90        238,617.65                 0
     101     25-Nov-12        897,239.05        241,572.86      1,138,811.90     40,483,507.85        241,572.86                 0
     102     25-Dec-12        879,293.92        229,015.54      1,108,309.46     39,604,213.93        229,015.54                 0
     103     25-Jan-13      4,271,364.94        231,810.89      4,503,175.83     35,332,848.99        231,810.89                 0
     104     25-Feb-13        773,922.75        207,038.29        980,961.03     34,558,926.25        207,038.29                 0
     105     25-Mar-13        758,380.66        183,031.52        941,412.19     33,800,545.58        183,031.52                 0
     106     25-Apr-13        743,138.36        198,421.01        941,559.38     33,057,407.22        198,421.01                 0
     107     25-May-13     33,057,407.22        187,884.25     33,245,291.47                 0        187,884.25                 0


                                                                                     Couponcap
                                                 Couponcap         Couponcap         Shortfall                           Effective
Period          Accum Interest Shortfall         Shortfall   Accum Shortfall           Payback            Coupon            Coupon
Total                                                    0                                   0

       0                               0                 0                 0                 0                 0                 0
       1                               0                 0                 0                 0           1.84144           1.84144
       2                               0                 0                 0                 0           2.06453           2.06453
       3                               0                 0                 0                 0           2.41361           2.41361
       4                               0                 0                 0                 0           2.53934           2.53934
       5                               0                 0                 0                 0           2.70062           2.70062
       6                               0                 0                 0                 0           2.87701           2.87701
       7                               0                 0                 0                 0           3.13755           3.13755
       8                               0                 0                 0                 0           3.20798           3.20798
       9                               0                 0                 0                 0           3.37315           3.37315
      10                               0                 0                 0                 0           3.54252           3.54252
      11                               0                 0                 0                 0           3.69909           3.69909
      12                               0                 0                 0                 0           3.82602           3.82602
      13                               0                 0                 0                 0            3.9578            3.9578
      14                               0                 0                 0                 0           4.08549           4.08549
      15                               0                 0                 0                 0           4.18905           4.18905
      16                               0                 0                 0                 0           4.28929           4.28929
      17                               0                 0                 0                 0           4.38942           4.38942
      18                               0                 0                 0                 0           4.48276           4.48276
      19                               0                 0                 0                 0           4.62997           4.62997
      20                               0                 0                 0                 0           4.66547           4.66547
      21                               0                 0                 0                 0           4.74948           4.74948
      22                               0                 0                 0                 0           4.84085           4.84085
      23                               0                 0                 0                 0           4.91988           4.91988
      24                               0                 0                 0                 0           4.97499           4.97499
      25                               0                 0                 0                 0           5.03154           5.03154
      26                               0                 0                 0                 0           5.08006           5.08006
      27                               0                 0                 0                 0           5.11229           5.11229
      28                               0                 0                 0                 0           5.14454           5.14454
      29                               0                 0                 0                 0            5.1783            5.1783
      30                               0                 0                 0                 0           5.21293           5.21293
      31                               0                 0                 0                 0           5.25044           5.25044
      32                               0                 0                 0                 0           5.28754           5.28754
      33                               0                 0                 0                 0           5.32296           5.32296
      34                               0                 0                 0                 0           5.36333           5.36333
      35                               0                 0                 0                 0           5.40221           5.40221
      36                               0                 0                 0                 0           5.44191           5.44191
      37                               0                 0                 0                 0           5.49204           5.49204
      38                               0                 0                 0                 0            5.5405            5.5405
      39                               0                 0                 0                 0            5.5871            5.5871
      40                               0                 0                 0                 0           5.63166           5.63166
      41                               0                 0                 0                 0           5.67226           5.67226
      42                               0                 0                 0                 0           5.70979           5.70979
      43                               0                 0                 0                 0            5.7455            5.7455
      44                               0                 0                 0                 0            5.7785            5.7785
      45                               0                 0                 0                 0           5.80689           5.80689
      46                               0                 0                 0                 0           5.83405           5.83405
      47                               0                 0                 0                 0           5.85768           5.85768
      48                               0                 0                 0                 0           5.88115           5.88115
      49                               0                 0                 0                 0           5.91034           5.91034
      50                               0                 0                 0                 0           5.94608           5.94608
      51                               0                 0                 0                 0           5.98148           5.98148
      52                               0                 0                 0                 0           6.01227           6.01227
      53                               0                 0                 0                 0           6.04284           6.04284
      54                               0                 0                 0                 0           6.07172           6.07172
      55                               0                 0                 0                 0           6.09787           6.09787
      56                               0                 0                 0                 0           6.12224           6.12224
      57                               0                 0                 0                 0           6.14564           6.14564
      58                               0                 0                 0                 0           6.16558           6.16558
      59                               0                 0                 0                 0           6.18478           6.18478
      60                               0                 0                 0                 0           6.20392           6.20392
      61                               0                 0                 0                 0           6.22849           6.22849
      62                               0                 0                 0                 0           6.25778           6.25778
      63                               0                 0                 0                 0           6.28523           6.28523
      64                               0                 0                 0                 0            6.3099            6.3099
      65                               0                 0                 0                 0           6.33531           6.33531
      66                               0                 0                 0                 0           6.35513           6.35513
      67                               0                 0                 0                 0           6.37447           6.37447
      68                               0                 0                 0                 0           6.39112           6.39112
      69                               0                 0                 0                 0           6.40772           6.40772
      70                               0                 0                 0                 0            6.4213            6.4213
      71                               0                 0                 0                 0           6.43331           6.43331
      72                               0                 0                 0                 0           6.44455           6.44455
      73                               0                 0                 0                 0           6.46274           6.46274
      74                               0                 0                 0                 0           6.48708           6.48708
      75                               0                 0                 0                 0           6.50398           6.50398
      76                               0                 0                 0                 0           6.52194           6.52194
      77                               0                 0                 0                 0           6.53935           6.53935
      78                               0                 0                 0                 0           6.55297           6.55297
      79                               0                 0                 0                 0           6.56543           6.56543
      80                               0                 0                 0                 0           6.57689           6.57689
      81                               0                 0                 0                 0           6.58432           6.58432
      82                               0                 0                 0                 0           6.59319           6.59319
      83                               0                 0                 0                 0           6.60034           6.60034
      84                               0                 0                 0                 0           6.60207           6.60207
      85                               0                 0                 0                 0            6.6107            6.6107
      86                               0                 0                 0                 0           6.62239           6.62239
      87                               0                 0                 0                 0           6.63032           6.63032
      88                               0                 0                 0                 0           6.64041           6.64041
      89                               0                 0                 0                 0           6.65087           6.65087
      90                               0                 0                 0                 0           6.66032           6.66032
      91                               0                 0                 0                 0           6.67225           6.67225
      92                               0                 0                 0                 0           6.68037           6.68037
      93                               0                 0                 0                 0           6.68997           6.68997
      94                               0                 0                 0                 0           6.70241           6.70241
      95                               0                 0                 0                 0           6.71063           6.71063
      96                               0                 0                 0                 0           6.72115           6.72115
      97                               0                 0                 0                 0           6.73495           6.73495
      98                               0                 0                 0                 0           6.74605           6.74605
      99                               0                 0                 0                 0           6.75876           6.75876
     100                               0                 0                 0                 0           6.76989           6.76989
     101                               0                 0                 0                 0           6.77939           6.77939
     102                               0                 0                 0                 0           6.78841           6.78841
     103                               0                 0                 0                 0           6.79725           6.79725
     104                               0                 0                 0                 0           6.80476           6.80476
     105                               0                 0                 0                 0           6.80942           6.80942
     106                               0                 0                 0                 0           6.81718           6.81718
     107                               0                 0                 0                 0           6.82029           6.82029

GSA04SE22 - CF - 4 - M4 - 20 CPR Call (Y)


20 CPR
Call (Y)
LIBOR_1MO=1.34144 . . .

Period       Date            Principal            Interest           Cash Flow           Balance               Sched Princ
Total                        10,869,000.00        4,403,113.58       15,272,113.58                                       0

       0     29-Jun-04                   0                   0                   0       10,869,000.00                   0
       1     25-Jul-04                   0           25,444.76           25,444.76       10,869,000.00                   0
       2     25-Aug-04                   0           32,425.98           32,425.98       10,869,000.00                   0
       3     25-Sep-04                   0           35,693.16           35,693.16       10,869,000.00                   0
       4     25-Oct-04                   0           35,680.57           35,680.57       10,869,000.00                   0
       5     25-Nov-04                   0           38,379.41           38,379.41       10,869,000.00                   0
       6     25-Dec-04                   0           38,739.02           38,739.02       10,869,000.00                   0
       7     25-Jan-05                   0           42,468.82           42,468.82       10,869,000.00                   0
       8     25-Feb-05                   0           43,128.00           43,128.00       10,869,000.00                   0
       9     25-Mar-05                   0           40,350.62           40,350.62       10,869,000.00                   0
      10     25-Apr-05                   0           46,259.10           46,259.10       10,869,000.00                   0
      11     25-May-05                   0           46,185.01           46,185.01       10,869,000.00                   0
      12     25-Jun-05                   0           48,912.50           48,912.50       10,869,000.00                   0
      13     25-Jul-05                   0           48,528.27           48,528.27       10,869,000.00                   0
      14     25-Aug-05                   0           51,340.99           51,340.99       10,869,000.00                   0
      15     25-Sep-05                   0           52,310.25           52,310.25       10,869,000.00                   0
      16     25-Oct-05                   0           51,530.74           51,530.74       10,869,000.00                   0
      17     25-Nov-05                   0           54,185.59           54,185.59       10,869,000.00                   0
      18     25-Dec-05                   0           53,283.10           53,283.10       10,869,000.00                   0
      19     25-Jan-06                   0           56,437.00           56,437.00       10,869,000.00                   0
      20     25-Feb-06                   0           56,769.26           56,769.26       10,869,000.00                   0
      21     25-Mar-06                   0           51,985.65           51,985.65       10,869,000.00                   0
      22     25-Apr-06                   0           58,410.72           58,410.72       10,869,000.00                   0
      23     25-May-06                   0           57,242.31           57,242.31       10,869,000.00                   0
      24     25-Jun-06                   0           59,666.19           59,666.19       10,869,000.00                   0
      25     25-Jul-06                   0           58,253.67           58,253.67       10,869,000.00                   0
      26     25-Aug-06                   0           60,649.58           60,649.58       10,869,000.00                   0
      27     25-Sep-06                   0           60,951.24           60,951.24       10,869,000.00                   0
      28     25-Oct-06                   0           59,277.17           59,277.17       10,869,000.00                   0
      29     25-Nov-06                   0           61,569.05           61,569.05       10,869,000.00                   0
      30     25-Dec-06                   0           59,896.61           59,896.61       10,869,000.00                   0
      31     25-Jan-07                   0           62,244.24           62,244.24       10,869,000.00                   0
      32     25-Feb-07                   0           62,591.47           62,591.47       10,869,000.00                   0
      33     25-Mar-07                   0           56,833.66           56,833.66       10,869,000.00                   0
      34     25-Apr-07                   0           63,300.82           63,300.82       10,869,000.00                   0
      35     25-May-07                   0           61,611.02           61,611.02       10,869,000.00                   0
      36     25-Jun-07                   0           64,036.29           64,036.29       10,869,000.00                   0
      37     25-Jul-07          511,983.78           62,424.65          574,408.43       10,357,016.22                   0
      38     25-Aug-07          208,299.22           61,899.14          270,198.35       10,148,717.01                   0
      39     25-Sep-07          204,277.72           61,061.48          265,339.19        9,944,439.29                   0
      40     25-Oct-07          200,332.25           58,271.60          258,603.85        9,744,107.04                   0
      41     25-Nov-07          196,461.39           59,341.63          255,803.02        9,547,645.65                   0
      42     25-Dec-07          192,663.75           56,568.13          249,231.88        9,354,981.89                   0
      43     25-Jan-08          188,937.96           57,561.85          246,499.81        9,166,043.94                   0
      44     25-Feb-08          185,282.66           56,659.77          241,942.43        8,980,761.28                   0
      45     25-Mar-08          181,696.55           52,138.26          233,834.81        8,799,064.73                   0
      46     25-Apr-08          178,178.33           54,812.20          232,990.53        8,620,886.40                   0
      47     25-May-08          174,726.73           52,139.70          226,866.42        8,446,159.67                   0
      48     25-Jun-08          171,340.50           52,956.40          224,296.90        8,274,819.18                   0
      49     25-Jul-08          168,018.42           50,409.78          218,428.20        8,106,800.76                   0
      50     25-Aug-08          164,759.29           51,281.93          216,041.22        7,942,041.47                   0
      51     25-Sep-08          161,561.93           50,481.80          212,043.72        7,780,479.54                   0
      52     25-Oct-08          158,425.18           48,059.18          206,484.36        7,622,054.36                   0
      53     25-Nov-08          155,347.92           48,850.60          204,198.52        7,466,706.44                   0
      54     25-Dec-08          152,329.02           46,490.95          198,819.97        7,314,377.42                   0
      55     25-Jan-09          149,367.39           47,225.27          196,592.67        7,165,010.03                   0
      56     25-Feb-09          146,461.97           46,411.24          192,873.21        7,018,548.06                   0
      57     25-Mar-09          143,611.69           41,190.67          184,802.37        6,874,936.36                   0
      58     25-Apr-09          140,815.53           44,788.87          185,604.40        6,734,120.83                   0
      59     25-May-09          138,072.47           42,564.02          180,636.49        6,596,048.37                   0
      60     25-Jun-09          135,381.51           43,189.74          178,571.25        6,460,666.86                   0
      61     25-Jul-09          132,741.68           41,070.94          173,812.63        6,327,925.17                   0
      62     25-Aug-09          130,152.03           41,727.60          171,879.63        6,197,773.15                   0
      63     25-Sep-09          127,611.60           41,015.85          168,627.45        6,070,161.55                   0
      64     25-Oct-09          125,119.48           39,000.28          164,119.76        5,945,042.07                   0
      65     25-Nov-09          122,674.76           39,599.70          162,274.45        5,822,367.31                   0
      66     25-Dec-09          120,276.55           37,627.68          157,904.23        5,702,090.76                   0
      67     25-Jan-10          117,923.98           38,173.69          156,097.67        5,584,166.78                   0
      68     25-Feb-10          115,616.20           37,464.29          153,080.49        5,468,550.58                   0
      69     25-Mar-10          113,352.36           33,208.71          146,561.07        5,355,198.22                   0
      70     25-Apr-10          111,131.63           36,067.30          147,198.94        5,244,066.59                   0
      71     25-May-10          108,953.22           34,232.00          143,185.22        5,135,113.37                   0
      72     25-Jun-10          106,816.32           34,687.84          141,504.16        5,028,297.05                   0
      73     25-Jul-10          104,720.16           32,946.83          137,666.98        4,923,576.90                   0
      74     25-Aug-10          102,663.96           33,439.22          136,103.18        4,820,912.94                   0
      75     25-Sep-10          100,646.99           32,812.12          133,459.11        4,720,265.95                   0
      76     25-Oct-10           98,668.50           31,161.39          129,829.88        4,621,597.45                   0
      77     25-Nov-10           96,727.76           31,596.30          128,324.07        4,524,869.69                   0
      78     25-Dec-10           94,824.08           29,988.46          124,812.54        4,430,045.61                   0
      79     25-Jan-11           92,956.76           30,386.22          123,342.97        4,337,088.85                   0
      80     25-Feb-11           91,125.10           29,791.41          120,916.51        4,245,963.75                   0
      81     25-Mar-11           89,328.44           26,367.55          115,695.99        4,156,635.31                   0
      82     25-Apr-11           87,566.13           28,610.22          116,176.35        4,069,069.18                   0
      83     25-May-11           85,837.51           27,128.28          112,965.79        3,983,231.67                   0
      84     25-Jun-11           84,141.96           27,447.14          111,589.10        3,899,089.71                   0
      85     25-Jul-11           82,478.84           26,028.70          108,507.54        3,816,610.87                   0
      86     25-Aug-11           80,847.56           26,365.79          107,213.35        3,735,763.31                   0
      87     25-Sep-11           79,247.51           25,832.79          105,080.30        3,656,515.80                   0
      88     25-Oct-11           77,678.10           24,499.91          102,178.00        3,578,837.71                   0
      89     25-Nov-11           76,138.75           24,810.99          100,949.74        3,502,698.95                   0
      90     25-Dec-11           74,628.91           23,527.40           98,156.30        3,428,070.04                   0
      91     25-Jan-12           73,148.01           23,828.87           96,976.88        3,354,922.03                   0
      92     25-Feb-12           71,695.51           23,343.87           95,039.38        3,283,226.52                   0
      93     25-Mar-12           70,270.88           21,396.53           91,667.40        3,212,955.64                   0
      94     25-Apr-12           68,873.58           22,417.03           91,290.62        3,144,082.06                   0
      95     25-May-12           67,503.11           21,250.41           88,753.52        3,076,578.95                   0
      96     25-Jun-12           66,158.96           21,515.17           87,674.13        3,010,419.99                   0
      97     25-Jul-12           64,840.63           20,408.01           85,248.65        2,945,579.36                   0
      98     25-Aug-12           63,547.64           20,662.22           84,209.86        2,882,031.72                   0
      99     25-Sep-12           62,279.50           20,248.00           82,527.50        2,819,752.21                   0
     100     25-Oct-12           61,035.75           19,197.55           80,233.31        2,758,716.46                   0
     101     25-Nov-12           59,815.94           19,430.64           79,246.58        2,698,900.52                   0
     102     25-Dec-12           58,619.59           18,416.42           77,036.01        2,640,280.93                   0
     103     25-Jan-13          284,757.66           18,637.06          303,394.73        2,355,523.27                   0
     104     25-Feb-13           51,594.85           16,642.27           68,237.12        2,303,928.42                   0
     105     25-Mar-13           50,558.71           14,710.82           65,269.53        2,253,369.71                   0
     106     25-Apr-13           49,542.56           15,944.63           65,487.19        2,203,827.15                   0
     107     25-May-13        2,203,827.15           15,096.75        2,218,923.90                   0                   0

                                                                                                 Accum           Couponcap
Period                       Unsched Princ    Accrued Interest  Interest Shortfall  Interest Shortfall           Shortfall
Total                        10,869,000.00        4,403,113.58                   0                                       0

       0                                 0                   0                   0                   0                   0
       1                                 0           25,444.76                   0                   0                   0
       2                                 0           32,425.98                   0                   0                   0
       3                                 0           35,693.16                   0                   0                   0
       4                                 0           35,680.57                   0                   0                   0
       5                                 0           38,379.41                   0                   0                   0
       6                                 0           38,739.02                   0                   0                   0
       7                                 0           42,468.82                   0                   0                   0
       8                                 0           43,128.00                   0                   0                   0
       9                                 0           40,350.62                   0                   0                   0
      10                                 0           46,259.10                   0                   0                   0
      11                                 0           46,185.01                   0                   0                   0
      12                                 0           48,912.50                   0                   0                   0
      13                                 0           48,528.27                   0                   0                   0
      14                                 0           51,340.99                   0                   0                   0
      15                                 0           52,310.25                   0                   0                   0
      16                                 0           51,530.74                   0                   0                   0
      17                                 0           54,185.59                   0                   0                   0
      18                                 0           53,283.10                   0                   0                   0
      19                                 0           56,437.00                   0                   0                   0
      20                                 0           56,769.26                   0                   0                   0
      21                                 0           51,985.65                   0                   0                   0
      22                                 0           58,410.72                   0                   0                   0
      23                                 0           57,242.31                   0                   0                   0
      24                                 0           59,666.19                   0                   0                   0
      25                                 0           58,253.67                   0                   0                   0
      26                                 0           60,649.58                   0                   0                   0
      27                                 0           60,951.24                   0                   0                   0
      28                                 0           59,277.17                   0                   0                   0
      29                                 0           61,569.05                   0                   0                   0
      30                                 0           59,896.61                   0                   0                   0
      31                                 0           62,244.24                   0                   0                   0
      32                                 0           62,591.47                   0                   0                   0
      33                                 0           56,833.66                   0                   0                   0
      34                                 0           63,300.82                   0                   0                   0
      35                                 0           61,611.02                   0                   0                   0
      36                                 0           64,036.29                   0                   0                   0
      37                        511,983.78           62,424.65                   0                   0                   0
      38                        208,299.22           61,899.14                   0                   0                   0
      39                        204,277.72           61,061.48                   0                   0                   0
      40                        200,332.25           58,271.60                   0                   0                   0
      41                        196,461.39           59,341.63                   0                   0                   0
      42                        192,663.75           56,568.13                   0                   0                   0
      43                        188,937.96           57,561.85                   0                   0                   0
      44                        185,282.66           56,659.77                   0                   0                   0
      45                        181,696.55           52,138.26                   0                   0                   0
      46                        178,178.33           54,812.20                   0                   0                   0
      47                        174,726.73           52,139.70                   0                   0                   0
      48                        171,340.50           52,956.40                   0                   0                   0
      49                        168,018.42           50,409.78                   0                   0                   0
      50                        164,759.29           51,281.93                   0                   0                   0
      51                        161,561.93           50,481.80                   0                   0                   0
      52                        158,425.18           48,059.18                   0                   0                   0
      53                        155,347.92           48,850.60                   0                   0                   0
      54                        152,329.02           46,490.95                   0                   0                   0
      55                        149,367.39           47,225.27                   0                   0                   0
      56                        146,461.97           46,411.24                   0                   0                   0
      57                        143,611.69           41,190.67                   0                   0                   0
      58                        140,815.53           44,788.87                   0                   0                   0
      59                        138,072.47           42,564.02                   0                   0                   0
      60                        135,381.51           43,189.74                   0                   0                   0
      61                        132,741.68           41,070.94                   0                   0                   0
      62                        130,152.03           41,727.60                   0                   0                   0
      63                        127,611.60           41,015.85                   0                   0                   0
      64                        125,119.48           39,000.28                   0                   0                   0
      65                        122,674.76           39,599.70                   0                   0                   0
      66                        120,276.55           37,627.68                   0                   0                   0
      67                        117,923.98           38,173.69                   0                   0                   0
      68                        115,616.20           37,464.29                   0                   0                   0
      69                        113,352.36           33,208.71                   0                   0                   0
      70                        111,131.63           36,067.30                   0                   0                   0
      71                        108,953.22           34,232.00                   0                   0                   0
      72                        106,816.32           34,687.84                   0                   0                   0
      73                        104,720.16           32,946.83                   0                   0                   0
      74                        102,663.96           33,439.22                   0                   0                   0
      75                        100,646.99           32,812.12                   0                   0                   0
      76                         98,668.50           31,161.39                   0                   0                   0
      77                         96,727.76           31,596.30                   0                   0                   0
      78                         94,824.08           29,988.46                   0                   0                   0
      79                         92,956.76           30,386.22                   0                   0                   0
      80                         91,125.10           29,791.41                   0                   0                   0
      81                         89,328.44           26,367.55                   0                   0                   0
      82                         87,566.13           28,610.22                   0                   0                   0
      83                         85,837.51           27,128.28                   0                   0                   0
      84                         84,141.96           27,447.14                   0                   0                   0
      85                         82,478.84           26,028.70                   0                   0                   0
      86                         80,847.56           26,365.79                   0                   0                   0
      87                         79,247.51           25,832.79                   0                   0                   0
      88                         77,678.10           24,499.91                   0                   0                   0
      89                         76,138.75           24,810.99                   0                   0                   0
      90                         74,628.91           23,527.40                   0                   0                   0
      91                         73,148.01           23,828.87                   0                   0                   0
      92                         71,695.51           23,343.87                   0                   0                   0
      93                         70,270.88           21,396.53                   0                   0                   0
      94                         68,873.58           22,417.03                   0                   0                   0
      95                         67,503.11           21,250.41                   0                   0                   0
      96                         66,158.96           21,515.17                   0                   0                   0
      97                         64,840.63           20,408.01                   0                   0                   0
      98                         63,547.64           20,662.22                   0                   0                   0
      99                         62,279.50           20,248.00                   0                   0                   0
     100                         61,035.75           19,197.55                   0                   0                   0
     101                         59,815.94           19,430.64                   0                   0                   0
     102                         58,619.59           18,416.42                   0                   0                   0
     103                        284,757.66           18,637.06                   0                   0                   0
     104                         51,594.85           16,642.27                   0                   0                   0
     105                         50,558.71           14,710.82                   0                   0                   0
     106                         49,542.56           15,944.63                   0                   0                   0
     107                      2,203,827.15           15,096.75                   0                   0                   0


                                           Couponcap Shortfall                               Effective
Period          Couponcap Accum Shortfall              Payback              Coupon             Coupon
Total                                                        0                   0

       0                                 0                   0                   0                   0
       1                                 0                   0             3.24144             3.24144
       2                                 0                   0             3.46453             3.46453
       3                                 0                   0             3.81361             3.81361
       4                                 0                   0             3.93934             3.93934
       5                                 0                   0             4.10062             4.10062
       6                                 0                   0             4.27701             4.27701
       7                                 0                   0             4.53755             4.53755
       8                                 0                   0             4.60798             4.60798
       9                                 0                   0             4.77315             4.77315
      10                                 0                   0             4.94252             4.94252
      11                                 0                   0             5.09909             5.09909
      12                                 0                   0             5.22602             5.22602
      13                                 0                   0              5.3578              5.3578
      14                                 0                   0             5.48549             5.48549
      15                                 0                   0             5.58905             5.58905
      16                                 0                   0             5.68929             5.68929
      17                                 0                   0             5.78942             5.78942
      18                                 0                   0             5.88276             5.88276
      19                                 0                   0             6.02997             6.02997
      20                                 0                   0             6.06547             6.06547
      21                                 0                   0             6.14948             6.14948
      22                                 0                   0             6.24085             6.24085
      23                                 0                   0             6.31988             6.31988
      24                                 0                   0             6.37499             6.37499
      25                                 0                   0             6.43154             6.43154
      26                                 0                   0             6.48006             6.48006
      27                                 0                   0             6.51229             6.51229
      28                                 0                   0             6.54454             6.54454
      29                                 0                   0              6.5783              6.5783
      30                                 0                   0             6.61293             6.61293
      31                                 0                   0             6.65044             6.65044
      32                                 0                   0             6.68754             6.68754
      33                                 0                   0             6.72296             6.72296
      34                                 0                   0             6.76333             6.76333
      35                                 0                   0             6.80221             6.80221
      36                                 0                   0             6.84191             6.84191
      37                                 0                   0             6.89204             6.89204
      38                                 0                   0              6.9405              6.9405
      39                                 0                   0              6.9871              6.9871
      40                                 0                   0             7.03166             7.03166
      41                                 0                   0             7.07226             7.07226
      42                                 0                   0             7.10979             7.10979
      43                                 0                   0              7.1455              7.1455
      44                                 0                   0              7.1785              7.1785
      45                                 0                   0             7.20689             7.20689
      46                                 0                   0             7.23405             7.23405
      47                                 0                   0             7.25768             7.25768
      48                                 0                   0             7.28115             7.28115
      49                                 0                   0             7.31034             7.31034
      50                                 0                   0             7.34608             7.34608
      51                                 0                   0             7.38148             7.38148
      52                                 0                   0             7.41227             7.41227
      53                                 0                   0             7.44284             7.44284
      54                                 0                   0             7.47172             7.47172
      55                                 0                   0             7.49787             7.49787
      56                                 0                   0             7.52224             7.52224
      57                                 0                   0             7.54564             7.54564
      58                                 0                   0             7.56558             7.56558
      59                                 0                   0             7.58478             7.58478
      60                                 0                   0             7.60392             7.60392
      61                                 0                   0             7.62849             7.62849
      62                                 0                   0             7.65778             7.65778
      63                                 0                   0             7.68523             7.68523
      64                                 0                   0              7.7099              7.7099
      65                                 0                   0             7.73531             7.73531
      66                                 0                   0             7.75513             7.75513
      67                                 0                   0             7.77447             7.77447
      68                                 0                   0             7.79112             7.79112
      69                                 0                   0             7.80772             7.80772
      70                                 0                   0              7.8213              7.8213
      71                                 0                   0             7.83331             7.83331
      72                                 0                   0             7.84455             7.84455
      73                                 0                   0             7.86274             7.86274
      74                                 0                   0             7.88708             7.88708
      75                                 0                   0             7.90398             7.90398
      76                                 0                   0             7.92194             7.92194
      77                                 0                   0             7.93935             7.93935
      78                                 0                   0             7.95297             7.95297
      79                                 0                   0             7.96543             7.96543
      80                                 0                   0             7.97689             7.97689
      81                                 0                   0             7.98432             7.98432
      82                                 0                   0             7.99319             7.99319
      83                                 0                   0             8.00034             8.00034
      84                                 0                   0             8.00207             8.00207
      85                                 0                   0              8.0107              8.0107
      86                                 0                   0             8.02239             8.02239
      87                                 0                   0             8.03032             8.03032
      88                                 0                   0             8.04041             8.04041
      89                                 0                   0             8.05087             8.05087
      90                                 0                   0             8.06032             8.06032
      91                                 0                   0             8.07225             8.07225
      92                                 0                   0             8.08037             8.08037
      93                                 0                   0             8.08997             8.08997
      94                                 0                   0             8.10241             8.10241
      95                                 0                   0             8.11063             8.11063
      96                                 0                   0             8.12115             8.12115
      97                                 0                   0             8.13495             8.13495
      98                                 0                   0             8.14605             8.14605
      99                                 0                   0             8.15876             8.15876
     100                                 0                   0             8.16989             8.16989
     101                                 0                   0             8.17939             8.17939
     102                                 0                   0             8.18841             8.18841
     103                                 0                   0             8.19725             8.19725
     104                                 0                   0             8.20476             8.20476
     105                                 0                   0             8.20942             8.20942
     106                                 0                   0             8.21718             8.21718
     107                                 0                   0             8.22029             8.22029

---------------------------------------------------------
Assumptions:
---------------------------------------------------------
Severity                                            100%
Advances                                            100%
Lag             12 months
Libor           Forward
Losses          SP default assumptions(on original pool)
Prepays         SP prepays for nim bonds
To Maturity

                              ------------------------- --------------------------- ----------------------------- ------------------
                                        LTV                          DTI                         FICO                     Doc
                                                                                                                            Non-Full
                              Avg LTV  Min LTV  Max LTV   Avg DTI  Min DTI  Max DTI  Avg FICO  Min FICO  Max FICO  Full Doc   Doc
                              ------------------------- --------------------------- ----------------------------- ------------------
 -----------------------------------------------------------------------------------------------------------------------------------
                IO Loans

 Low Bal        < $50k
                $50k to $100k

 High Coupon    8% to 9%
                9% to 10%
                > 10%

 Occupancy      Non-Owner Occ

                2nd lien

 Doc Type       Non-Full Doc

 Property Type  Non SFR

 Delinq         60+ days
 -----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Top 5 States    Top 5 Prop   Doc Type     Purpose          OCC Codes     Orig Prepay Penalty
--------------------------------------------------------------------------------------------
CA 40%          SFR 66%      Reduced 36%  PUPCHASE 50%     Owner 87%     0mo  25%
FL 9%           PUD 18%      Full 25%     REFI 38%         2nd Home 12%  12mo  29%
                                                           Invest. 2%    24mo 22%

----------------
Largest 10 Loans
----------------

    Balance       State        MSA     Loan Type    LTV      DTI     FICO   Prop Type  Purpose   Occ Codes    Orig Prepay Penalty
---------------------------------------------------------------------------------------------------------------------------------

  $2,100,000        CA                 3/1 Libor    75%      25%     685       SFR     Refi NC    Primary Home       24

GSAMP 2004-SEA2
   Run 10

   Assumptions
          100% Severity, 12 mth lag
          Libor/Omdr curves as indicated
          0% principal advances/100% interest advances
          SP Prepayment curves/Original Omdr distribution


                      ----------------------------------
                                 1 mth Libor
                      ----------------------------------

Period        - 50 bps   Base      + 200 bps   + 400 bps

          1   0.84144    1.34144     3.34144    5.34144
          2   1.06453    1.56453     3.56453    5.56453
          3   1.41361    1.91361     3.91361    5.91361
          4   1.53934    2.03934     4.03934    6.03934
          5   1.70062    2.20062     4.20062    6.20062
          6   1.87701    2.37701     4.37701    6.37701
          7   2.13755    2.63755     4.63755    6.63755
          8   2.20798    2.70798     4.70798    6.70798
          9   2.37315    2.87315     4.87315    6.87315
         10   2.54252    3.04252     5.04252    7.04252
         11   2.69909    3.19909     5.19909    7.19909
         12   2.82602    3.32602     5.32602    7.32602
         13    2.9578     3.4578      5.4578     7.4578
         14   3.08549    3.58549     5.58549    7.58549
         15   3.18905    3.68905     5.68905    7.68905
         16   3.28929    3.78929     5.78929    7.78929
         17   3.38942    3.88942     5.88942    7.88942
         18   3.48276    3.98276     5.98276    7.98276
         19   3.62997    4.12997     6.12997    8.12997
         20   3.66547    4.16547     6.16547    8.16547
         21   3.74948    4.24948     6.24948    8.24948
         22   3.84085    4.34085     6.34085    8.34085
         23   3.91988    4.41988     6.41988    8.41988
         24   3.97499    4.47499     6.47499    8.47499
         25   4.03154    4.53154     6.53154    8.53154
         26   4.08006    4.58006     6.58006    8.58006
         27   4.11229    4.61229     6.61229    8.61229
         28   4.14454    4.64454     6.64454    8.64454
         29    4.1783     4.6783      6.6783     8.6783
         30   4.21293    4.71293     6.71293    8.71293
         31   4.25044    4.75044     6.75044    8.75044
         32   4.28754    4.78754     6.78754    8.78754
         33   4.32296    4.82296     6.82296    8.82296
         34   4.36333    4.86333     6.86333    8.86333
         35   4.40221    4.90221     6.90221    8.90221
         36   4.44191    4.94191     6.94191    8.94191
         37   4.49204    4.99204     6.99204    8.99204
         38    4.5405     5.0405      7.0405     9.0405
         39    4.5871     5.0871      7.0871     9.0871
         40   4.63166    5.13166     7.13166    9.13166
         41   4.67226    5.17226     7.17226    9.17226
         42   4.70979    5.20979     7.20979    9.20979
         43    4.7455     5.2455      7.2455     9.2455
         44    4.7785     5.2785      7.2785     9.2785
         45   4.80689    5.30689     7.30689    9.30689
         46   4.83405    5.33405     7.33405    9.33405
         47   4.85768    5.35768     7.35768    9.35768
         48   4.88115    5.38115     7.38115    9.38115
         49   4.91034    5.41034     7.41034    9.41034
         50   4.94608    5.44608     7.44608    9.44608
         51   4.98148    5.48148     7.48148    9.48148
         52   5.01227    5.51227     7.51227    9.51227
         53   5.04284    5.54284     7.54284    9.54284
         54   5.07172    5.57172     7.57172    9.57172
         55   5.09787    5.59787     7.59787    9.59787
         56   5.12224    5.62224     7.62224    9.62224
         57   5.14564    5.64564     7.64564    9.64564
         58   5.16558    5.66558     7.66558    9.66558
         59   5.18478    5.68478     7.68478    9.68478
         60   5.20392    5.70392     7.70392    9.70392
         61   5.22849    5.72849     7.72849    9.72849
         62   5.25778    5.75778     7.75778    9.75778
         63   5.28523    5.78523     7.78523    9.78523
         64    5.3099     5.8099      7.8099     9.8099
         65   5.33531    5.83531     7.83531    9.83531
         66   5.35513    5.85513     7.85513    9.85513
         67   5.37447    5.87447     7.87447    9.87447
         68   5.39112    5.89112     7.89112    9.89112
         69   5.40772    5.90772     7.90772    9.90772
         70    5.4213     5.9213      7.9213     9.9213
         71   5.43331    5.93331     7.93331    9.93331
         72   5.44455    5.94455     7.94455    9.94455
         73   5.46274    5.96274     7.96274    9.96274
         74   5.48708    5.98708     7.98708    9.98708
         75   5.50398    6.00398     8.00398   10.00398
         76   5.52194    6.02194     8.02194   10.02194
         77   5.53935    6.03935     8.03935   10.03935
         78   5.55297    6.05297     8.05297   10.05297
         79   5.56543    6.06543     8.06543   10.06543
         80   5.57689    6.07689     8.07689   10.07689
         81   5.58432    6.08432     8.08432   10.08432
         82   5.59319    6.09319     8.09319   10.09319
         83   5.60034    6.10034     8.10034   10.10034
         84   5.60207    6.10207     8.10207   10.10207
         85    5.6107     6.1107      8.1107    10.1107
         86   5.62239    6.12239     8.12239   10.12239
         87   5.63032    6.13032     8.13032   10.13032
         88   5.64041    6.14041     8.14041   10.14041
         89   5.65087    6.15087     8.15087   10.15087
         90   5.66032    6.16032     8.16032   10.16032
         91   5.67225    6.17225     8.17225   10.17225
         92   5.68037    6.18037     8.18037   10.18037
         93   5.68997    6.18997     8.18997   10.18997
         94   5.70241    6.20241     8.20241   10.20241
         95   5.71063    6.21063     8.21063   10.21063
         96   5.72115    6.22115     8.22115   10.22115
         97   5.73495    6.23495     8.23495   10.23495
         98   5.74605    6.24605     8.24605   10.24605
         99   5.75876    6.25876     8.25876   10.25876
        100   5.76989    6.26989     8.26989   10.26989
        101   5.77939    6.27939     8.27939   10.27939
        102   5.78841    6.28841     8.28841   10.28841
        103   5.79725    6.29725     8.29725   10.29725
        104   5.80476    6.30476     8.30476   10.30476
        105   5.80942    6.30942     8.30942   10.30942
        106   5.81718    6.31718     8.31718   10.31718
        107   5.82029    6.32029     8.32029   10.32029
        108   5.82534    6.32534     8.32534   10.32534
        109   5.83174    6.33174     8.33174   10.33174
        110   5.83857    6.33857     8.33857   10.33857
        111   5.84769    6.34769     8.34769   10.34769
        112   5.85194    6.35194     8.35194   10.35194
        113   5.86094    6.36094     8.36094   10.36094
        114    5.8673     6.3673      8.3673    10.3673
        115   5.87261    6.37261     8.37261   10.37261
        116   5.87999    6.37999     8.37999   10.37999
        117    5.8843     6.3843      8.3843    10.3843
        118   5.89184    6.39184     8.39184   10.39184
        119   5.89715    6.39715     8.39715   10.39715
        120   5.90478    6.40478     8.40478   10.40478
        121    5.9085     6.4085      8.4085    10.4085
        122    5.9169     6.4169      8.4169    10.4169
        123   5.92442    6.42442     8.42442   10.42442
        124   5.92924    6.42924     8.42924   10.42924
        125   5.93664    6.43664     8.43664   10.43664
        126   5.94291    6.44291     8.44291   10.44291
        127   5.94832    6.44832     8.44832   10.44832
        128   5.95402    6.45402     8.45402   10.45402
        129    5.9602     6.4602      8.4602    10.4602
        130   5.96438    6.46438     8.46438   10.46438
        131   5.97003    6.47003     8.47003   10.47003
        132   5.97635    6.47635     8.47635   10.47635
        133   5.97992    6.47992     8.47992   10.47992
        134   5.98654    6.48654     8.48654   10.48654
        135   5.99227    6.49227     8.49227   10.49227
        136   5.99742    6.49742     8.49742   10.49742
        137   6.00519    6.50519     8.50519   10.50519
        138   6.00816    6.50816     8.50816   10.50816
        139   6.01573    6.51573     8.51573   10.51573
        140    6.0226     6.5226      8.5226    10.5226
        141   6.02632    6.52632     8.52632   10.52632
        142   6.03415    6.53415     8.53415   10.53415
        143   6.04201    6.54201     8.54201   10.54201
        144   6.04555    6.54555     8.54555   10.54555
        145   6.05432    6.55432     8.55432   10.55432
        146   6.06367    6.56367     8.56367   10.56367
        147   6.06999    6.56999     8.56999   10.56999
        148   6.07664    6.57664     8.57664   10.57664
        149   6.08338    6.58338     8.58338   10.58338
        150   6.08829    6.58829     8.58829   10.58829
        151   6.09513    6.59513     8.59513   10.59513
        152   6.09703    6.59703     8.59703   10.59703
        153   6.09981    6.59981     8.59981   10.59981
        154   6.10454    6.60454     8.60454   10.60454
        155   6.10762    6.60762     8.60762   10.60762
        156   6.10776    6.60776     8.60776   10.60776
        157   6.11399    6.61399     8.61399   10.61399
        158   6.12133    6.62133     8.62133   10.62133
        159   6.12712    6.62712     8.62712   10.62712
        160   6.13254    6.63254     8.63254   10.63254
        161   6.13434    6.63434     8.63434   10.63434
        162   6.13748    6.63748     8.63748   10.63748
        163   6.14032    6.64032     8.64032   10.64032
        164   6.13968    6.63968     8.63968   10.63968
        165   6.13804    6.63804     8.63804   10.63804
        166   6.13965    6.63965     8.63965   10.63965
        167   6.13471    6.63471     8.63471   10.63471
        168   6.13217    6.63217     8.63217   10.63217
        169   6.13466    6.63466     8.63466   10.63466
        170    6.1354     6.6354      8.6354    10.6354
        171   6.13818    6.63818     8.63818   10.63818
        172   6.13881    6.63881     8.63881   10.63881
        173   6.13783    6.63783     8.63783   10.63783
        174   6.13653    6.63653     8.63653   10.63653
        175   6.13484    6.63484     8.63484   10.63484
        176   6.13151    6.63151     8.63151   10.63151
        177   6.12558    6.62558     8.62558   10.62558
        178    6.1229     6.6229      8.6229    10.6229
        179   6.11492    6.61492     8.61492   10.61492
        180   6.10929    6.60929     8.60929   10.60929
        181   6.10578    6.60578     8.60578   10.60578
        182   6.10341    6.60341     8.60341   10.60341
        183   6.10326    6.60326     8.60326   10.60326
        184    6.0982     6.5982      8.5982    10.5982
        185   6.09848    6.59848     8.59848   10.59848
        186   6.09551    6.59551     8.59551   10.59551
        187   6.09191    6.59191     8.59191   10.59191
        188   6.09059    6.59059     8.59059   10.59059
        189   6.08786    6.58786     8.58786   10.58786
        190   6.08388    6.58388     8.58388   10.58388
        191   6.08162    6.58162     8.58162   10.58162
        192   6.07969    6.57969     8.57969   10.57969
        193   6.07468    6.57468     8.57468   10.57468
        194   6.07258    6.57258     8.57258   10.57258
        195   6.06905    6.56905     8.56905   10.56905
        196   6.06484    6.56484     8.56484   10.56484
        197   6.06276    6.56276     8.56276   10.56276
        198    6.0559     6.5559      8.5559    10.5559
        199   6.05382    6.55382     8.55382   10.55382
        200   6.04856    6.54856     8.54856   10.54856
        201   6.04555    6.54555     8.54555   10.54555
        202   6.04057    6.54057     8.54057   10.54057
        203   6.03612    6.53612     8.53612   10.53612
        204   6.03205    6.53205     8.53205   10.53205
        205   6.02667    6.52667     8.52667   10.52667
        206   6.02336    6.52336     8.52336   10.52336
        207   6.01587    6.51587     8.51587   10.51587
        208   6.01144    6.51144     8.51144   10.51144
        209   6.00721    6.50721     8.50721   10.50721
        210         6        6.5         8.5       10.5
        211   5.99568    6.49568     8.49568   10.49568
        212   5.98988    6.48988     8.48988   10.48988
        213   5.98248    6.48248     8.48248   10.48248
        214   5.97846    6.47846     8.47846   10.47846
        215   5.97321    6.47321     8.47321   10.47321
        216   5.96408    6.46408     8.46408   10.46408
        217   5.95919    6.45919     8.45919   10.45919
        218   5.95374    6.45374     8.45374   10.45374
        219   5.94585    6.44585     8.44585   10.44585
        220   5.93921    6.43921     8.43921   10.43921
        221   5.93289    6.43289     8.43289   10.43289
        222    5.9253     6.4253      8.4253    10.4253
        223   5.91962    6.41962     8.41962   10.41962
        224   5.90993    6.40993     8.40993   10.40993
        225   5.90244    6.40244     8.40244   10.40244
        226   5.89685    6.39685     8.39685   10.39685
        227   5.88949    6.38949     8.38949   10.38949
        228   5.87999    6.37999     8.37999   10.37999
        229   5.87288    6.37288     8.37288   10.37288
        230    5.8658     6.3658      8.3658    10.3658
        231   5.85634    6.35634     8.35634   10.35634
        232   5.84899    6.34899     8.34899   10.34899
        233   5.83885    6.33885     8.33885   10.33885
        234    5.8311     6.3311      8.3311    10.3311
        235   5.82334    6.32334     8.32334   10.32334
        236   5.81322    6.31322     8.31322   10.31322
        237   5.80398    6.30398     8.30398   10.30398
        238   5.79651    6.29651     8.29651   10.29651
        239   5.78561    6.28561     8.28561   10.28561
        240   5.77744    6.27744     8.27744   10.27744
        241   5.76662    6.26662     8.26662   10.26662
        242   5.75509    6.25509     8.25509   10.25509
        243   5.74556    6.24556     8.24556   10.24556
        244   5.73226    6.23226     8.23226   10.23226
        245   5.72417    6.22417     8.22417   10.22417
        246   5.71308    6.21308     8.21308   10.21308
        247   5.70216    6.20216     8.20216   10.20216
        248   5.69356    6.19356     8.19356   10.19356
        249   5.68264    6.18264     8.18264   10.18264
        250   5.67508    6.17508     8.17508   10.17508
        251   5.66529    6.16529     8.16529   10.16529
        252    5.6575     6.1575      8.1575    10.1575
        253     5.646      6.146       8.146     10.146
        254   5.63918    6.13918     8.13918   10.13918
        255   5.63093    6.13093     8.13093   10.13093
        256   5.62107    6.12107     8.12107   10.12107
        257   5.61414    6.11414     8.11414   10.11414
        258    5.6061     6.1061      8.1061    10.1061
        259   5.59787    6.09787     8.09787   10.09787
        260   5.59047    6.09047     8.09047   10.09047
        261   5.58365    6.08365     8.08365   10.08365
        262    5.5756     6.0756      8.0756    10.0756
        263   5.56939    6.06939     8.06939   10.06939
        264   5.56353    6.06353     8.06353   10.06353
        265   5.55544    6.05544     8.05544   10.05544
        266   5.55018    6.05018     8.05018   10.05018
        267    5.5439     6.0439      8.0439    10.0439
        268    5.5374     6.0374      8.0374    10.0374
        269   5.53294    6.03294     8.03294   10.03294
        270   5.52482    6.02482     8.02482   10.02482
        271    5.5211     6.0211      8.0211    10.0211
        272   5.51496    6.01496     8.01496   10.01496
        273   5.51102    6.01102     8.01102   10.01102
        274   5.50568    6.00568     8.00568   10.00568
        275   5.50111    6.00111     8.00111   10.00111
        276   5.49716    5.99716     7.99716    9.99716
        277    5.4924     5.9924      7.9924     9.9924
        278   5.48969    5.98969     7.98969    9.98969
        279   5.48377    5.98377     7.98377    9.98377
        280   5.48071    5.98071     7.98071    9.98071
        281   5.47816    5.97816     7.97816    9.97816
        282   5.47338    5.97338     7.97338    9.97338
        283   5.47133    5.97133     7.97133    9.97133
        284   5.46837    5.96837     7.96837    9.96837
        285   5.46471    5.96471     7.96471    9.96471
        286   5.46322    5.96322     7.96322    9.96322
        287   5.46085    5.96085     7.96085    9.96085
        288   5.45822    5.95822     7.95822    9.95822
        289   5.45631    5.95631     7.95631    9.95631
        290   5.45505    5.95505     7.95505    9.95505
        291   5.45346    5.95346     7.95346    9.95346
        292   5.45255    5.95255     7.95255    9.95255
        293   5.44991    5.94991     7.94991    9.94991
        294   5.44945    5.94945     7.94945    9.94945
        295   5.44964    5.94964     7.94964    9.94964
        296   5.44806    5.94806     7.94806    9.94806
        297    5.4467     5.9467      7.9467     9.9467
        298   5.44894    5.94894     7.94894    9.94894
        299   5.44647    5.94647     7.94647    9.94647
        300   5.44788    5.94788     7.94788    9.94788
        301   5.44232    5.94232     7.94232    9.94232
        302   5.43263    5.93263     7.93263    9.93263
        303   5.42574    5.92574     7.92574    9.92574
        304   5.41785    5.91785     7.91785    9.91785
        305   5.40983    5.90983     7.90983    9.90983
        306   5.40265    5.90265     7.90265    9.90265
        307   5.39607    5.89607     7.89607    9.89607
        308   5.38912    5.88912     7.88912    9.88912
        309   5.38129    5.88129     7.88129    9.88129
        310   5.37694    5.87694     7.87694    9.87694
        311   5.36936    5.86936     7.86936    9.86936
        312   5.36449    5.86449     7.86449    9.86449
        313   5.35872    5.85872     7.85872    9.85872
        314   5.35279    5.85279     7.85279    9.85279
        315   5.34883    5.84883     7.84883    9.84883
        316   5.34148    5.84148     7.84148    9.84148
        317   5.33831    5.83831     7.83831    9.83831
        318   5.33412    5.83412     7.83412    9.83412
        319   5.32842    5.82842     7.82842    9.82842
        320   5.32538    5.82538     7.82538    9.82538
        321   5.32027    5.82027     7.82027    9.82027
        322   5.31821    5.81821     7.81821    9.81821
        323   5.31437    5.81437     7.81437    9.81437
        324   5.31254    5.81254     7.81254    9.81254
        325    5.3073     5.8073      7.8073     9.8073
        326   5.30612    5.80612     7.80612    9.80612
        327   5.30407    5.80407     7.80407    9.80407
        328   5.30047    5.80047     7.80047    9.80047
        329   5.29947    5.79947     7.79947    9.79947
        330    5.2977     5.7977      7.7977     9.7977
        331   5.29573    5.79573     7.79573    9.79573
        332   5.29448    5.79448     7.79448    9.79448
        333    5.2939     5.7939      7.7939     9.7939
        334   5.29263    5.79263     7.79263    9.79263
        335   5.29206    5.79206     7.79206    9.79206
        336   5.29217    5.79217     7.79217    9.79217
        337   5.29159    5.79159     7.79159    9.79159
        338   5.29311    5.79311     7.79311    9.79311
        339   5.29161    5.79161     7.79161    9.79161
        340   5.29265    5.79265     7.79265    9.79265
        341   5.29441    5.79441     7.79441    9.79441
        342   5.29406    5.79406     7.79406    9.79406
        343   5.29626    5.79626     7.79626    9.79626
        344    5.2978     5.7978      7.7978     9.7978
        345   5.29809    5.79809     7.79809    9.79809
        346   5.30139    5.80139     7.80139    9.80139
        347   5.30414    5.80414     7.80414    9.80414
        348   5.30517    5.80517     7.80517    9.80517
        349   5.30822    5.80822     7.80822    9.80822
        350    5.3121     5.8121      7.8121     9.8121
        351   5.31435    5.81435     7.81435    9.81435
        352   5.31766    5.81766     7.81766    9.81766
        353   5.32173    5.82173     7.82173    9.82173
        354   5.32509    5.82509     7.82509    9.82509
        355    5.3307     5.8307      7.8307     9.8307
        356   5.33319    5.83319     7.83319    9.83319
        357   5.33695    5.83695     7.83695    9.83695
        358   5.34296    5.84296     7.84296    9.84296
        359   5.34803    5.84803     7.84803    9.84803
        360   5.35273    5.85273     7.85273    9.85273
        361   5.35707    5.85707     7.85707    9.85707




             ---------------------------------------------
                             Omdr curves
             ---------------------------------------------

SP Loss Dist   1% Loss      2% Loss    3% Loss    4% Loss

        0.04      0.04         0.08       0.12       0.16
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
      0.0575    0.0575        0.115     0.1725       0.23
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
      0.0625    0.0625        0.125     0.1875       0.25
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
        0.13      0.13         0.26       0.39       0.52
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
      0.1025    0.1025        0.205     0.3075       0.41
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
         0.1       0.1          0.2        0.3        0.4
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
       0.095     0.095         0.19      0.285       0.38
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
        0.09      0.09         0.18       0.27       0.36
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
        0.09      0.09         0.18       0.27       0.36
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
      0.0775    0.0775        0.155     0.2325       0.31
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
      0.0575    0.0575        0.115     0.1725       0.23
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
       0.055     0.055         0.11      0.165       0.22
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
           0         0            0          0          0
      0.0425    0.0425        0.085     0.1275       0.17
           0         0            0          0          0


                      ----------------------------------------------------------
1     SP BB exp loss?                       FF               LS              LC
                                     -------------------------------------------
                           BB:            11.34%           35.28%          4.00%
                      ----------------------------------------------------------

2     % Loss of "BB" Class Princ
      --------------------------


                                   ---------------------------------------------------------------------
TRIGGERS FAIL                                                   Libor forward - 50
% Writedown                                   100%                     125%                       150%
               --------------
                 Coll Loss %                           Prepay Ramp
--------------------------------------------------------------------------------------------------------
                      1      0.00 (0.00%)              0.00 (0.00%)              0.00 (0.00%)

                      2      0.00 (0.00%)              1,182,798.43 (19.04%)     3,162,713.08 (50.92%)
S&P Loss Ramp*
                      3      1,285,534.94 (20.70%)     4,964,713.71 (79.93%)     6,211,000.00 (100.00%)

                      4      4,680,463.92 (75.36%)     6,211,000.00 (100.00%)    6,211,000.00 (100.00%)
--------------------------------------------------------------------------------------------------------

                                   ---------------------------------------------------------------------
TRIGGERS FAIL                                                   Libor forward
% Writedown                                   100%                     125%                       150%
               --------------
                 Coll Loss %                                    Prepay Ramp
               -----------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                      1      0.00 (0.00%)              0.00 (0.00%)              0.00 (0.00%)

                      2      0.00 (0.00%)              1,699,408.86 (27.36%)     3,716,419.89 (59.84%)
S&P Loss Ramp*
                      3      2,398,444.96 (38.62%)     5,816,833.78 (93.65%)     6,211,000.00 (100.00%)

                      4      6,120,411.48 (98.54%)     6,211,000.00 (100.00%)    6,211,000.00 (100.00%)
--------------------------------------------------------------------------------------------------------
                             ---------------------------------------------------------------------------
TRIGGERS FAIL                                                   Libor forward +200
% Writedown                                   100%                     125%                       150%
               --------------
                 Coll Loss %                                       Prepay Ramp
               ------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                      1      0.00 (0.00%)              0.00 (0.00%)              704,136.48 (11.34%)

                      2      3,490,206.81 (56.19%)     5,215,732.91 (83.98%)     6,211,000.00 (100.00%)
S&P Loss Ramp*
                      3      6,211,000.00 (100.00%)    6,211,000.00 (100.00%)    6,211,000.00 (100.00%)

                      4      6,211,000.00 (100.00%)    6,211,000.00 (100.00%)    6,211,000.00 (100.00%)
---------------------------------------------------------------------------------------------------------
TRIGGERS FAIL                                                   Libor forward + 400
% Writedown                                   100%                     125%                       150%
               --------------
                 Coll Loss %                                       Prepay Ramp
               ------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                      1      2,181,218.79 (35.12%)     2,388,838.79 (38.46%)     2,544,149.79 (40.96%)

                      2      6,211,000.00 (100.00%)    6,211,000.00 (100.00%)    6,211,000.00 (100.00%)
S&P Loss Ramp*
                      3      6,211,000.00 (100.00%)    6,211,000.00 (100.00%)    6,211,000.00 (100.00%)

                      4      6,211,000.00 (100.00%)    6,211,000.00 (100.00%)    6,211,000.00 (100.00%)
---------------------------------------------------------------------------------------------------------




         3     % Loss of "BB" Class Princ
               --------------------------

                                           -----------------------------------------------------------------------------------------
TRIGGERS PASS                                                                      Libor forward - 50
% Writedown                                              100%                              125%                                150%
                     ----------------------
                            Coll Loss %                                            Prepay Ramp
                     ---------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                  1        0.00 (0.00)                       0.00 (0.00)                       0.00 (0.00)

                                  2        0.00 (0.00)                       0.00 (0.00)                       0.00 (0.00)
S&P Loss Ramp
                                  3        0.00 (0.00)                       20,846.92 (0.34)                  311,387.82 (5.01)

                                  4        578,954.23 (9.32)                 871,787.71 (14.04)                1,152,111.68 (18.55)
------------------------------------------------------------------------------------------------------------------------------------

                                           -----------------------------------------------------------------------------------------
TRIGGERS PASS                                                                      Libor forward
% Writedown                                              100%                              125%                                150%
                     ----------------------
                            Coll Loss %                                            Prepay Ramp
                     ---------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                  1        0.00 (0.00)                       0.00 (0.00)                       0.00 (0.00)

                                  2        0.00 (0.00)                       0.00 (0.00)                       0.00 (0.00)
S&P Loss Ramp
                                  3        0.00 (0.00)                       294,284.55 (4.74)                 654,437.62 (10.54)

                                  4        1,061,817.45 (17.10)              1,685,846.21 (27.14)              1,485,910.43 (23.92)
------------------------------------------------------------------------------------------------------------------------------------

                                           -----------------------------------------------------------------------------------------
TRIGGERS PASS                                                                      Libor forward +200
% Writedown                                              100%                              125%                                150%
                     ----------------------
                            Coll Loss %                                            Prepay Ramp
                     ---------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                  1        0.00 (0.00)                       0.00 (0.00)                       0.00 (0.00)

                                  2        1,615,347.39 (26.01)              1,701,418.83 (27.39)              1,055,359.65 (16.99)
S&P Loss Ramp
                                  3        3,781,628.89 (60.89)              3,217,010.84 (51.80)              1,936,548.21 (31.18)

                                  4        5,263,832.61 (84.75)              4,677,074.15 (75.30)              3,187,512.42 (51.32)
------------------------------------------------------------------------------------------------------------------------------------

                                           -----------------------------------------------------------------------------------------
TRIGGERS PASS                                                                      Libor forward +400
% Writedown                                              100%                              125%                                150%
                     ----------------------
                            Coll Loss %                                            Prepay Ramp
                     ---------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                  1        2,181,218.79 (35.12)              2,355,668.66 (37.93)              1,571,124.39 (25.30)

                                  2        6,211,000.00 (100.00)             5,051,236.97 (81.33)              3,512,449.56 (56.55)
S&P Loss Ramp
                                  3        6,211,000.00 (100.00)             6,211,000.00 (100.00)             5,388,253.23 (86.75)

                                  4        6,211,000.00 (100.00)             6,211,000.00 (100.00)             6,211,000.00 (100.00)
------------------------------------------------------------------------------------------------------------------------------------


         4           Breakeven Runs
                     --------------

                                 ------------------------------------------------------------------------------------
TRIGGERS FAIL                                                          Libor forward - 50
                                                 100%                           125%                           150%
                                                                       Prepay Ramp
                                 ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
         1st $ Loss CDR                         1.695                          1.734                          1.779

Cumulative Loss to Pool          27,606,717.19 (4.44%)          22,511,570.27 (3.62%)          18,738,791.89 (3.02%)

                    WAL                         11.09                          10.08                           8.80

   Period of 1st $ Loss                           178                            157                            164

           Princ Window                 Jul14 - Aug30                  Jun13 - Aug30                  Dec11 - Aug30

       Gap in Princ(Y/N)                            N                              N                              N
---------------------------------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------
TRIGGERS FAIL                                                          Libor forward
                                                 100%                        125%                           150%
                                                                       Prepay Ramp
                                 ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
         1st $ Loss CDR                         1.488                       1.544                          1.606

Cumulative Loss to Pool          24,333,594.76 (3.92%)       20,103,883.75 (3.24%)          16,951,852.85 (2.73%)

                    WAL                         11.12                       10.10                           8.82

   Period of 1st $ Loss                           169                         146                            130

           Princ Window                 Jul14 - Aug30               Jun13 - Aug30                  Jan12 - Aug30

       Gap in Princ(Y/N)                            N                           N                              N
---------------------------------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------
TRIGGERS FAIL                                                          Libor forward +200
                                                 100%                           125%                             150%
                                                                       Prepay Ramp
                                 ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

         1st $ Loss CDR                         0.740                          0.858                            0.812

Cumulative Loss to Pool          12,280,904.34 (1.98%)          11,278,542.36 (1.82%)             8,653,842.34 (1.39%)

                    WAL                         11.22                          10.18                             8.92

   Period of 1st $ Loss                           155                            144                              125

           Princ Window                 Sep14 - Aug30                  Jul13 - Aug30                    Feb12 - Aug30

       Gap in Princ(Y/N)                            N                              N                                N
---------------------------------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------
TRIGGERS FAIL                                                          Libor forward + 400
                                                 100%                           125%                            150%
                                                                       Prepay Ramp
                                 ------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
         1st $ Loss CDR                         0.250                          0.291                           0.339

Cumulative Loss to Pool           4,189,514.29 (0.67%)           3,863,830.69 (0.62%)            3,633,805.99 (0.59%)

                    WAL                         11.27                          10.25                            8.98

   Period of 1st $ Loss                           126                            127                             106

           Princ Window                 Oct14 - Aug30                  Aug13 - Aug30                   Mar12 - Aug30

       Gap in Princ(Y/N)                            N                              N                               N
---------------------------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------


             ---------------------------------------------------------------------------------------------
                      Month             % when WA seasoning <12mo         % when WA seasoning >12mo
             ---------------------------------------------------------------------------------------------
                        1                         4.00%                         4.00% & 5.75%
                        6                         5.75%                             6.25%
                        12                        6.25%                             13.00%
                        18                        13.00%                            10.25%
                        24                        10.25%                            10.00%
                        30                        10.00%                            9.50%
                        36                        9.50%                             9.00%
                        42                        9.00%                             9.00%
                        48                        9.00%                             7.75%
                        54                        7.75%                             5.75%
                        60                        5.75%                             5.50%
                        66                        5.50%                             4.25%
                        72                        4.25%                             0.00%
             ---------------------------------------------------------------------------------------------

GSAMP 2004-SEA2
      Run 11

      Assumptions:
             Pricing Prepayment Assumption
             12 mth lag, 50/75% severity
             Forward Libor
             CDR that results in the first principal writedown
             Collateral losses through life of bond
             Class M-5 priced at par
             Triggers fail day one


                  1 Mth Libor
                       1.28500
                       1.53041
                       1.86365
                       1.96496
                       2.08617
                       2.26372
                       2.54729
                       2.60826
                       2.76887
                       2.94175
                       3.09674
                       3.22418
                       3.36247
                       3.48847
                       3.59669
                       3.69666
                       3.79750
                       3.90396
                       4.05012
                       4.08674
                       4.17737
                       4.27462
                       4.35787
                       4.41814
                       4.47137
                       4.52169
                       4.56660
                       4.61182
                       4.66103
                       4.71061
                       4.75299
                       4.79572
                       4.83261
                       4.86641
                       4.89889
                       4.93061
                       4.96770
                       5.01445
                       5.05949
                       5.10091
                       5.14247
                       5.17728
                       5.21140
                       5.24442
                       5.27233
                       5.29839
                       5.32436
                       5.34387
                       5.37157
                       5.40890
                       5.44093
                       5.47157
                       5.50145
                       5.52865
                       5.55651
                       5.57907
                       5.59925
                       5.62019
                       5.63971
                       5.65500
                       5.67699
                       5.70521
                       5.73163
                       5.75706
                       5.77808
                       5.79851
                       5.81865
                       5.83510
                       5.84877
                       5.86477
                       5.87428
                       5.88551
                       5.90088
                       5.91836
                       5.93689
                       5.95393
                       5.96911
                       5.98345
                       5.99746
                       6.01007
                       6.01953
                       6.03230
                       6.03896
                       6.04831
                       6.05898
                       6.07170
                       6.08633
                       6.09589
                       6.10934
                       6.12160
                       6.12878
                       6.14030
                       6.14984
                       6.15750
                       6.16606
                       6.17501
                       6.18288
                       6.19512
                       6.20608
                       6.21573
                       6.22723
                       6.23354
                       6.24329
                       6.25191
                       6.25685
                       6.26427
                       6.27026
                       6.27631
                       6.28267
                       6.29380
                       6.29878
                       6.30727
                       6.31591
                       6.32130
                       6.32898
                       6.33539
                       6.33948
                       6.34656
                       6.35316
                       6.35522
                       6.36167
                       6.36936
                       6.37468
                       6.38080
                       6.38748
                       6.39292
                       6.40069
                       6.40428
                       6.40899
                       6.41606
                       6.42224
                       6.42584
                       6.43090
                       6.43587
                       6.44082
                       6.44693
                       6.45102
                       6.45769
                       6.46572
                       6.47192
                       6.47879
                       6.48872
                       6.49560
                       6.50574
                       6.51544
                       6.52418
                       6.53507
                       6.54045
                       6.55054
                       6.55825
                       6.56261
                       6.57056
                       6.57447
                       6.58151
                       6.58585
                       6.59224
                       6.59731
                       6.61035
                       6.62105
                       6.62714
                       6.63432
                       6.63928
                       6.63980
                       6.64272
                       6.63831
                       6.63597
                       6.63183
                       6.62618
                       6.62085
                       6.62301
                       6.62324
                       6.62213
                       6.62265
                       6.61762
                       6.61680
                       6.61384
                       6.60730
                       6.60384
                       6.59832
                       6.59258
                       6.58744
                       6.58691
                       6.58210
                       6.58030
                       6.57886
                       6.57435
                       6.57277
                       6.56979
                       6.56559
                       6.56368
                       6.56089
                       6.55571
                       6.55292
                       6.54990
                       6.54611
                       6.54274
                       6.53700
                       6.53365
                       6.53058
                       6.52503
                       6.51966
                       6.51809
                       6.51051
                       6.50769
                       6.50325
                       6.49652
                       6.49269
                       6.48741
                       6.48151
                       6.47765
                       6.46920
                       6.46547
                       6.45816
                       6.45469
                       6.44697
                       6.44212
                       6.43581
                       6.42891
                       6.42397
                       6.41455
                       6.41027
                       6.40315
                       6.39409
                       6.38901
                       6.38043
                       6.37513
                       6.36723
                       6.36121
                       6.35083
                       6.34508
                       6.33758
                       6.32800
                       6.32122
                       6.31378
                       6.30277
                       6.29715
                       6.28592
                       6.27885
                       6.27029
                       6.26202
                       6.25167
                       6.24231
                       6.22953
                       6.22014
                       6.21096
                       6.19945
                       6.19095
                       6.18125
                       6.17061
                       6.16332
                       6.15492
                       6.14349
                       6.13632
                       6.12877
                       6.11932
                       6.11136
                       6.10397
                       6.09573
                       6.08948
                       6.07995
                       6.07273
                       6.06749
                       6.06055
                       6.05340
                       6.04705
                       6.04127
                       6.03508
                       6.02948
                       6.02224
                       6.01738
                       6.01293
                       6.00666
                       6.00090
                       5.99858
                       5.99144
                       5.98862
                       5.98469
                       5.97911
                       5.97625
                       5.97245
                       5.96840
                       5.96509
                       5.96239
                       5.95934
                       5.95557
                       5.95396
                       5.95100
                       5.95012
                       5.94557
                       5.94519
                       5.94389
                       5.94087
                       5.94050
                       5.93930
                       5.93780
                       5.93843
                       5.93535
                       5.93541
                       5.93562
                       5.93649
                       5.93112
                       5.92412
                       5.91611
                       5.90796
                       5.90173
                       5.89211
                       5.88679
                       5.88028
                       5.87192
                       5.86685
                       5.86084
                       5.85541
                       5.84926
                       5.84505
                       5.83784
                       5.83347
                       5.82954
                       5.82356
                       5.82023
                       5.81604
                       5.81085
                       5.80869
                       5.80557
                       5.80093
                       5.79847
                       5.79655
                       5.79299
                       5.79067
                       5.78899
                       5.78660
                       5.78625
                       5.78289
                       5.78171
                       5.78251
                       5.77938
                       5.78020
                       5.78028
                       5.77874
                       5.77974
                       5.78004
                       5.78009
                       5.78082
                       5.78224
                       5.78344
                       5.78339
                       5.78684
                       5.78728
                       5.79023
                       5.79254
                       5.79458
                       5.79879
                       5.79940
                       5.80386
                       5.80783
                       5.81004
                       5.81474
                       5.81725
                       5.82278
                       5.82679
                       5.83306
                       5.83502


-------------------------------------------------------------------------------------------
                                               50% Severity              75% Severity
-------------------------------------------------------------------------------------------
    Class M-5     CDR (%)                                      6.49                   4.25
                  Discount Margin                            257.30                 255.58
                  WAL                                         10.40                  10.61
                  Modified Duration                            7.28                   7.38
                  Principal Window                    Oct13 - Aug30          Apr14 - Aug30
                  Principal Writedown              31,157.54 (0.31%)      42,453.69 (0.43%)
                  Total Collat Loss            49,717,354.47 (8.01%)  50,977,170.96 (8.21%)
-------------------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - Price/Yield - AIO

Balance                $220,093,000.00  Delay           24
Coupon                 5                Dated           6/1/2004
Settle                 6/29/2004        First Payment   7/25/2004

Price                  4.68188

                       28 CPR         77 CPR          78 CPR          82 CPR
                       ---------------------------------------------------------------
                 Yield         3.0000          3.0000          2.9464         -0.5751
           Disc Margin             NA              NA              NA              NA
                   WAL           1.03            1.03            1.02            1.00
              Mod Durn           0.71            0.71            0.71            0.71
        Payment Window  Jul04 - Jun06   Jul04 - Jun06   Jul04 - Jun06   Jul04 - Jun06
                       ---------------------------------------------------------------

             LIBOR_1MO        1.25250         1.25250         1.25250         1.25250
                Prepay         28 CPR          77 CPR          78 CPR          82 CPR
   Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2 - CashflowsM1

Prepay      28 CPR
1 mth Libor 1.285%

Period        Date           Principal           Interest          Cash Flow          Balance
Total                        46,554,000.00       4,309,161.90      50,863,161.90

       0      29-Jun-04                  0                  0                  0      46,554,000.00
       1      25-Jul-04                  0          63,378.10          63,378.10      46,554,000.00
       2      25-Aug-04                  0          75,566.19          75,566.19      46,554,000.00
       3      25-Sep-04                  0          75,566.19          75,566.19      46,554,000.00
       4      25-Oct-04                  0          73,128.58          73,128.58      46,554,000.00
       5      25-Nov-04                  0          75,566.19          75,566.19      46,554,000.00
       6      25-Dec-04                  0          73,128.58          73,128.58      46,554,000.00
       7      25-Jan-05                  0          75,566.19          75,566.19      46,554,000.00
       8      25-Feb-05                  0          75,566.19          75,566.19      46,554,000.00
       9      25-Mar-05                  0          68,253.34          68,253.34      46,554,000.00
      10      25-Apr-05                  0          75,566.19          75,566.19      46,554,000.00
      11      25-May-05                  0          73,128.58          73,128.58      46,554,000.00
      12      25-Jun-05                  0          75,566.19          75,566.19      46,554,000.00
      13      25-Jul-05                  0          73,128.58          73,128.58      46,554,000.00
      14      25-Aug-05                  0          75,566.19          75,566.19      46,554,000.00
      15      25-Sep-05                  0          75,566.19          75,566.19      46,554,000.00
      16      25-Oct-05                  0          73,128.58          73,128.58      46,554,000.00
      17      25-Nov-05                  0          75,566.19          75,566.19      46,554,000.00
      18      25-Dec-05                  0          73,128.58          73,128.58      46,554,000.00
      19      25-Jan-06                  0          75,566.19          75,566.19      46,554,000.00
      20      25-Feb-06                  0          75,566.19          75,566.19      46,554,000.00
      21      25-Mar-06                  0          68,253.34          68,253.34      46,554,000.00
      22      25-Apr-06                  0          75,566.19          75,566.19      46,554,000.00
      23      25-May-06                  0          73,128.58          73,128.58      46,554,000.00
      24      25-Jun-06                  0          75,566.19          75,566.19      46,554,000.00
      25      25-Jul-06                  0          73,128.58          73,128.58      46,554,000.00
      26      25-Aug-06                  0          75,566.19          75,566.19      46,554,000.00
      27      25-Sep-06                  0          75,566.19          75,566.19      46,554,000.00
      28      25-Oct-06                  0          73,128.58          73,128.58      46,554,000.00
      29      25-Nov-06                  0          75,566.19          75,566.19      46,554,000.00
      30      25-Dec-06                  0          73,128.58          73,128.58      46,554,000.00
      31      25-Jan-07                  0          75,566.19          75,566.19      46,554,000.00
      32      25-Feb-07                  0          75,566.19          75,566.19      46,554,000.00
      33      25-Mar-07                  0          68,253.34          68,253.34      46,554,000.00
      34      25-Apr-07                  0          75,566.19          75,566.19      46,554,000.00
      35      25-May-07                  0          73,128.58          73,128.58      46,554,000.00
      36      25-Jun-07                  0          75,566.19          75,566.19      46,554,000.00
      37      25-Jul-07                  0          73,128.58          73,128.58      46,554,000.00
      38      25-Aug-07                  0          75,566.19          75,566.19      46,554,000.00
      39      25-Sep-07                  0          75,566.19          75,566.19      46,554,000.00
      40      25-Oct-07                  0          73,128.58          73,128.58      46,554,000.00
      41      25-Nov-07                  0          75,566.19          75,566.19      46,554,000.00
      42      25-Dec-07                  0          73,128.58          73,128.58      46,554,000.00
      43      25-Jan-08                  0          75,566.19          75,566.19      46,554,000.00
      44      25-Feb-08       1,466,676.58          75,566.19       1,542,242.77      45,087,323.42
      45      25-Mar-08       3,431,559.43          68,463.85       3,500,023.28      41,655,763.99
      46      25-Apr-08       3,274,651.67          67,615.40       3,342,267.07      38,381,112.32
      47      25-May-08       3,211,417.39          60,290.33       3,271,707.72      35,169,694.93
      48      25-Jun-08       3,092,598.20          57,087.25       3,149,685.45      32,077,096.73
      49      25-Jul-08       3,032,776.47          50,387.77       3,083,164.25      29,044,320.26
      50      25-Aug-08       2,920,532.21          47,144.58       2,967,676.79      26,123,788.05
      51      25-Sep-08       2,838,321.81          42,403.99       2,880,725.80      23,285,466.24
      52      25-Oct-08       2,596,937.18          36,577.59       2,633,514.77      20,688,529.06
      53      25-Nov-08         595,604.15          33,581.51         629,185.65      20,092,924.91
      54      25-Dec-08         584,032.37          31,562.64         615,595.00      19,508,892.54
      55      25-Jan-09         562,400.05          31,666.73         594,066.78      18,946,492.49
      56      25-Feb-09         546,536.31          30,753.84         577,290.16      18,399,956.18
      57      25-Mar-09         545,439.28          26,976.38         572,415.66      17,854,516.90
      58      25-Apr-09         515,849.58          28,981.35         544,830.93      17,338,667.32
      59      25-May-09         505,778.45          27,236.16         533,014.60      16,832,888.87
      60      25-Jun-09         487,028.25          27,323.05         514,351.30      16,345,860.62
      61      25-Jul-09         477,501.34          25,676.62         503,177.97      15,868,359.28
      62      25-Aug-09         459,793.24          25,757.43         485,550.68      15,408,566.03
      63      25-Sep-09         446,782.15          25,011.10         471,793.25      14,961,783.88
      64      25-Oct-09         438,016.96          23,502.47         461,519.43      14,523,766.92
      65      25-Nov-09         421,764.56          23,574.90         445,339.45      14,102,002.37
      66      25-Dec-09         413,473.29          22,151.90         435,625.19      13,688,529.07
      67      25-Jan-10         398,125.92          22,219.14         420,345.06      13,290,403.15
      68      25-Feb-10         386,833.46          21,572.91         408,406.37      12,903,569.69
      69      25-Mar-10         385,904.01          18,918.07         404,822.07      12,517,665.69
      70      25-Apr-10         364,995.58          20,318.61         385,314.19      12,152,670.10
      71      25-May-10         357,781.00          19,089.82         376,870.82      11,794,889.11
      72      25-Jun-10         344,487.68          19,145.40         363,633.08      11,450,401.43
      73      25-Jul-10         337,663.53          17,986.67         355,650.21      11,112,737.89
      74      25-Aug-10         325,112.68          18,038.13         343,150.82      10,787,625.21
      75      25-Sep-10         315,857.68          17,510.41         333,368.10      10,471,767.53
      76      25-Oct-10         309,579.96          16,449.40         326,029.36      10,162,187.56
      77      25-Nov-10         298,066.03          16,495.21         314,561.24       9,864,121.53
      78      25-Dec-10         292,128.27          15,494.89         307,623.16       9,571,993.26
      79      25-Jan-11       9,571,993.26          15,537.21       9,587,530.47                  0


Period                       Unsched Princ   Accrued Interest             Coupon  Effective Coupon
Total                        46,554,000.00       4,309,161.90


       0                                 0                  0                  0                  0
       1                                 0          63,378.10              1.885              1.885
       2                                 0          75,566.19              1.885              1.885
       3                                 0          75,566.19              1.885              1.885
       4                                 0          73,128.58              1.885              1.885
       5                                 0          75,566.19              1.885              1.885
       6                                 0          73,128.58              1.885              1.885
       7                                 0          75,566.19              1.885              1.885
       8                                 0          75,566.19              1.885              1.885
       9                                 0          68,253.34              1.885              1.885
      10                                 0          75,566.19              1.885              1.885
      11                                 0          73,128.58              1.885              1.885
      12                                 0          75,566.19              1.885              1.885
      13                                 0          73,128.58              1.885              1.885
      14                                 0          75,566.19              1.885              1.885
      15                                 0          75,566.19              1.885              1.885
      16                                 0          73,128.58              1.885              1.885
      17                                 0          75,566.19              1.885              1.885
      18                                 0          73,128.58              1.885              1.885
      19                                 0          75,566.19              1.885              1.885
      20                                 0          75,566.19              1.885              1.885
      21                                 0          68,253.34              1.885              1.885
      22                                 0          75,566.19              1.885              1.885
      23                                 0          73,128.58              1.885              1.885
      24                                 0          75,566.19              1.885              1.885
      25                                 0          73,128.58              1.885              1.885
      26                                 0          75,566.19              1.885              1.885
      27                                 0          75,566.19              1.885              1.885
      28                                 0          73,128.58              1.885              1.885
      29                                 0          75,566.19              1.885              1.885
      30                                 0          73,128.58              1.885              1.885
      31                                 0          75,566.19              1.885              1.885
      32                                 0          75,566.19              1.885              1.885
      33                                 0          68,253.34              1.885              1.885
      34                                 0          75,566.19              1.885              1.885
      35                                 0          73,128.58              1.885              1.885
      36                                 0          75,566.19              1.885              1.885
      37                                 0          73,128.58              1.885              1.885
      38                                 0          75,566.19              1.885              1.885
      39                                 0          75,566.19              1.885              1.885
      40                                 0          73,128.58              1.885              1.885
      41                                 0          75,566.19              1.885              1.885
      42                                 0          73,128.58              1.885              1.885
      43                                 0          75,566.19              1.885              1.885
      44                      1,466,676.58          75,566.19              1.885              1.885
      45                      3,431,559.43          68,463.85              1.885              1.885
      46                      3,274,651.67          67,615.40              1.885              1.885
      47                      3,211,417.39          60,290.33              1.885              1.885
      48                      3,092,598.20          57,087.25              1.885              1.885
      49                      3,032,776.47          50,387.77              1.885              1.885
      50                      2,920,532.21          47,144.58              1.885              1.885
      51                      2,838,321.81          42,403.99              1.885              1.885
      52                      2,596,937.18          36,577.59              1.885              1.885
      53                        595,604.15          33,581.51              1.885              1.885
      54                        584,032.37          31,562.64              1.885              1.885
      55                        562,400.05          31,666.73              1.885              1.885
      56                        546,536.31          30,753.84              1.885              1.885
      57                        545,439.28          26,976.38              1.885              1.885
      58                        515,849.58          28,981.35              1.885              1.885
      59                        505,778.45          27,236.16              1.885              1.885
      60                        487,028.25          27,323.05              1.885              1.885
      61                        477,501.34          25,676.62              1.885              1.885
      62                        459,793.24          25,757.43              1.885              1.885
      63                        446,782.15          25,011.10              1.885              1.885
      64                        438,016.96          23,502.47              1.885              1.885
      65                        421,764.56          23,574.90              1.885              1.885
      66                        413,473.29          22,151.90              1.885              1.885
      67                        398,125.92          22,219.14              1.885              1.885
      68                        386,833.46          21,572.91              1.885              1.885
      69                        385,904.01          18,918.07              1.885              1.885
      70                        364,995.58          20,318.61              1.885              1.885
      71                        357,781.00          19,089.82              1.885              1.885
      72                        344,487.68          19,145.40              1.885              1.885
      73                        337,663.53          17,986.67              1.885              1.885
      74                        325,112.68          18,038.13              1.885              1.885
      75                        315,857.68          17,510.41              1.885              1.885
      76                        309,579.96          16,449.40              1.885              1.885
      77                        298,066.03          16,495.21              1.885              1.885
      78                        292,128.27          15,494.89              1.885              1.885
      79                      9,571,993.26          15,537.21              1.885              1.885


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 2004-SEA2
    Run 12

    Assumptions:

          Scenario 1 :
          75% PPC, 35% severity, 12 mth lag, trigger fails day one, to maturity, forward libor
          Scenario 2 :
          50% PPC, 40% severity, 12 mth lag, trigger fails day one, to maturity, forward libor + 200 bps

          For all other assumptions please refer to the term sheet.

            1 mth libor      1 mth + 200

                 1.30000          3.30000
                 1.52196          3.52196
                 1.86131          3.86131
                 1.97263          3.97263
                 2.09882          4.09882
                 2.29267          4.29267
                 2.56677          4.56677
                 2.62029          4.62029
                 2.79328          4.79328
                 2.96238          4.96238
                 3.10564          5.10564
                 3.23746          5.23746
                 3.37150          5.37150
                 3.49149          5.49149
                 3.59749          5.59749
                 3.69689          5.69689
                 3.79544          5.79544
                 3.89705          5.89705
                 4.05028          6.05028
                 4.08036          6.08036
                 4.17112          6.17112
                 4.26148          6.26148
                 4.33906          6.33906
                 4.39731          6.39731
                 4.44887          6.44887
                 4.50064          6.50064
                 4.55074          6.55074
                 4.60724          6.60724
                 4.66901          6.66901
                 4.72380          6.72380
                 4.77088          6.77088
                 4.81595          6.81595
                 4.85335          6.85335
                 4.88682          6.88682
                 4.91611          6.91611
                 4.94135          6.94135
                 4.97471          6.97471
                 5.02299          7.02299
                 5.06408          7.06408
                 5.10315          7.10315
                 5.14273          7.14273
                 5.17958          7.17958
                 5.21214          7.21214
                 5.24409          7.24409
                 5.27246          7.27246
                 5.30026          7.30026
                 5.32679          7.32679
                 5.34874          7.34874
                 5.37771          7.37771
                 5.41494          7.41494
                 5.44856          7.44856
                 5.48180          7.48180
                 5.51049          7.51049
                 5.54146          7.54146
                 5.56533          7.56533
                 5.58905          7.58905
                 5.60931          7.60931
                 5.63179          7.63179
                 5.64870          7.64870
                 5.66503          7.66503
                 5.68848          7.68848
                 5.71476          7.71476
                 5.74119          7.74119
                 5.76586          7.76586
                 5.78797          7.78797
                 5.81168          7.81168
                 5.82755          7.82755
                 5.84603          7.84603
                 5.85995          7.85995
                 5.87582          7.87582
                 5.88693          7.88693
                 5.89858          7.89858
                 5.91371          7.91371
                 5.93254          7.93254
                 5.95287          7.95287
                 5.96762          7.96762
                 5.98550          7.98550
                 6.00209          8.00209
                 6.01291          8.01291
                 6.02729          8.02729
                 6.03742          8.03742
                 6.05026          8.05026
                 6.05872          8.05872
                 6.06982          8.06982
                 6.07819          8.07819
                 6.09308          8.09308
                 6.10732          8.10732
                 6.11855          8.11855
                 6.13165          8.13165
                 6.14503          8.14503
                 6.15364          8.15364
                 6.16699          8.16699
                 6.17457          8.17457
                 6.18486          8.18486
                 6.19393          8.19393
                 6.20317          8.20317
                 6.21318          8.21318
                 6.22828          8.22828
                 6.23694          8.23694
                 6.24853          8.24853
                 6.26021          8.26021
                 6.26976          8.26976
                 6.27764          8.27764
                 6.28708          8.28708
                 6.29304          8.29304
                 6.30169          8.30169
                 6.30971          8.30971
                 6.31290          8.31290
                 6.32141          8.32141
                 6.33296          8.33296
                 6.33995          8.33995
                 6.34878          8.34878
                 6.35740          8.35740
                 6.36575          8.36575
                 6.37245          8.37245
                 6.37774          8.37774
                 6.38281          8.38281
                 6.38987          8.38987
                 6.39566          8.39566
                 6.39850          8.39850
                 6.40456          8.40456
                 6.41209          8.41209
                 6.41891          8.41891
                 6.42615          8.42615
                 6.43064          8.43064
                 6.43766          8.43766
                 6.44347          8.44347
                 6.44836          8.44836
                 6.45218          8.45218
                 6.46006          8.46006
                 6.46257          8.46257
                 6.46750          8.46750
                 6.47298          8.47298
                 6.47563          8.47563
                 6.48145          8.48145
                 6.48659          8.48659
                 6.49140          8.49140
                 6.49908          8.49908
                 6.50222          8.50222
                 6.51018          8.51018
                 6.51561          8.51561
                 6.52373          8.52373
                 6.53053          8.53053
                 6.54028          8.54028
                 6.54624          8.54624
                 6.55723          8.55723
                 6.56676          8.56676
                 6.57274          8.57274
                 6.58073          8.58073
                 6.58757          8.58757
                 6.59092          8.59092
                 6.59767          8.59767
                 6.59807          8.59807
                 6.60106          8.60106
                 6.60334          8.60334
                 6.60544          8.60544
                 6.60721          8.60721
                 6.61488          8.61488
                 6.62055          8.62055
                 6.62450          8.62450
                 6.62997          8.62997
                 6.63010          8.63010
                 6.63217          8.63217
                 6.63390          8.63390
                 6.63100          8.63100
                 6.63082          8.63082
                 6.62843          8.62843
                 6.62561          8.62561
                 6.62413          8.62413
                 6.62858          8.62858
                 6.62608          8.62608
                 6.62764          8.62764
                 6.62845          8.62845
                 6.62661          8.62661
                 6.62346          8.62346
                 6.62198          8.62198
                 6.61679          8.61679
                 6.61450          8.61450
                 6.61044          8.61044
                 6.60161          8.60161
                 6.59977          8.59977
                 6.60056          8.60056
                 6.59875          8.59875
                 6.59800          8.59800
                 6.59768          8.59768
                 6.59655          8.59655
                 6.59583          8.59583
                 6.59256          8.59256
                 6.59101          8.59101
                 6.59158          8.59158
                 6.58717          8.58717
                 6.58569          8.58569
                 6.58453          8.58453
                 6.58024          8.58024
                 6.57881          8.57881
                 6.57593          8.57593
                 6.57231          8.57231
                 6.57081          8.57081
                 6.56445          8.56445
                 6.56282          8.56282
                 6.55745          8.55745
                 6.55602          8.55602
                 6.55019          8.55019
                 6.54723          8.54723
                 6.54276          8.54276
                 6.53760          8.53760
                 6.53448          8.53448
                 6.52660          8.52660
                 6.52396          8.52396
                 6.51793          8.51793
                 6.51140          8.51140
                 6.50705          8.50705
                 6.49971          8.49971
                 6.49571          8.49571
                 6.48901          8.48901
                 6.48425          8.48425
                 6.47487          8.47487
                 6.47019          8.47019
                 6.46373          8.46373
                 6.45501          8.45501
                 6.44912          8.44912
                 6.44211          8.44211
                 6.43288          8.43288
                 6.42735          8.42735
                 6.41663          8.41663
                 6.40970          8.40970
                 6.40235          8.40235
                 6.39497          8.39497
                 6.38474          8.38474
                 6.37729          8.37729
                 6.36826          8.36826
                 6.35864          8.35864
                 6.35077          8.35077
                 6.33937          8.33937
                 6.32954          8.32954
                 6.32145          8.32145
                 6.30947          8.30947
                 6.30135          8.30135
                 6.29167          8.29167
                 6.27848          8.27848
                 6.26899          8.26899
                 6.25836          8.25836
                 6.24577          8.24577
                 6.23483          8.23483
                 6.22446          8.22446
                 6.21357          8.21357
                 6.20325          8.20325
                 6.19136          8.19136
                 6.18139          8.18139
                 6.17340          8.17340
                 6.16390          8.16390
                 6.15282          8.15282
                 6.14435          8.14435
                 6.13577          8.13577
                 6.12672          8.12672
                 6.11827          8.11827
                 6.10823          8.10823
                 6.10111          8.10111
                 6.09290          8.09290
                 6.08451          8.08451
                 6.07618          8.07618
                 6.07126          8.07126
                 6.06143          8.06143
                 6.05611          8.05611
                 6.04951          8.04951
                 6.04132          8.04132
                 6.03597          8.03597
                 6.02960          8.02960
                 6.02303          8.02303
                 6.01726          8.01726
                 6.01210          8.01210
                 6.00656          8.00656
                 5.99997          7.99997
                 5.99699          7.99699
                 5.99064          7.99064
                 5.98705          7.98705
                 5.98252          7.98252
                 5.97778          7.97778
                 5.97509          7.97509
                 5.96877          7.96877
                 5.96673          7.96673
                 5.96368          7.96368
                 5.95897          7.95897
                 5.95697          7.95697
                 5.95410          7.95410
                 5.95053          7.95053
                 5.94867          7.94867
                 5.94739          7.94739
                 5.94389          7.94389
                 5.94308          7.94308
                 5.94144          7.94144
                 5.93953          7.93953
                 5.93975          7.93975
                 5.93630          7.93630
                 5.93699          7.93699
                 5.93685          7.93685
                 5.93451          7.93451
                 5.93529          7.93529
                 5.93528          7.93528
                 5.93597          7.93597
                 5.93138          7.93138
                 5.92405          7.92405
                 5.91370          7.91370
                 5.90642          7.90642
                 5.89946          7.89946
                 5.89046          7.89046
                 5.88422          7.88422
                 5.87702          7.87702
                 5.86896          7.86896
                 5.86399          7.86399
                 5.85788          7.85788
                 5.85032          7.85032
                 5.84508          7.84508
                 5.84027          7.84027
                 5.83380          7.83380
                 5.82870          7.82870
                 5.82422          7.82422
                 5.81903          7.81903
                 5.81582          7.81582
                 5.80964          7.80964
                 5.80544          7.80544
                 5.80319          7.80319
                 5.79960          7.79960
                 5.79583          7.79583
                 5.79282          7.79282
                 5.79046          7.79046
                 5.78783          7.78783
                 5.78588          7.78588
                 5.78238          7.78238
                 5.78104          7.78104
                 5.78031          7.78031
                 5.77797          7.77797
                 5.77639          7.77639
                 5.77685          7.77685
                 5.77478          7.77478
                 5.77527          7.77527
                 5.77505          7.77505
                 5.77462          7.77462
                 5.77629          7.77629
                 5.77449          7.77449
                 5.77660          7.77660
                 5.77808          7.77808
                 5.77791          7.77791
                 5.78028          7.78028
                 5.78052          7.78052
                 5.78377          7.78377
                 5.78547          7.78547
                 5.78934          7.78934
                 5.78965          7.78965
                 5.79383          7.79383
                 5.79751          7.79751
                 5.79946          7.79946
                 5.80393          7.80393
                 5.80781          7.80781
                 5.81141          7.81141
                 5.81727          7.81727
                 5.81947          7.81947
                 5.82440          7.82440
                 5.82971          7.82971
                 5.83599          7.83599
                 5.83930          7.83930


-----------------------------------------------------------------------------------------
                                             Scenario 1               Scenario 2
-----------------------------------------------------------------------------------------
   Class A-2B    CDR (%)                                56.326                    28.579
                 WAL                                      3.37                      6.07
                 Principal Window                Dec06 - Aug17             Aug08 - Mar24
                 Total Collat Loss      165,843,853.11 (26.72%)   163,618,139.49 (26.36%)
-----------------------------------------------------------------------------------------

* Total Collateral Losses are calculated through the bond life


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.